Exhibit 10.1

Execution Version
THIS AMENDED & RESTATED TRANSACTION SUPPORT AGREEMENT IS NOT AND SHALL NOT BE DEEMED AN OFFER OR ACCEPTANCE WITH RESPECT TO ANY SECURITIES.  ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS.  NOTHING CONTAINED IN THIS AMENDED & RESTATED TRANSACTION SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE SUPPORT EFFECTIVE DATE (AS DEFINED HEREIN), DEEMED BINDING ON ANY OF THE PARTIES TO THIS AGREEMENT ON THE TERMS DESCRIBED IN THIS AGREEMENT.
AMENDED & RESTATED TRANSACTION SUPPORT AGREEMENT

This AMENDED & RESTATED TRANSACTION SUPPORT AGREEMENT (together with all exhibits, schedules, and attachments hereto, as amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of April 17, 2023, is entered into by and among:

(i)
ATI Physical Therapy Inc. (“Topco”), ATI Holdings Acquisition, Inc. (the “Borrower”), Wilco Intermediate Holdings, Inc. (“Holdings”) and the Guarantors under the Credit Agreement (each, a “Company Party” and collectively, the “Company” or the “Company Parties”);

(ii)	Barclays Bank PLC (“Barclays”), as lender under the Credit Agreement;

(iii)	Barclays, as Administrative Agent under the Credit Agreement (pursuant to Section 28 hereof);

(iv)
HPS Investment Partners, LLC, as Lender Representative under the Credit Agreement and each HPS Lender under the Credit Agreement (“HPS” and together with Barclays, the “Consenting First Lien Lenders”);

(v)
Certain entities affiliated with or managed by, or affiliates of each of (a) Knighthead Capital Management, LLC, (b) Marathon Asset Management LP, (c) Onex Credit Management LLC and Onex Credit Partners, LLC, and (d) Caspian Capital L.P., as holders of 100% of the Preferred Stock and, to the extent specified on the signature pages hereto, as lenders under the Credit Agreement; and

(vi)
The undersigned investment entities affiliated with Advent International Corporation (“Advent” and together with the Consenting First Lien Lenders and the Consenting Preferred Equityholders, the “Consenting Stakeholders”), as holder of the majority of the Common Stock issued and outstanding as of the date hereof.

Each Company Party and Consenting Stakeholder is referred to as a “Party” and collectively, the “Parties.”

WHEREAS, the Parties previously entered into that certain Transaction Support Agreement, dated March 15, 2023 (the “Original Transaction Support Agreement”), whereby the Parties agreed to undertake the Transaction (as defined herein) on the terms and subject to the conditions set forth therein, and to take certain actions in furtherance of their mutual support and commitment in respect of the Transaction;

WHEREAS, on April 14, 2023, the Parties entered into that certain Amendment No. 1 to the Original Transaction Support Agreement (as amended, the “Amended Transaction Support Agreement”);

WHEREAS, the Parties have agreed to amend and restate the Amended Transaction Support Agreement pursuant to this Agreement;

WHEREAS, the Parties have agreed to undertake the Transaction  on the terms and subject to the conditions set forth herein, including as set forth in the Transaction Term Sheet (as defined herein), which is the product of arm’s-length, good faith discussions between the Parties and their respective advisors;

WHEREAS, as of the date hereof, each Consenting First Lien Lender and Consenting Crossholder is the beneficial owner, or the investment advisor or manager for the beneficial owner(s), of Term Loans or Revolving Loans, as applicable, in the amount set forth on its signature page hereto;

WHEREAS, as of the date hereof, each Consenting Preferred Equityholder is the beneficial owner, or the investment advisor or manager for the beneficial owner(s), of Preferred Stock in the amounts set forth on its signature page hereto;

WHEREAS, as of the date hereof, HPS and the Consenting Crossholders collectively hold, directly or indirectly, 100% of the outstanding Term Loans;

WHEREAS, as of the date hereof, the Consenting Preferred Equityholders collectively hold, directly or indirectly, 100% of the Preferred Stock;

WHEREAS, as of the date hereof, Advent holds, directly or indirectly, in excess of 56% of the Common Stock issued and outstanding as of the date hereof; and

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters addressed in this Agreement, the Signing Date Definitive Documents and in the transaction term sheet attached hereto as Exhibit A (together with all term sheets, schedules, exhibits, and annexes attached thereto, and as may be modified in accordance with the terms hereof, the “Transaction Term Sheet”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Certain Definitions.

Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Transaction Term Sheet.

As used in this Agreement, the following terms have the following meanings:

(a)          “Administrative Agent” as defined in the definition of “Credit Agreement”.

(b)          “Agreement Among Lenders” has the meaning ascribed to the term “AAL” in the Credit Agreement.

(c)          “Agreement Among Lenders Amendment” means that certain Amendment to the Agreement Among Lenders, by and between the holders of the First Lien Loans.

(d)         “Alternative Transaction” means any plan, dissolution, winding up, liquidation, receivership, assignment for the benefit of creditors, workout, sale or disposition, reorganization, assignment for the benefit of creditors, merger, consolidation, tender offer, exchange offer, business combination, joint venture, partnership, sale of all or substantially all assets, debt equitization, recapitalization, refinancing, material amendment, new money financing transaction or restructuring of any of the Company Parties or their assets other than the Transaction.

(e)          “Assignment and Assumption Agreement” means the Master Assignment and Assumption Agreement, dated as of the date hereof, by and among the Consenting First Lien Lenders party thereto and the Borrower.

(f)          “Certificate of Designation Amendment” means that certain First Amended and Restated Certificate of Designation of Series A Senior Preferred Stock of Topco, to be filed with the Secretary of State of the State of Delaware on or prior to the Closing Date, substantially in the form attached to this Agreement as Exhibit C-2.

(g)          “Certificate of Incorporation Amendment” means that certain Third Amended and Restated Certificate of Incorporation of Topco, to be filed with the Secretary of State of the State of Delaware on or prior to the Closing Date to contain terms and conditions consistent in all material respects with this Agreement, including for the avoidance of doubt, the Transaction Term Sheet and the Definitive Documents.

(h)         “Claim” means, except as otherwise defined solely for the purposes of Section 6 of this Agreement, any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured.

(i)           “Closing Date” means the date on which the Transaction is consummated.

(j)         “Closing Date Definitive Documents” means (a) any documents relating to the Preferred Stock, including, without limitation, the Investors’ Rights Agreement Amendment, the Certificate of Designation Amendment, and the Consenting Preferred Equityholders’ Consent, (b) the Registration Rights Agreement, (c) the Management Incentive Program, (d) any other documents related to the amendment and/or restatement of the Organizational Documents of the Company required to implement the Transaction (including the Certificate of Incorporation Amendment), (e) the Series B Certificate of Designation and (f) such other related documents and ancillary agreements required to implement the Transaction.

(k)          “Common Stock” means Topco’s issued and outstanding Class A common stock.

(l)          “Consenting Crossholder” means any party to this agreement which is both a lender under the Credit Agreement and a holder of Preferred Stock, in each case as indicated on the signature page or applicable Joinder Agreement for such party.

(m)        “Consenting Preferred Equityholder” means any party to this agreement which is a holder of Preferred Stock, as indicated on the signature page or applicable Joinder Agreement for such party.

(n)         “Consenting Preferred Equityholders’ Consent” means that certain Action by Written Consent of the Series A Senior Preferred Stockholders of the Company approving the Transaction and certain related matters, substantially in the form attached to this Agreement as Exhibit C-3.

(o)          “Credit Agreement” means that certain Credit Agreement, dated as of February 24, 2022, by and among the Borrower, Holdings, the lenders party thereto, Barclays, as Administrative Agent (together with its permitted successors and assigns in such capacity, the “Administrative Agent”), and HPS Investment Partners LLC, as Lender Representative, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 30, 2022, as shall be further amended by the Credit Agreement Amendment.

(p)          “Credit Agreement Amendment” means Amendment No. 2 to the Credit Agreement, dated as of the date hereof, by and among the Borrower, Holdings, the lenders party thereto, the Administrative Agent and the Lender Representative party thereto.

(q)          “Default” has the meaning assigned to such term in the Credit Agreement.

(r)          “Definitive Documents” means the Signing Date Definitive Documents and Closing Date Definitive Documents.

(s)          “Delayed Draw Note Commitment” has the meaning set forth in the Second Lien Note Purchase Agreement.

(t)           “Event of Default” has the meaning assigned to such term in the Credit Agreement.

(u)          “Fees and Expenses” has the meaning set forth in Section 4(v).

(v)          “First Lien Loans” means the Term Loans and the Revolving Loans.

(w)         “First Lien Termination Event” means, solely with respect to the Consenting First Lien Lenders, any of the following: (i) if (a) any Default that is, in the good faith determination of the Company, incapable of being cured or (b) an Event of Default shall occur under the Credit Agreement; provided, that, clause (i) shall not apply to any Specified Default; or (ii) notice of the occurrence of a Consenting Stakeholder Termination Event by any other Consenting Stakeholder.

(x)          “Governmental Authority” means any federal, state, local or other governmental authority having jurisdiction over any of the Company Parties.

(y)        “Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, by and among the Administrative Agent and Wilmington Savings Fund Socieity, FSB, as “Purchaser Representative”, and acknowledged by the Company Parties signatory thereto.

(z)          “Interest” means any capital stock, membership interest, partnership interest, or other equity security or rights exercisable or exchangeable into capital stock or any other equity security, whether vested or unvested, of a Company Party.

(aa)       “Investors’ Rights Agreement” means that certain Investors’ Rights Agreement, dated February 24, 2022, by and among Topco and the Consenting Preferred Equityholders, among others.

(bb)       “Investors’ Rights Agreement Amendment” means that certain First Amendment to the Investors’ Rights Agreement, to be entered as of the Closing Date, by and among Topco and the Consenting Preferred Equityholders party thereto, substantially in the form attached to this Agreement as Exhibit C-1.

(cc)        “Joinder Agreement” means a joinder to this Agreement substantially in the form attached to this Agreement as Exhibit B providing, among other things, that such Person signatory thereto is bound by the terms of this Agreement.  For the avoidance of doubt, any party that executes a Joinder Agreement shall be a “Consenting Stakeholder” and “Party” under this Agreement as provided therein.

(dd)        “Loan Documents” has the meaning assigned to such term in the Credit Agreement.

(ee)        “Majority Consenting Preferred Equityholders” means, at any time, Consenting Preferred Equityholders that collectively beneficially own or control more than at least 50% of all issued and outstanding Preferred Stock at such time.

(ff)        “Management Incentive Program” means that certain management incentive program to be adopted by Topco as of the Closing Date on terms and conditions reasonably acceptable to each of the Consenting Stakeholders.

(gg)        “New Second Lien PIK Convertible Notes” means the “Initial Notes” (as defined in the Second Lien Note Purchase Agreement).

(hh)        “Organizational Documents” means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

(ii)          “Outside Closing Date” means June 15, 2023.

(jj)         “Person” means any “person” as defined in section 101(41) of the Bankruptcy Code, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity.

(kk)        “Preferred Equity Held Term Loans” means the Term Loans held by the Consenting Crossholders or their respective affiliates.

(ll)          “Preferred Stock” means Topco’s issued and outstanding Series A Preferred Stock.

(mm)      “Registration Rights Agreement” means that certain Registration Rights Agreement to be entered as of the Closing Date, by and among Topco and the Consenting Preferred Equityholders for the benefit of the holders of the New Second Lien PIK Convertible Notes and the shares of Common Stock into which such notes are convertible, substantially in the form attached to this Agreement as Exhibit C-4.

(nn)         “Revolving Credit Facility” means the “Revolving Facility” as defined in the Credit Agreement.

(oo)        “Revolving Loans” has the meaning assigned to such term in the Credit Agreement.

(pp)      “Second Lien Note Purchase Agreement” means the Note Purchase Agreement, dated as of the date hereof, by and among the Topco, as Issuer, the Borrower, Holdings, the Purchasers party thereto and Wilmington Savings Fund Society, FSB, as Purchaser Representative.

(qq)        “Securities Act” means the Securities Act of 1933, as amended.

(rr)         “Series B Certificate of Designation” means that certain Certificate of Designation of Series B Preferred Stock of Topco, to be filed with the Secretary of State of the State of Delaware on or prior to the Closing Date, substantially in the form attached to this Agreement as Exhibit C-5.

(ss)        “Signing Date Definitive Documents” means (a) the Credit Agreement Amendment, (b) the Assignment and Assumption Agreement, (c) the Second Lien Note Purchase Agreement, (d) the Agreement Among Lenders Amendment, and (e) the Intercreditor Agreement, each of which has been executed contemporaneously with this Agreement.

(tt)         “Special Committee” means those certain special committees of the boards of directors of Topco and Borrower.

(uu)       “Specified Default” means any Default or Event of Default under Section 7.01(e) of the Credit Agreement prior to the Outside Closing Date arising from the Borrower’s failure to deliver an audit report for its fiscal year ended December 31, 2022 that satisfies the requirements set forth in Section 5.01(b) of the Credit Agreement.

(vv)        “Support Effective Date” means the date on which the counterpart signature pages to this Agreement have been executed and delivered by each of the Parties hereto.

(ww)       “Tax Code” means the Internal Revenue Code of 1986, as amended.

(xx)        “Term Loan Facility” means the “Term Facility” as defined in the Credit Agreement.

(yy)        “Term Loans” has the meaning assigned to such term in the Credit Agreement.

(zz)        “Transaction” means all acts, events, and transactions contemplated by, required for, and taken to implement the transactions contemplated under this Agreement (including the Signing Date Definitive Documents and the Transaction Term Sheet and for the avoidance of doubt, all schedules, exhibits and annexes attached thereto and hereto), pursuant to the Definitive Documents, each in the singular and collectively, as applicable.

(aaa)      “TSA Support Period” means the period commencing on the Support Effective Date and ending on the earliest of (i) with respect to any Party, the date on which this Agreement is terminated in accordance with Section 8 hereof with respect to such Party, (ii) the Outside Closing Date, and (iii) the Closing Date.

2.	Transaction Term Sheet; Definitive Documents.

(a)          Transaction Term Sheet. The Transaction Term Sheet is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein.  The Transaction Term Sheet and the Signing Date Definitive Documents set forth certain material terms and conditions of the Transaction.  Notwithstanding anything else in this Agreement to the contrary, in the event of any inconsistency between this Agreement and the Transaction Term Sheet (including the attachments thereto, as applicable), the Transaction Term Sheet (including the attachments thereto, as applicable) shall control.

(b)          Signing Date Definitive Documents.  Each of the Signing Date Definitive Documents has been finalized and executed by the requisite parties contemporaneously with the execution of this Agreement. Each Signing Date Definitive Documents shall become effective in accordance with the terms thereof.  Each Signing Date Definitive Document shall only be amended, restated, supplemented or modified in accordance with the terms thereof.

(c)        Closing Date Definitive Documents.  Each of the Closing Date Definitive Documents attached hereto is in agreed form, subject to finalization and, to the extent applicable, execution by the requisite parties thereto.  Agreed forms of the (a) the Investors’ Rights Agreement Amendment, (b) the Certificate of Designation Amendment, (c) the Consenting Preferred Equityholders’ Consent, (d) the Registration Rights Agreement and (e) the Series B Certificate of Designation, each of which has been negotiated and agreed to by the Company and the applicable Consenting Stakeholders, are attached hereto as Exhibit C-1, C-2, C-3, C-4 and C-5, respectively.  To the extent not attached hereto, each of the other Closing Date Definitive Documents shall (i) contain terms and conditions consistent in all material respects with this Agreement, including, for the avoidance of doubt, the Transaction Term Sheet, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 12 herein and the Signing Date Definitive Documents, and (ii) to the extent any matter is not addressed in the Transaction Term Sheet or any Signing Date Definitive Document, shall be in form and substance reasonably acceptable to the Company and each of the Consenting Stakeholders party to the applicable Closing Date Definitive Document; provided, that, any provision of such Closing Date Definitive Document which has an adverse effect on HPS or the Revolving Lenders shall be in form and substance satisfactory to HPS or the Required Revolving Lenders, as applicable (such consent not to be unreasonably withheld).

3.	Agreements of the Consenting Stakeholders; Acknowledgment of the Company Parties.

(a)         Agreement to Support.  During the TSA Support Period, each of the Consenting Stakeholders agree, subject to the terms and conditions hereof (including, for the avoidance of doubt, the termination rights under Section 8), that each Consenting Stakeholder, severally and not jointly, shall use commercially reasonable efforts to:

(i)          support the Transaction, to act in good faith and to take any and all actions reasonably necessary to consummate the Transaction in a manner consistent with this Agreement, as promptly as practicable, and in no event later than the Outside Closing Date;

(ii)         not direct any Person to take any action inconsistent with the Consenting Stakeholder’s obligations under this Agreement, and, if such Person, at the direction of the Consenting Stakeholder in breach of this Agreement, takes any action inconsistent with the Consenting Stakeholder’s obligations under this Agreement, the Consenting Stakeholder shall direct and use commercially reasonable efforts to cause such Person to cease, withdraw, and refrain from taking any such action;

(iii)         negotiate in good faith the Closing Date Definitive Documents and, to the extent applicable, execute the Closing Date Definitive Documents;

(iv)        not directly or indirectly, through any Person, take any action, including initiating (or encouraging any other Person to initiate) any legal proceeding, that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay, or impede the consummation of the Transaction;

(v)         to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Transaction, negotiate in good faith appropriate additional or alternative provisions to address any such impediment (to the extent not prohibited by law or regulation applicable to the Consenting Stakeholders);

(vi)       obtain and deliver such approvals, consents, waivers, and documents as are necessary to authorize the Consenting Stakeholders’ or the Company’s consummation and implementation of the Transaction in accordance with this Agreement, including the Transaction Term Sheet and the Signing Date Definitive Documents;

(vii)       support and take all actions reasonably necessary or reasonably requested by the Company to confirm such Consenting Stakeholder’s support for, and facilitate the consummation of the Transaction (to the extent not prohibited by law or regulation applicable to the Consenting Stakeholders); and

(viii)       consent to the releases set forth in Section 6 hereof (it being understood that such releases shall not become effective until the Closing Date);

provided, that, any obligation, other than with respect to the commitment obligations in connection with any Delayed Draw Note Commitment, arising under this Section 3(a) shall not require any Consenting Stakeholder to, directly or indirectly, incur any non de minimis cost, expense, liability, or Claim.

(b)          Temporary Forbearance, Etc..

(i)          Forbearance by the Consenting Preferred Equityholders and Advent.  Each of the Consenting Preferred Equityholders and Advent shall temporarily forbear during the TSA Support Period from the exercise of any and all rights and remedies against any of the Company Parties in contravention of this Agreement or that would reasonably be expected to prevent, interfere with, delay, or impede the consummation of the Transaction, whether at law, in equity, by agreement or otherwise, which are or become available to them in respect of any Claims (as defined below) or Interests, as applicable, including, without limitation, any rights and all rights and remedies arising under or in connection with the Certificate of Designation or the Investors’ Rights Agreement, in each case to the maximum extent permitted by law. For the avoidance of doubt, the foregoing forbearance shall not be construed to impair the ability of the Consenting Stakeholders to take any remedial action, without requirement for any notice, demand, or presentment of any kind (except as required by the Credit Agreement and/or any other Loan Document), at any time after the TSA Support Period (unless the TSA Support Period is terminated solely as a result of the occurrence of the Closing Date).  If the Transaction is not consummated or if this Agreement is terminated for any reason (other than termination solely as a result of the occurrence of the Closing Date), the Consenting Stakeholders fully reserve any and all of their rights.

(ii)          Forbearance by Consenting First Lien Lenders.

(A)       To induce the Consenting First Lien Lenders to execute this Agreement, each Company Party (for itself and on behalf of each of their respective subsidiaries) hereby acknowledges, stipulates, represents, warrants and agrees as follows:

(1)          No Default or Event of Default under the Credit Agreement and/or any other Loan Document has occurred and is continuing as of the date hereof; provided that no representation is made in this sentence with respect to any Specified Default.  Except as expressly set forth in this Section 3(b)(ii) with respect to any Specified Default, the agreements of the Consenting First Lien Lenders hereunder to forbear in the exercise of their respective rights, remedies, powers, privileges and defenses under the Loan Documents in respect of any Specified Default during the TSA Support Period do not in any manner whatsoever limit any right of any of the Consenting First Lien Lenders to insist upon compliance with this Agreement or any Loan Document during the TSA Support Period.

(2)         Nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or, except as expressly set forth in this Section 3(b)(ii) with respect to any Specified Default, otherwise to limit in any respect, any rights, remedies, powers, privileges and defenses that the Administrative Agent, the Consenting First Lien Lenders or any other lenders under the Credit Agreement have or may have arising as the result of any Default or Event of Default (including any Specified Default) that has occurred or that may occur under the Credit Agreement, the other Loan Documents or applicable law.  Except as expressly set forth in this Section 3(b)(ii) with respect to any Specified Default, the Consenting First Lien Lenders’ actions in entering into this Agreement are without prejudice to the rights of any of the Administrative Agent, the Consenting First Lien Lenders or any other lenders under the Credit Agreement to pursue any and all remedies under the Loan Documents pursuant to applicable law or in equity available to it in its sole discretion upon the termination (whether upon expiration thereof, upon acceleration or otherwise) of the TSA Support Period.

(3)         All of the assets pledged, assigned, conveyed, mortgaged, hypothecated or transferred to the Administrative Agent pursuant to the Collateral Documents (as defined in the Credit Agreement) are (and shall continue to be) subject to valid and enforceable, subject to the Legal Reservations (as defined in the Credit Agreement), liens and security interests of the Administrative Agent, as collateral security for all of the Secured Obligations (as defined in the Credit Agreement), subject to no Liens other than Liens permitted by Section 6.02 of the Credit Agreement, and all of the Secured Obligations are secured by unavoidable, subject to the Legal Reservations, first-priority, subject to Liens permitted by Section 6.02 of the Credit Agreement, security interest in and liens on the Collateral, as described in the Collateral Documents.  Each Company Party (for itself and for each of their respective subsidiaries) hereby reaffirms and ratifies its prior conveyance to the Administrative Agent of a continuing security interest in and lien on the Collateral (as defined in the Credit Agreement).  There are no offsets, counterclaims or defenses (other than any defense arising from the permitted release of any Loan Party from its obligations under the Loan Documents in accordance with the express terms thereof) to any of the Secured Obligations, nor are there any bases for any arguments for avoidance, recharacterization, subordination or any other claim, cause of action or other challenge of any kind to the Secured Obligations or the security interests in and liens on the Collateral, as applicable, under the Bankruptcy Code or under any other applicable law or otherwise.

(4)         Except as expressly set forth herein in this Section 3(b)(ii) with respect to any Specified Default, the Company Parties understand and accept the temporary nature of the forbearance provided hereby and that the Consenting First Lien Lenders have given no assurances that they will extend such forbearance beyond the TSA Support Period or provide waivers under or amendments to the Credit Agreement or any other Loan Document.  For the avoidance of doubt, and except as expressly set forth in this Section 3(b)(ii) with respect to any Specified Default, the forbearance in this Section 3(b)(ii) shall not be construed to impair the ability of the Consenting First Lien Lenders to take any remedial action, without requirement for any notice, demand, or presentment of any kind, at any time during or after the TSA Support Period (other than any such notice, demand or presentment that is required by the terms of the Loan Documents). If this Agreement is terminated for any reason, the Consenting First Lien Lenders fully reserve any and all of their rights.

(B)       Subject to (1) the occurrence of the Support Effective Date and (2) the continuing effectiveness and enforceability of the Loan Documents in accordance with their terms, the Consenting First Lien Lenders and the Consenting Crossholders agree to forbear in the exercise of their respective rights, remedies, powers, privileges and defenses under the Credit Agreement and the other Loan Documents solely in respect of any Specified Default during the TSA Support Period; provided that, (I) without limiting the terms of this clause (B), each Company Party shall comply with all limitations, restrictions, covenants and prohibitions that would otherwise be effective or applicable under the Loan Documents, and (II) nothing herein shall be construed as a waiver by the Administrative Agent, any Consenting First Lien Lender or any other Lender of any Specified Default.

(C)        Upon the occurrence of a termination of this Agreement with respect to any Consenting First Lien Lender, this Agreement shall automatically and without any further action or notice terminate and be of no force and effect with respect to such Consenting First Lien Lender; it being expressly agreed that the effect of such termination will be to permit the Consenting First Lien Lender to exercise, or cause the exercise of, any rights, remedies, powers, privileges and defenses available to any of them under the Credit Agreement, the other Loan Documents or applicable law, immediately, without any further notice, demand, passage of time, presentment, protest or forbearance of any kind (all of which each Company Party hereby waives), in each case, subject to the terms of the Credit Agreement and the other Loan Documents.

Notwithstanding anything contained in this Section 3(b)(ii) to the contrary, nothing in this Section 3(b)(ii) shall supersede, limit, waive or otherwise impair and/or modify the terms of any Definitive Document.

Notwithstanding anything to the contrary in this Agreement, it is understood and agreed for the avoidance of doubt that the provisions in this Agreement that reference any Specified Default shall not be deemed to constitute an acknowledgement, inference or admission by the Company that any Specified Default has occurred or will occur.

(c)       Preservation of Rights. Notwithstanding the foregoing, nothing in this Agreement, shall: (i) be construed to limit consent and approval rights provided in this Agreement, the Transaction Term Sheet, and the Definitive Documents; (ii) be construed to prohibit any Consenting Stakeholder from contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement; and (iii) constitute a waiver or amendment of any provision of any documents or agreements that give rise to a Consenting Stakeholder’s Claims or Interests, as applicable.

(d)          [reserved].

(e)          [reserved].

(f)           [reserved].

(g)          Advent Voting Agreement.  During the TSA Support Period, (a) provided, that, the non-Advent Parties have complied with their obligations hereunder and that this Agreement shall not have been terminated by any non-Advent Party, and (b) subject in all respects to the negotiation and completion of the Definitive Documents reasonably acceptable to Advent and that are consistent in all material respects with the terms and subject to the conditions set forth herein and in the Transaction Term Sheet, Advent, in its capacity solely as a holder of the Common Stock,  hereby agrees to vote (in person or by proxy) at any meeting of the stockholders of Topco (whether annual, special or otherwise, and whether or not adjourned or postponed) or consent (or cause to be voted or consented) to any action by any written consent or resolution (x) in favor of any matters required under applicable law or stock exchange regulation to give effect to the Transaction, which shall include (i) the Company’s entry into the Definitive Documents, (ii) the appointment of directors to the board of directors of Topco by the Consenting Preferred Equityholders, (iii) any amendment and/or restatement of the Organizational Documents of the Company Parties or any other actions related to the Company’s corporate governance that are reasonably necessary to consummate the Transaction, (iv) a reverse split to raise the per-share trading price of the Common Stock in order to comply with applicable New York Stock Exchange (NYSE) listing rules and enable the Company to have sufficient authorized share capital to consummate the Transaction, and (v) any other transaction or proposal approved and/or recommended by the Special Committee, boards of directors, or members (as applicable) of the Company Parties relating directly or indirectly to the Transaction, which is reasonably necessary and appropriate to consummate the Transaction and are otherwise materially consistent with the Transaction Term Sheet and this Agreement and are reasonably acceptable to Advent, and (y) not support any other proposals that could reasonably be expected to delay or impair the ability of the Company to enter into the Definitive Documents or give effect to the Transaction.

4.	Agreements of the Company Parties.

(a)           Covenants. Each Company Party agrees that, for the duration of the TSA Support Period, such Company Party shall (and shall cause its subsidiaries to):

(i)          support and use commercially reasonable efforts to consummate and complete the Transaction and take any actions reasonably necessary to consummate the Transaction in a manner consistent with this Agreement, as promptly as practicable, and in no event later than the Outside Closing Date;

(ii)         if the Company Parties receive an unsolicited bona fide proposal or expression of interest in undertaking an Alternative Transaction the Company Parties shall, within 48 hours of the receipt of such expression of interest, notify the Consenting Stakeholders of the receipt thereof, with such notice to include the material terms thereof and thereafter comply with Section 4(a)(iii)(B);

(iii)        not (A) solicit, initiate or encourage the submission of any proposal or offer from any Person relating to an Alternative Transaction or (B) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing, provided that, the foregoing shall not limit the Company’s rights under section 8(e)(ii) in connection with the Fiduciary Out;

(iv)        not, nor encourage any other person or entity to, take any action which would, or would reasonably be expected to, breach or be inconsistent with this Agreement or delay, impede, appeal, or take any other negative action, directly or indirectly, to interfere with the consummation or implementation of the Transaction and, if such person or entity takes any action inconsistent with any Company Party’s obligations under this Agreement, the Company Party shall direct and use commercially reasonable efforts to cause such person or entity to cease, withdraw, and refrain from taking any such action;

(v)          (a) during the TSA Support Period promptly (and no later than within five (5) business days after request) pay or reimburse the reasonable and documented, fees and out-of-pocket expenses of (1) Milbank LLP, counsel to HPS, (2) Davis Polk & Wardwell LLP, counsel to the Consenting Preferred Equityholders, (3) Ropes & Gray LLP, counsel to Advent, and (4) Cahill Gordon & Reindel LLP, counsel to Barclays and the Administrative Agent (collectively, the “Fees and Expenses”), and (b) upon the Closing Date, pay or reimburse any unpaid Fees and Expenses, in each case incurred pursuant to the representation of their respective client in connection with the negotiation, implementation, or closing of the Transaction and in each case by wire transfer to the applicable professional of immediately available funds;

(vi)       prepare such proxy statements, information statements or other disclosure documents with respect to solicitations of the Topco’s existing shareholders necessary or advisable to implement the Transaction, including providing any and all information reasonably required in connection therewith;

(vii)       to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Transaction, negotiate in good faith appropriate additional or alternative provisions to address any such impediment;

(viii)       consent to the releases set forth in Section 6 hereof;

(ix)       provide prompt written notice (in accordance with Section 22 hereof) to the Consenting First Lien Lenders, the Consenting Preferred Equityholders and Advent between the date hereof and the Closing Date of (A) receipt of any written notice from any Governmental Authority in connection with this Agreement or the Transaction; and (B) receipt of any written notice of any proceeding commenced, or, to the actual knowledge of the Company Parties, threatened against the Company Parties, that, if successful, would prevent or materially interfere with, delay, or impede the consummation of the Transaction;

(x)         without limiting the generality of the foregoing, except as expressly contemplated by this Agreement or otherwise in the ordinary course of business consistent with past practice, each of the Company Parties shall not, without prior written consent of each of the Consenting Stakeholders, (A) amend its Organizational Documents, (B) combine or reclassify any shares of capital stock of the Topco or declare, set aside, or pay any dividend or other distribution in respect of the capital stock of the Company, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company equity securities, (C) issue, deliver or sell, or authorize the issuance, delivery or sale of, any Company equity securities or amend any term of any Company equity security, except, for the avoidance of doubt, in connection with any grant under the Company’s 2021 Equity Incentive Plan (as amended, expanded or supplemented from time to time), or (D) enter into an agreement to do any of the foregoing;

(xi)        from and after the date of this Agreement and during the TSA Support Period, operate the business of the Company and its subsidiaries in a manner determined by the Company to be reasonable and prudent given the circumstances existing at the time; and

(xii)        not designate any subsidiaries as “Unrestricted Subsidiaries” under the Credit Agreement.

5.	Conditions to Effectiveness of the Transaction.

(a)          Conditions to Closing.  The closing of the Transaction and the obligations of the parties in connection therewith are subject to satisfaction of each of the following conditions:

(i)          each Closing Date Definitive Document and any other documentation necessary to consummate the Transaction (other than those documents permitted to be executed and delivered on a post-closing basis in accordance with the terms thereof) shall be in form and substance reasonably acceptable to, and have been executed and delivered by, each party thereto, provided, that, any provision of any Definitive Document (other than as set forth in the forms of the Closing Date Definitive Document described in clauses (a) and (b) of the definition thereof to the extent exhibited to this Agreement) which has an adverse effect on HPS or the Revolving Lenders shall be in form and substance reasonably satisfactory to HPS or the Required Revolving Lenders, as applicable;

(ii)         None of the Signing Date Definitive Documents shall have been terminated or amended, restated, modified or supplemented other than in accordance with the terms thereof;

(iii)         this Agreement shall be in full force and effect;

(iv)        the conditions precedent to the Transaction Term Sheet and any Definitive Document shall have been satisfied or waived by the appropriate parties in accordance with their terms

(v)          the Company Parties shall have paid or reimbursed any and all reasonable and documented, fees and out-of-pocket expenses of (A) Milbank LLP, counsel to HPS, (B) Davis Polk & Wardwell LLP, counsel to the Consenting Preferred Equityholders, (C) Ropes & Gray LLP, counsel to Advent, and (D) Cahill Gordon & Reindel LLP, counsel to Barclays and the Administrative Agent, in each case incurred pursuant to the representation of their respective client in connection with the negotiation, implementation, and closing of the Transaction;

(vi)         approval by Topco stockholders of the Transaction and the other transactions contemplated by the Definitive Documents; and

(vii)        the Fees and Expenses as of such date shall be paid by the Company by wire transfer or immediately available funds.

6.	Releases.

(a)        In consideration of the agreements of the Company, HPS, the Consenting Preferred Equityholders, Advent and Barclays contained herein and in the Definitive Documents, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, except with respect to the representations, warranties and/or covenants of the Company, HPS, the Consenting Preferred Equityholders, Advent and Barclays contained in the Definitive Documents and any other related transaction documents, (I) each Company Party, on behalf of itself and its successors, assigns, and other legal representatives (the “Company Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges HPS, Barclays, each Consenting Preferred Equityholder, and Advent, and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (the “Company Released Parties”), (II) HPS, on behalf of itself and its successors, assigns, and other legal representatives (the “HPS Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Company Party, Consenting Preferred Equityholders (solely in such equityholder’s capacity as a Consenting Preferred Equityholder), Barclays and Advent, and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (the “HPS Released Parties”), (III) each Consenting Preferred Equityholder, on behalf of itself and its successors, assigns, and other legal representatives (the “Consenting Preferred Equityholder Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Company Party, HPS, Barclays and Advent and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (the “Consenting Preferred Equityholder Released Parties”), (IV) Advent, on behalf of itself and its successors, assigns, and other legal representatives (the “Advent Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Company Party, HPS, Barclays and each Consenting Preferred Equity Holder, and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (the “Advent Released Parties”), and (V) Barclays, on behalf of itself and its successors, assigns, and other legal representatives (together with the Company Releasing Parties, the HPS Releasing Parties, the Consenting Preferred Equityholder Releasing Parties and the Advent Releasing Parties, the “Releasing Parties”) (each of (I)-(V) in their capacities as such), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Company Party, HPS, each Consenting Preferred Equity Holder and Advent, and, in each case, its successors and assigns, and its present and former shareholders, direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, employees, agents, attorneys, accountants, investment bankers, consultants and other representatives, and all Persons acting by, through, under or in concert with any of them, and each solely in their capacity as such (together with the Company Released Parties, the HPS Released Parties, the Consenting Preferred Equityholder Released Parties and the Advent Released Parties, each in their capacities as such, the “Released Parties”), in each case, of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, recoupment, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, contingent or mature, suspected or unsuspected, both at law and in equity which any Releasing Party may now or hereafter own, hold, have or claim to have against the applicable Released Parties (as specified in this section 6(a)) or any of them for or on account of, or in relation to, or in any way in connection with the Company, the Company’s subsidiaries, the Transaction, actions taken to consummate the Transaction or any of the transactions contemplated thereunder or related thereto, and entry into the Definitive Documents; provided, that, (i) the release set forth in this Section 6(a) shall not be effective unless the Closing Date shall have occurred and (ii) nothing in this Section 6(a) shall be construed to (x) release the Released Parties from any (1) gross negligence, willful misconduct, or actual fraud, in each case as determined by a final order of a court of competent jurisdiction where such order is not subject to appeal, (2) Claims that arise solely from or relate to acts or omissions occurring after the Closing Date, (3) liability arising from or in connection with any pending shareholder or derivative actions filed against the Company or any of its officers and directors or any pending SEC inquiry or demand for information, or (4) obligations under, or waive any right to enforce, the terms of the Definitive Documents; or (y) (1) impact any Parties’ rights, as applicable and if any, to enforce the terms of the Loan Documents, including, without limitation, the indemnification provisions set forth therein, (2) constitute a waiver of any default or Event of Default arising thereunder or limit in any respect, any rights, remedies, powers, privileges and defenses that the Administrative Agent, the Consenting First Lien Lenders or any other lenders under the Credit Agreement have or may have arising as the result of any Default or Event of Default that has occurred or that may occur under the Credit Agreement or the other Loan Documents or (3) waive or release any indemnification and other obligations that are expressly stated in the Credit Agreement or any other Loan Document as surviving that respective agreement’s termination which shall remain in full force and effect.

(b)          Each Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(c)        In entering into this Agreement, each Releasing Party has consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The release set forth herein shall survive the termination of this Agreement or the other agreements contemplated hereby.  Each Releasing Party acknowledges and agrees that the release set forth above may not be changed, amended, waived, discharged or terminated orally.

(d)          For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the releases set forth in this Section 6 shall survive the termination of this Agreement but shall become effective only upon the closing of the Transaction.

(e)          References to Barclays in this Section 6 shall be a collective reference to Barclays Bank PLC in its capacity as Administrative Agent and Revolving Lender.

7.	Transfer of Claims, Interests and Securities.

(a)          Except as otherwise provided in the Transaction Term Sheet, during the TSA Support Period, the Consenting Stakeholders agree, subject to the terms and conditions hereof, that each Consenting Stakeholder, severally and not jointly, shall not sell, transfer, loan, issue, participate, pledge, hypothecate, assign or otherwise dispose of or offer or contract to pledge, encumber, assign, sell or otherwise transfer (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Claims against or Interests in the Company or any option thereon or any right or interest therein, unless such Transfer is made to a Person that is or becomes party to this Agreement or is otherwise approved by the Company. Notwithstanding the foregoing, (i) the Consenting Stakeholders shall be permitted during the TSA Support Period to Transfer their Claims and Interests, as applicable, to their respective affiliates and managed funds and accounts without the consent of any other party, provided that any such affiliate or managed fund or accounts agrees to be bound by the terms of this Agreement; and (ii) the foregoing restriction shall not be applicable to transferees that are broker-dealers or trading desks in their capacity or to the extent of their holdings as a broker-dealer or market maker of claims engaged in market making or riskless back-to-back trades.

(b)          Notwithstanding anything to the contrary herein, except as otherwise provided in the Transaction Term Sheet, each of the Consenting Preferred Equityholders and Advent, severally and not jointly, agrees that such Consenting Preferred Equityholder or Advent shall not, during the TSA Support Period, Transfer, or contract to Transfer, in whole or in part, directly or indirectly, any portion of its right, title, or interests in any of its shares, stock, or other equity interests in Topco, to the extent such action would impair any of the U.S. income tax attributes of Topco, Borrower, Holdings or any of their subsidiaries including, for the avoidance of doubt, under section 382 of the Tax Code (or analogous provisions of state income tax law); provided, however, that, (1) with respect solely to this Section 7(b), upon receipt of written notice of any proposed Transfer or contract to Transfer of shares, stock or other equity interests in Topco, the Company shall (x) evaluate in good faith such proposed Transfer or contract to Transfer and, within 15 business days of the receipt of such notice, advise the proposing party as to whether such Transfer would result in an “ownership change” under Section 382 of the Internal Revenue Code (and to the extent applicable, U.S. Department of Treasury Regulations Section 1.1502-92) when viewed in the aggregate with any other proposed Transfers and (2) if the Company does not, within 15 business days, advise such proposing party that such proposed Transfer would be expected to result in such an “ownership change”, such Transfer shall not be prohibited by this Section 7(b).

8.	Termination of Agreement.

(a)          This Agreement shall terminate as to all Parties or, if such termination arises under Section 8(e)(i) and (iv), the applicable Party, upon the receipt of written notice to such Parties, delivered in accordance with Section 22 hereof, from the Company Parties at any time after and during the continuance of any Company Termination Event.

(b)         This Agreement shall terminate with respect to a Consenting Stakeholder upon delivery to the other Parties of written notice, delivered in accordance with Section 22 hereof, from such Consenting Stakeholder at any time after and during the continuance of a Consenting Stakeholder Termination Event; provided, this Agreement shall remain in effect with respect to each other non-terminating Consenting Stakeholder unless and until such other Consenting Stakeholder separately terminates this Agreement as to itself pursuant to this Section 8(b).

(c)          This Agreement shall terminate with respect to each of HPS and Barclays upon delivery to the other Parties of written notice, delivered in accordance with Section 22 hereof, from HPS or Barclays, as applicable, at any time after and during the continuance of a First Lien Termination Event.

(d)          Notwithstanding any provision to the contrary in this Section 8, (A) except with respect to a Consenting Stakeholder Termination Event occurring under clause (ix) of the definition thereof, no Party may terminate this Agreement on account of a Company Termination Event or Consenting Stakeholder Termination Event, as applicable, caused by such Party’s failure to perform or comply in all material respects with the terms and conditions of this Agreement or where such Party is otherwise in breach of this Agreement (in each case unless such failure to perform, failure to comply, or breach arises from another Party’s breach of this Agreement that would otherwise be a Company Termination Event or Consenting Stakeholder Termination Event, as applicable) and (B) solely with respect to the Consenting First Lien Lenders, if (i) any Default that is, in the good faith determination of the Company, incapable of being cured or (ii) an Event of Default shall occur under the Credit Agreement, a Consenting First Lien Lender may terminate this Agreement on account of a Consenting Stakeholder Termination Event.

(e)          A “Company Termination Event” shall mean any of the following:

(i)          with respect to the applicable Consenting Stakeholder only, the breach in any material respect by any of the Consenting Stakeholders of any of the undertakings, representations, warranties, or covenants set forth herein in any material respect that remains uncured for a period of five (5) business days after the receipt of written notice of such breach pursuant to Section 22 hereof (as applicable);

(ii)          the Special Committee, boards of directors, or members (as applicable) of the Company Parties reasonably determines in good faith based upon the advice of outside counsel that continued performance under this Agreement or pursuit of the Transaction would be inconsistent with the exercise of its fiduciary duties under applicable law; provided, however, that in the event a Company Party desires to terminate this Agreement pursuant to this Section 8(e)(ii) (such right to terminate this Agreement pursuant to this Section 8(e)(ii), the “Fiduciary Out”), the Company Party shall as soon as reasonably practicable but in no event less than one (1) day advance written notice to the Consenting First Lien Lenders, the Consenting Preferred Equityholders and Advent prior to the date such Company Party elects to terminate this Agreement pursuant to the Fiduciary Out advising the Consenting First Lien Lenders, the Consenting Preferred Equityholders and Advent that such Company Party intends to terminate this Agreement pursuant to the Fiduciary Out;

(iii)         the issuance by any Governmental Authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order declaring this Agreement to be unenforceable, enjoining the consummation of a material portion of the Transaction or rendering illegal this Agreement or the Transaction, where such ruling, judgment or order has not been not stayed, reversed or vacated within twenty-five (25) calendar days after such issuance and where the Company has used commercially reasonable efforts to cause such ruling to be stayed, reversed, or vacated;

(iv)         if any Consenting Stakeholder (A) publicly announces their intention not to support the Transaction or (B) validly terminates this Agreement as to themselves pursuant to Section 8(b), in which case the Company can terminate as to such Consenting Stakeholder;

(v)          if the Closing Date Definitive Documents shall not have been executed by the requisite parties by the Outside Closing Date; or

(vi)         if the Transaction shall not have been consummated by the Outside Closing Date.

Notwithstanding the foregoing, any of the dates or deadlines set forth in this Section 8 may be extended in writing by agreement of the Company, the Consenting First Lien Lenders, the Consenting Preferred Equityholders and Advent (email being sufficient), provided, for the avoidance of doubt, that the Outside Closing Date shall only be extended in accordance with the terms of section 12 of this Agreement.

(f)          A “Consenting Stakeholder Termination Event” shall mean any of the following:

(i)          the material breach by any Company Party or another Consenting Stakeholder of (A) any covenant contained in this Agreement or (B) any other obligations of the Company Parties set forth in this Agreement, and, in each case, such breach remains uncured for a period of five (5) business days after receipt of written notice thereof pursuant to Section 22 hereof (as applicable);

(ii)          the representations or warranties made by the Company will have been untrue in any material respect when made;

(iii)         the representations or warranties made by any Consenting Stakeholder will have been untrue in any material respect when made;

(iv)        the Definitive Documents and any amendments, modifications, or supplements thereto include terms that are materially inconsistent with the Transaction Term Sheet and are not otherwise reasonably acceptable to the Consenting Stakeholders who have consent rights over the applicable Definitive Document in accordance with Section 2(b) hereof, and such event remains unremedied for a period of five (5) business days following the Company Parties’ receipt of notice pursuant to Section 22 hereof (as applicable);

(v)         the issuance by any Governmental Authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order declaring this Agreement to be unenforceable, enjoining the consummation of the Transaction or rendering illegal this Agreement or the Transaction, and either (A) such ruling, judgment or order has been issued at the request of or with the acquiescence of a Company Party, or (B) in all other circumstances, such ruling, judgment or order has not been not stayed, reversed or vacated within twenty-five (25) calendar days after such issuance;

(vi)         if any Company Party (A) proposes, supports or agrees in writing to pursue (including, for the avoidance of doubt, as may be evidenced by a duly executed term sheet, letter of intent, or similar document) an Alternative Transaction, or (B) validly terminates this Agreement as to themselves pursuant to Section 8(b);

(vii)        [reserved];

(viii)       if the Closing Date Definitive Documents shall not have been executed by the requisite parties by the Outside Closing Date;

(ix)         if the Transaction shall not have been consummated on or before the Outside Closing Date;

(x)          solely with respect to the Consenting First Lien Lenders, a First Lien Termination Event;

(xi)         with respect to any Consenting Stakeholder other than the Consenting First Lien Lenders, obligations under the Credit Agreement shall have been accelerated and/or one or more lenders shall have exercised remedies thereof; or

(xii)      with respect to Advent, this Agreement is terminated by (i) any of the Consenting First Lien Lenders or (ii) Consenting Preferred Equityholders that collectively beneficially own or control more than 50% of all issued and outstanding Preferred Stock as of the date of such termination.

(g)          Mutual Termination. This Agreement may be terminated by mutual agreement of each Party upon the receipt of written notice delivered in accordance with Section 22 hereof.

(h)          Automatic Termination. This Agreement shall terminate automatically, without any further action required by any Party, upon:

(i)        the filing or commencement of any proceeding relating to any of the Company Parties under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any of the Company Parties or of any substantial part of their property;

(ii)          the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any of the Company Parties or of any substantial part of their property;

(iii)        the making by any of the Company Parties of an assignment for the benefit of creditors or the admission by any of the Company Parties in writing of its inability to pay its debts generally as they become due; and

(iv)         the occurrence of the Closing Date.

For the avoidance of doubt, the termination events outlined in this Section 8 shall not survive the Closing Date.

(i)          Effect of Termination. Upon the termination of this Agreement as to a Party in accordance with this Section 8, if the Transaction has not been consummated, and except as provided in Section 16 hereof, this Agreement shall forthwith become void and of no further force or effect as to such Party and such Party shall, except as provided otherwise in this Agreement, be immediately released from its liabilities, forbearances, obligations, commitments, undertakings and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Transaction or otherwise, that it would have been entitled to take had it not entered into this Agreement, including all rights and remedies available to it under applicable law and any applicable agreements (including, for the avoidance of doubt, the Loan Documents); provided, however, that, in no event shall any such termination relieve a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination; provided, further, for the avoidance of doubt, that the Signing Date Definitive Documents shall only become effective in accordance with the respective terms thereof.

(j)          If the Transaction has not been consummated prior to the date of termination of this Agreement, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights and the Parties expressly reserve any and all of their respective rights.  Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

9.	Definitive Documents; Good Faith Cooperation; Further Assurances.

Subject to the terms and conditions described herein, during the TSA Support Period, each Company Party, severally and jointly, and each Consenting Stakeholder, severally but not jointly, hereby covenants and agrees to reasonably cooperate with the other Parties in good faith in connection with, and shall exercise commercially reasonable efforts with respect to the pursuit, approval, implementation, and consummation of the Transaction pursuant to the Transaction Term Sheet and the Signing Date Definitive Documents, as well as the negotiation, drafting, execution (to the extent such Party is a party thereto), and delivery of the Closing Date Definitive Documents.  Furthermore, subject to the terms and conditions hereof, during the TSA Support Period each Consenting Stakeholder, severally but not jointly, shall each use reasonable efforts to take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, including the making and filing of any required regulatory filings, and shall each refrain from taking any action that would frustrate the purpose and intent of this Agreement; provided, that, (x) any obligation, other than with respect to the commitment obligations in connection with the Delayed Draw Note Commitments, arising under this Section 9 shall not require any Consenting Stakeholder to, directly or indirectly, incur any non de minimis cost, expense, liability, or Claim and (y) for the avoidance of doubt, and notwithstanding anything herein or the Transaction Term Sheet to the contrary, in no instance shall any Closing Date Definitive Document cause, require, or in any way permit any Company Party or any of their affiliates to amend, modify, impair, or in any way alter any indemnification or contribution agreement, undertaking, or obligation in favor of any Advent Released Party currently in place as of the date hereof.

10.	Representations and Warranties.

(a)          Each Consenting Stakeholder, severally and not jointly, and each Company Party, severally and jointly, represent and warrant to the other Parties that the following statements are true, correct and complete as of the date hereof:

(i)        such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder, and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part;

(ii)         the execution, delivery and performance by such Party of this Agreement does not and will not (A) violate any material provision of law, rule or regulation applicable to it or, as applicable, any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or, as applicable, any of its subsidiaries is a party, other than any default contemplated by the Transaction;

(iii)        the execution, delivery and performance by such Party of this Agreement does not and will not require any registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state or Governmental Authority or regulatory body;

(iv)        this Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(v)        such Party (A) is a sophisticated party with respect to the subject matter of this Agreement and the transactions contemplated hereby, (B) has adequate information concerning the matters that are the subject of this Agreement and the transactions contemplated hereby, (C) has such knowledge and experience in financial and business matters of this type that it is capable of evaluating the merits and risks of entering into this Agreement and of making an informed investment decision, and has independently and without reliance upon any warranty or representation by, or information from, any other Party or any officer, employee, agent or representative thereof, of any sort, oral or written, except the warranties and representations expressly set forth in this Agreement, and based on such information as such Party has deemed appropriate, made its own analysis and decision to enter into this Agreement and the transaction contemplated hereby, and (D) acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress;

(vi)        with respect to the Company, such Party is not aware of the occurrence of any event, fact or circumstance that, due to any fiduciary or similar duty to any other Person, would prevent it from taking any action required of it under this Agreement; and

(vii)        such Party is not currently engaged in any discussions, negotiations or other arrangements with respect to any Alternative Transaction.

(b)         Each Consenting First Lien Lender, severally and not jointly, represents and warrants to the other Parties that such Consenting First Lien Lender (A) is the beneficial owner of the aggregate principal amount of Term Loans or Revolving Loans, as applicable, set forth below its name on the signature page hereto, free and clear of any restrictions on transfer, liens, or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances and does not own any other First Lien Loans, and/or (B) has sole investment and/or voting discretion and/or authority to vote on and provide consent or waivers with respect to such Term Loans or Revolving Loans.

(c)         Each Consenting Preferred Equityholder, severally and not jointly, represents and warrants to the other Parties that, as of the date hereof, each Consenting Preferred Equityholder (i) is the owner of the number of shares of Preferred Stock set forth below its name on the signature page hereto, free and clear of any restrictions on transfer, liens or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances and does not own any other existing equity interests and (ii) has (A) sole investment or voting discretion with respect thereto, and (B) full power and authority to vote on and consent to matters concerning such equity interests or to exchange, assign, and transfer such equity interests.

(d)         Advent, severally and not jointly, represents and warrants to the other Parties that, as of the date hereof, Advent (i) is the owner of the number of shares of Common Stock set forth below its name on the signature page hereto, free and clear of any restrictions on transfer, liens or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances and does not own any other existing equity interests and (ii) has (A) sole investment or voting discretion with respect thereto, and (B) full power and authority to vote on and consent to matters concerning such equity interests or to exchange, assign, and transfer such equity interests.

(e)         Each Consenting Stakeholder represents and warrants to the other Parties that it (i) is an accredited investor (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act), (ii) understands that any securities to be acquired by it (if any) pursuant to the Transaction have not been registered under the Securities Act and that such securities are being offered and sold pursuant to the exemption from registration pursuant to Regulation D promulgated under the Securities Act, based in part upon such Consenting Stakeholder’s representations, as applicable, contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available, (iii) has such knowledge and experience in financial and business matters that such Consenting Stakeholder is capable of evaluating the merits and risks of the securities to be acquired by it (if any) pursuant to the Transaction and understands and is able to bear any economic risks with such investment, (iv) is acquiring any securities to be acquired by it (if any) pursuant to the Transaction for its own account, for investment purposes only and not with a view to any distribution thereof that would not otherwise comply with the Securities Act and (v) did not decide to acquire any securities to be acquired by it (if any) pursuant to the Transaction as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D promulgated under the Securities Act.

(f)          Each Consenting Crossholder, severally and not jointly, represents and warrants to the other Parties that such Consenting Crossholder is the beneficial owner of the aggregate principal amount of Term Loans set forth below its name on the signature page hereto, free and clear of any restrictions on transfer, liens, or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances and does not own any other Term Loans, and/or has sole investment and/or voting discretion and/or authority to vote on and provide consent or waivers with respect to such Term Loans.

11.	Disclosure; Publicity.

The Company Parties shall submit drafts to counsel to the Consenting Stakeholders, respectively, of any press release or other public statements that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement or otherwise announcing the Transaction or relating to the Transaction at least two (2) business days prior to disclosure, or if such submission two business days prior to disclosure is not possible, as soon as reasonably practicable prior to disclosure.  Except as required by applicable law, subpoena, or other legal process or regulation, and notwithstanding any provision of any other agreement between the Company and any Consenting Stakeholder to the contrary (other than in the Credit Agreement), no Party or its advisors shall disclose to any person (including, for the avoidance of doubt, any other Consenting Stakeholder), other than advisors to the Company, the principal amount or percentage of any debt or equity holdings of any Consenting Stakeholder without such Consenting Stakeholder’s prior written consent; provided, however, that (a) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall, to the extent permitted by law, afford the relevant Consenting Stakeholder a reasonable opportunity to review and comment in advance of such disclosure and shall take commercially reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant Consenting Stakeholder), (b) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of indebtedness or equity securities, as applicable, collectively held by the Consenting Stakeholders, (c) nothing in this Section 11 shall constitute a waiver or modification of any provision of those certain Confidentiality Agreements entered into between the Company and each Consenting Preferred Equityholder, and (d) nothing in this Section 11 shall prohibit any disclosures by HPS, Barclays or the Administrative Agent to any person to the extent such disclosure is permitted by the Credit Agreement, the Agreement Among Lenders or any other Loan Document. Notwithstanding the provisions in this Section 11, any Party may disclose, to the extent consented to in writing by a Consenting Stakeholder, such Consenting Stakeholder’s individual holdings.

12.	Amendments and Waivers.

This Agreement, including any exhibits or schedules hereto, may not be waived, modified, amended or supplemented except with the written consent of (i) the Company Parties, (ii) HPS, (iii)  each of the Consenting Preferred Equityholders, provided that, with respect to Consenting Preferred Equityholders in the case of this clause (iii), any extension to the Outside Closing Date to a date no later than August 31, 2023 shall only require the written consent of Consenting Preferred Equityholders that collectively beneficially own or control more than at least 75% of all issued and outstanding Preferred Stock as of the date of such extension, (iv) Advent and (v) Barclays  (including in its capacity as Administrative Agent with respect to Section 11 and Section 28), and any waiver, modification, amendment or supplement to this Section 12 shall require the written consent of all of the Parties, provided, that this Agreement may not be amended in a manner adverse to any Released Party with respect to the releases governed by Section 6 hereof without such Released Party’s prior written consent, provided, further, that respective counsel to each of the Parties may provide written consent to any extension to the Outside Signing Date or Outside Closing Date on behalf of their respective client(s) (email being a sufficient form of such written consent). For the avoidance of doubt, this Agreement shall not modify or amend Section 9.02 of the Credit Agreement.

13.	Effectiveness; Effect on Credit Agreement.

This Agreement shall become effective and binding on all Parties on the Support Effective Date.  The Credit Agreement, the Agreement Among Lenders and the other Loan Documents remain in full force and effect, except as expressly modified hereby.  Nothing contained in this Agreement shall be construed as a substitution or novation of the obligations of the Loan Parties outstanding under the Credit Agreement or instruments securing the same, which obligations shall remain in full force and effect, except as expressly modified hereby or as contemplated by the Signing Date Definitive Documents.  Nothing express or implied in this Agreement shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under any Loan Document, and such obligations and liabilities shall remain in full force and effect, except as expressly modified hereby.

14.	Governing Law; Jurisdiction; Waiver of Jury Trial

(a)         This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof.

Each of the Parties irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement brought by any Party or its successors or assigns shall be brought and determined in any federal or state court in the Borough of Manhattan in the State of New York, and, in the event the Company becomes the subject of any bankruptcy cases under chapter 11 of title 11 of the United States Code, the presiding bankruptcy court, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Transaction.  Each of the Parties agrees not to commence any proceeding relating hereto or thereto except in the courts described above, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court as described herein.  Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient.  Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding arising out of or relating to this Agreement or the Transaction, (i) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(b)          EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

15.	Specific Performance/Remedies.

It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief.  Each Party also agrees that it will not seek, and will waive any requirement for, the securing or posting of a bond in connection with any Party seeking or obtaining such relief.

16.	Survival.

Notwithstanding the termination of this Agreement pursuant to Section 8 hereof, the agreements and obligations of the Parties in this Section 16, and Sections 6, 8(i), 8(j), 10, 11, 14, 15, 17, 18, 19, 20, and 24 shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided, however, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.  For the avoidance of doubt, the Company's obligations to pay accrued and unpaid Fees and Expenses incurred in connection with the Transaction prior to the Company's exercise of the Fiduciary Out shall survive termination of this Agreement.

17.	Headings

The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

18.	Successors and Assigns; Severability; Several Obligations.

This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, and executors.  If any provision of this Agreement, or the application of any such provision to any Person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.  The agreements, representations and obligations of the Parties are, in all respects, ratable and several and neither joint nor joint and several.

19.	No Third-Party Beneficiaries.

Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties (and their respective successors, permitted assigns, heirs, and executors) and no other Person shall be a third-party beneficiary hereof; provided, that with respect to any Released Party, such Released Party shall be, and is deemed to be, a third-party beneficiary with respect to the releases granted pursuant to Section 6 hereof.

20.	Prior Negotiations; Entire Agreement.

This Agreement, including the exhibits and schedules hereto (including the Transaction Term Sheet) and the Signing Date Definitive Documents constitute the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties acknowledge that any confidentiality agreements (if any) heretofore executed between the Company Parties, on the one hand, and each Consenting Stakeholder, on the other hand, as applicable, shall continue in full force and effect; provided, that, (a) in the event of a conflict between this Agreement and the Transaction Term Sheet, the Transaction Term Sheet shall control in all respects and (b) in the event of any conflict between the Transaction Term Sheet and any Signing Date Definitive Document, such Signing Date Definitive Document shall control in all respects.

21.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement, with the effect as if all Parties had signed the same agreement.  Execution copies of this Agreement may be delivered by electronic mail in portable document format (pdf), which shall be deemed to be an original for the purposes of this paragraph.

22.	Notices.

All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, by overnight courier or by registered or certified mail (return receipt requested) to the following addresses:

(a)	If to the Company Parties:

ATI Physical Therapy, Inc.
790 Remington Blvd
Bolingbrook, IL 60440
Attention: Erik Kantz
Email: Erik.Kantz@atipt.com
With a copy to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention:	Ray C. Schrock, P.C. Natasha S. Hwangpo
Email:	Ray.Schrock@weil.com Natasha.Hwangpo@weil.com

(b)	If to HPS:

HPS Investment Partners, LLC
40 West 57th Street
New York, NY US 10019
Attn: Aman Malik
with a copy to:

Milbank LLP
55 Hudson Yards
New York, NY US 10001-2163
Attention: John Britton
Email: jbritton@milbank.com
(c)	If to the Consenting Preferred Equityholders:

Davis Polk & Wardwell LLP
450 Lexington Ave
New York, NY 10017
Attention: Brian Resnick
Email: brian.resnick@davispolk.com
(d)	If to Barclays:

Cahill Gordon & Reindel LLP
32 Old Slip
New York, NY 10005
Attention: David Barash
Email: dbarash@cahill.com
(e)	If to Advent:

Ropes & Gray LLP
191 N Upper Wacker Drive
32nd Floor
Chicago, IL 60606
Attention: Ryan Preston Dahl
Email: Ryan.Dahl@ropesgray.com
Any notice given by delivery, mail or courier shall be effective when received.  Any notice given by electronic mail shall be effective upon transmission.

23.	Joinder.

One or more additional Persons may become party hereto after the date of this Agreement by executing and delivering a Joinder Agreement to the Company.  Immediately upon the execution and delivery of a Joinder Agreement (and without any further action), each such additional Person will be bound by the terms of this Agreement and deemed to be a (i) “Consenting Stakeholder” and (ii) a “Party” for all purposes under this Agreement.  For the avoidance of doubt, each Person that executes a Joinder Agreement shall have all of the rights and obligations of a Consenting Stakeholder of the applicable class of Consenting Stakeholder hereunder.

24.	Reservation of Rights; No Admission.

(a)         Nothing contained herein shall limit the ability of any Party to consult with other Parties so long as such consultation or appearance is consistent with such Party’s obligations hereunder.

(b)          Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of each of the Parties to protect and preserve its rights, remedies, and interests, including its Claims against any of the other Parties (or their respective affiliates or subsidiaries).  This Agreement, including the Transaction Term Sheet, and the Signing Date Definitive Documents are part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties.  Pursuant to Rule 408 of the Federal Rules of Evidence and any other applicable rules of evidence, and any other applicable law, foreign or domestic, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.  This Agreement shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever.  Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

25.	No Offer; Representation by Counsel; Adequate Information.

(a)          This Agreement is not and shall not be deemed an offer with respect to the issue or sale of securities to any person or entity, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful.

(b)          Each Party acknowledges that it has had an opportunity to receive information from the Company Parties and that it has been, or is part of a group that has been, or has had an opportunity to be, represented by counsel in connection with this Agreement and the transactions contemplated hereby.  Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

26.	Time is of the Essence.

The Parties acknowledge and agree that time is of the essence and that they must each use commercially reasonable efforts to effectuate and consummate the Transaction as soon as reasonably practicable.

27.	[Reserved].

28.	Administrative Agent Direction; Indemnity; Release.

Barclays, as Administrative Agent under the Credit Agreement, makes no representations as to the validity or sufficiency of this Agreement.  Each of the parties hereto acknowledges and agrees that Barclays Bank PLC is acknowledging this Agreement in its capacity as Administrative Agent under the Credit Agreement pursuant to direction from the Consenting First Lien Lenders signatory hereto.  In connection with the foregoing, the Consenting Stakeholders and the Borrower hereto acknowledge and agree that the terms of Article 8 and Article 9 of the Credit Agreement shall apply to the acknowledgment by the Administrative Agent of this Agreement and any action taken by the Administrative Agent in furtherance of this Agreement and the transactions described herein.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and, as applicable, delivered by their respective duly authorized officers, solely in their respective capacities as officers of the undersigned and not in any other capacity, as of the date first set forth above.

ATI PHYSICAL THERAPY INC.

By:	/s/ Joseph Jordan
Name:	Joseph Jordan
Title:	Chief Financial Officer

ATI HOLDINGS ACQUISITION, INC.

By:	/s/ Joseph Jordan
Name:	Joseph Jordan
Title:	Chief Financial Officer

WILCO INTERMEDIATE HOLDINGS, INC.

By:	/s/ Joseph Jordan
Name:	Joseph Jordan
Title:	Chief Financial Officer

[Signature Page to Transaction Support Agreement]

Subsidiary Guarantors:

ATI HOLDINGS OF ALABAMA, LLC
IDEAL PHYSICAL THERAPY OF TEXAS, LLC
ATI HOLDINGS, INC.
TOUCHSTONE HOLDCO LLC
ATI HOLDINGS MISSOURI, LLC
PROAXIS THERAPY, LLC
ADIENT ALASKA, LLC
ATI OF NEVADA AT DESERT VALLEY THERAPY, LLC
ATI HOLDINGS OF ARIZONA, LLC
ATI HOLDINGS, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF BOLINGBROOK, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF NAPERVILLE, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF MILWAUKEE, LLC
ATHLETIC & THERAPEUTIC INSTITUTE OF BOURBONNAIS, LLC
OHIO CENTERS FOR HAND AND PHYSICAL REHABILITATION, LLC
ADVANCED PHYSICAL THERAPY, LLC
COMMUNITY REHAB OF IOWA, LLC
PERFORMANCE REHABILITATION OF WESTERN NEW ENGLAND, LLC
MICHIGAN REHABILITATION SPECIALISTS OF FOWLERVILLE, LLC
QUANTUM PHYSICAL THERAPY CENTERS – YPSILANTI LLC
COMMUNITY REHAB, LLC
NEW CENTURY REHABILITATION, LLC
PHYSICAL THERAPY AT DAWN, LLC
ERHARDT PHYSICAL THERAPY AND SPORTS MEDICINE, LLC
WILLAMETTE SPINE CENTER PHYSICAL THERAPY AND REHABILITATION, LLC
MCMINNVILLE PHYSICAL THERAPY & SPORTS MEDICINE, LLC
PROAXIS GREENVILLE, LLC
PROAXIS THERAPY NC, LLC
PROAXIS THERAPY SC, LLC
MCM REHABILITATION, LLC
APPLE PHYSICAL THERAPY, LLC
By:	/s/ Joseph Jordan
Name:	Joseph Jordan
Title:	Chief Financial Officer

[Signature Page to Transaction Support Agreement]

HPS INVESTMENT PARTNERS, LLC

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

HPS SPECIALTY LOAN FUND V, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

HPS SPECIALTY LOAN FUND V-L, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

SLIF V HOLDINGS, LLC
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

HPS SPECIALTY LOAN EUROPE FUND V, SCSP
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

HPS SPECIALTY LOAN ONTARIO FUND V, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

HPS SPECIALTY LOAN MASTER FUND (EUR) V L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

MORENO STREET DIRECT LENDING FUND, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

SPECIALTY LOAN VG FUND, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

FALCON CREDIT FUND, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

SAFETY NATIONAL CASUALTY CORPORATION
By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

HALITE 2020 DIRECT LIMITED
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

HC DIRECT LENDING FUND, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

HPS OCOEE SPECIALTY LOAN FUND, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

HPS ELBE UNLEVERED DIRECT LENDING FUND SCSP
By: HPS Investment Partners, LLC, its Portfolio Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

HPS SPECIALTY LOAN FUND TX, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY
By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

BUILD PRIVATE CREDIT, L.P.
By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

HPS CORPORATE LENDING FUND
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

CACTUS DIRECT HOLDINGS, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

SLF CX-2 HOLDINGS, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

BRICKYARD DIRECT HOLDINGS, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

SLF V INTERNATIONAL-L HOLDINGS, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

SLF V-L HOLDINGS, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

SLF V-L HOLDINGS B, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

SLF V INTERNATIONAL-L HOLDINGS B, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

PRESIDIO LOAN HOLDINGS, L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

VG HPS PRIVATE DEBT FUND L.P.
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Aman Malik
Name:	Aman Malik
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

SIP V ONSHORE HOLDINGS MASTER L.P.
By: HPS Strategic Investment Management V, LLC, its investment manager
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Garrett Cockren
Name:	Garrett Cockren
Title:	Managing Director

SIP V HOLDINGS MASTER L.P.
By: HPS Strategic Investment Management V, LLC, its investment manager
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Garrett Cockren
Name:	Garrett Cockren
Title:	Managing Director

SIP V AP HOLDINGS MASTER L.P.
By: HPS Strategic Investment Management V, LLC, its investment manager
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Garrett Cockren
Name:	Garrett Cockren
Title:	Managing Director

[Signature Page to Transaction Support Agreement]

KHSU SPV LP LLC

By: Knighthead Capital Management, LLC, its investment advisor

By:	/s/ Laura Torrado
Name:	Laura L. Torrado
Title:	Authorized Signatory

[Signature Page to Transaction Support Agreement]

KNIGHTHEAD DISTRESSED OPPORTUNITIES FUND, L.P.

By: Knighthead Capital Management, LLC, its investment advisor

By:	/s/ Laura Torrado
Name:	Laura L. Torrado
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

KNIGHTHEAD MASTER FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Manager

By:	/s/ Laura Torrado
Name:	Laura L. Torrado
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

KNIGHTHEAD (NY) Fund, L.P.

By: Knighthead Capital Management, LLC, its Investment Advisor

By:	/s/ Laura Torrado
Name:	Laura L. Torrado
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

MAM PT LLC

By:	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Managing Partner

[Signature Page to Transaction Support Agreement]

MARATHON DISTRESSED CREDIT MASTER FUND

By:	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Managing Partner

[Signature Page to Transaction Support Agreement]

MARATHON DISTRESSED CREDIT FUND, LP

By:	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Managing Partner

[Signature Page to Transaction Support Agreement]

MARATHON STEPSTONE MASTER FUND LP

By:	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Managing Partner

[Signature Page to Transaction Support Agreement]

MCSP Sub, LLC

By:	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Managing Partner

[Signature Page to Transaction Support Agreement]

ONEX CAPITAL SOLUTIONS HOLDINGS, LP
By: Onex Capital Solutions GP, LP, its general partner
By: Onex Capital Solutions GP, LLC, its general partner

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

ONEX SENIOR CREDIT II, LP
By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

Onex Senior Credit Fund, LP.
By: Onex Credit Partners, LLC its investment manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCM Loan Holdings LLC
By: Onex Credit Management LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

Gore Mutual Insurance Company
By: Onex Credit Management LLC, as Investment Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2014-5, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2014-6, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2015-9, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2015-10, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2016-12, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2017-14, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2018-15, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2019-16, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2019-17, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2020-8R, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2020-18, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2020-19, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2021-22, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

OCP CLO 2022-25, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

[Signature Page to Transaction Support Agreement]

CASPIAN CAPITAL L.P. in its capacity as manager, advisor, sub-advisor or similar capacity on behalf of certain funds and accounts

By:	/s/ Dominick Cromartie
Name:	Dominick Cromartie
Title:	Authorized Signatory

[Signature Page to Transaction Support Agreement]

Acknowledged pursuant to the direction in Section 28:

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to Transaction Support Agreement]

BARCLAYS BANK PLC, solely in respect of its Portfolio Management Group (“PMG”) and not any other desk, unit, group, division, or affiliate of Barclays and solely in respect of the PMG’s Revolving Loans, as a Revolving Lender.  Other than as specifically set forth in Section 27 and 28 hereof, nothing in this Agreement shall bind Barclays Bank PLC or its affiliates to take or not take any action, or otherwise in any respect, other than with respect to its PMG and the PMG’s Revolving Loans.

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to Transaction Support Agreement]

ADVENT INTERNATIONAL GPE VII LIMITED PARTNERSHIP

By: GPE VII GP S.à r.l., General Partner

By: Advent International GPE VII, LLC, Manager	/s/ Justin Nuccio
Justin Nuccio
By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

ADVENT INTERNATIONAL GPE VII-B LIMITED PARTNERSHIP

By: GPE VII GP S.à r.l., General Partner

By: Advent International GPE VII, LLC, Manager	/s/ Justin Nuccio
Justin Nuccio
By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

ADVENT INTERNATIONAL GPE VII-C LIMITED PARTNERSHIP

By: GPE VII GP S.à r.l., General Partner

By: Advent International GPE VII, LLC, Manager	/s/ Justin Nuccio
Justin Nuccio
By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

ADVENT INTERNATIONAL GPE VII-D LIMITED PARTNERSHIP

By: GPE VII GP S.à r.l., General Partner

By: Advent International GPE VII, LLC, Manager	/s/ Justin Nuccio
Justin Nuccio
By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

ADVENT INTERNATIONAL GPE VII-F LIMITED PARTNERSHIP

By: GPE VII GP S.à r.l., General Partner

By: Advent International GPE VII, LLC, Manager	/s/ Justin Nuccio
Justin Nuccio
By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

ADVENT INTERNATIONAL GPE VII-G LIMITED PARTNERSHIP

By: GPE VII GP S.à r.l., General Partner

By: Advent International GPE VII, LLC, Manager	/s/ Justin Nuccio
Justin Nuccio
By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

ADVENT INTERNATIONAL GPE VII-A LIMITED PARTNERSHIP

By: GPE VII GP Limited Partnership, General Partner

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

ADVENT INTERNATIONAL GPE VII-E LIMITED PARTNERSHIP

By: GPE VII GP Limited Partnership, General Partner

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

ADVENT INTERNATIONAL GPE VII-H LIMITED PARTNERSHIP

By: GPE VII GP Limited Partnership, General Partner

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady
Title:	Chief Legal Officer

ADVENT PARTNERS GPE VII LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

ADVENT PARTNERS GPE VII CAYMAN LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

ADVENT PARTNERS GPE VII-A LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

ADVENT PARTNERS GPE VII-A CAYMAN LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

ADVENT PARTNERS VII-B CAYMAN LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

ADVENT PARTNERS GPE VII 2014 LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

ADVENT PARTNERS GPE VII 2014 CAYMAN LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

ADVENT PARTNERS GPE VII-A 2014 LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

ADVENT PARTNERS GPE VII-A 2014 CAYMAN LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

GPE VII ATI CO-INVESTMENT (DELAWARE) LIMITED PARTNERSHIP

By: Advent International GPE VII, LLC, General Partner

By: Advent International Corporation, Manager

By:	/s/ Amanda McGrady Morrison
Name:	Amanda McGrady Morrison
Title:	Chief Legal Officer

[Signature Page to Transaction Support Agreement]

Exhibit A
Transaction Term Sheet

Final Version

SUMMARY OF CERTAIN TERMS AND CONDITIONS

Capitalized terms used and not otherwise defined herein have the meanings set forth in the Existing Credit Facility.
I. Conditions Precedent
The effectiveness of the Transactions shall be subject to:
A.   After giving effect to the Transactions,

(a) John Maldonado will resign from the board of directors of Topco (the “Topco Board”) upon the closing of the Transaction,
(b)(i) the Preferred Equityholders shall have the right to appoint three additional directors to the Topco Board (resulting in the right of the Preferred Equityholders to appoint a total of four directors to the Topco Board and such that the Topco Board shall consist of 10 directors (or 11 directors if Andrew A. McKnight remains on the Topco Board) in total) and (ii) the EBITDA based fall-away provision for the director designation rights of the Preferred Equityholders set forth in clause (i) of the proviso in Section 3(a) of the certificate of designation for the Preferred Topco Stock will be deleted,
(c) the Topco Board will be declassified to effect, among other things, that all go-forward elections of directors to the Topco Board will be for terms of one year (for the avoidance of doubt, without affecting the length of the terms of directors of the Topco Board that are in effect on the date on which the Transactions are consummated), and
(d) Advent will no longer have the right to appoint five directors to the Topco Board and the Topco stockholders agreement will be terminated.

II. Additional Matters Requiring Shareholder Approval
Any corporate actions in connection with the Transactions that require shareholder approval, including without limitation, issuances of securities, voting rights for the New Second Lien PIK Convertible Notes on an “as-converted” basis, increase in authorized shares and amendments of the certificate of incorporation will be approved by the special committee and board of directors of Topco and recommended by the board of directors of Topco for approval by the shareholders of Topco at a shareholder meeting.  Promptly thereafter, Topco will file with the SEC and thereafter mail to its shareholders a Proxy Statement on Schedule 14A in connection with the foregoing transactions and promptly upon receipt of the approval of shareholders at the shareholder meeting, the Transactions will close.

III. Certain Additional Matters	The parties will negotiate in good faith regarding a Management Incentive Program (MIP) and other employee compensation matters.

Exhibit C-1
Investors’ Rights Agreement Amendment
FIRST AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

AMONG

ATI PHYSICAL THERAPY, INC.

AND

THE HOLDERS PARTY HERETO FROM TIME TO TIME

Dated as of [●], 2023

FIRST AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

This FIRST AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), dated as of [●], 2023, is made by and among ATI Physical Therapy, Inc., a Delaware corporation (the “Company”), and each of the Parties listed on Exhibit A of the Agreement (as defined below) from time to time as an “Investor” (each, an “Investor” and, collectively, the “Investors” and, together with the Company, the “Parties”).

RECITALS

A.          WHEREAS, the Parties entered into that certain Investors’ Rights Agreement on February 24, 2022 (as amended, modified, supplemented or restated from time to time in accordance with its terms, the “Agreement”).

B.          WHEREAS, the Parties now desire to amend the Agreement to provide for revisions to the director election rights and such other matters as are more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I
INCORPORATION OF RECITALS; DEFINED TERMS

SECTION 1.1    The foregoing recitals are incorporated into this Amendment by this reference and are deemed restated herein for all relevant purposes. Unless otherwise defined in this Amendment, all defined terms used herein (including in the Recitals) shall have the same meaning as set forth in the Agreement.

ARTICLE II
AMENDMENTS

SECTION 2.1     Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Series A Preferred Director Designation.  Until such time after the Closing Date (as defined in the Purchase Agreement) that the Lead Investor ceases to hold at least 50.1% of the Series A Preferred Stock held by it as of the Closing Date, the holders of Series A Preferred Stock, voting as a separate class, shall have the right to designate and elect four (4) directors to serve on the Board of Directors (the “Series A Preferred Directors”); provided, that the Board of Directors shall consider in good faith, consistent with their review of other Board of Directors candidates, any qualified candidates proposed to the Company by the Investors, at least one of whom shall be unaffiliated with (and independent of) the Investors and shall meet the definition of “independent” under the listing standards of the New York Stock Exchange, and by the SEC.”

SECTION 2.2     Section 1.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

1

“Vacancies and Removal.  To the extent not inconsistent with Section 141(k) of the General Corporation Law of the State of Delaware and the Company’s Governing Documents: (i) the Investors shall have the exclusive right to instruct that any Series A Preferred Director be removed from the Board of Directors, and the Company, the Board of Directors and each Investor shall take all Necessary Action to cause the removal of any director designated or elected by the Investors at the instruction of the Investors; and (ii) the Investors shall have the exclusive right to designate another director to fill a vacancy created by reason of death, removal or resignation of any Series A Preferred Director and the Company, the Board of Directors and the Investors shall take all Necessary Action to cause any such vacancy to be filled by a replacement candidate designated by the Investors (consistent with the other provisions of this Agreement and the Certificate of Designation) as promptly as reasonably practicable.”

SECTION 2.3     Section 4.8 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Amendments; Waivers.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder Majority, or in the case of a waiver, by the Party against whom the waiver is to be effective.  No knowledge, investigation or inquiry, or failure or delay by the Company or any Investor in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.  No waiver of any right or remedy hereunder will be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter.”

SECTION 2.4     The definition of “Certificate of Designation” at Section 5.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Certificate of Designation” means that certain Certificate of Designation of Series A Senior Preferred Stock of the Company, dated as of February 24, 2022, as amended and restated by that certain First Amended and Restated Certificate of Designation of Series A Senior Preferred Stock of the Company, dated as of [●], as amended, supplemented or modified from time to time.

ARTICLE III
MISCELLANEOUS

SECTION 3.1    Except as expressly amended pursuant to the terms of this Amendment, the Agreement shall remain in full force and effect in accordance with its original terms, and the Parties hereby ratify the Agreement as amended pursuant to this Amendment, each hereby expressly retaining all of its rights and remedies thereunder, as amended hereby.

SECTION 3.2     In the event that any of the provisions of this Amendment expressly conflict with the provisions of the Agreement, the provisions of this Amendment shall govern and control.

SECTION 3.3     This Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

SECTION 3.4    This Agreement may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument.  A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature.  Any Person may rely on a copy of this Agreement.

2

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3

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:

ATI PHYSICAL THERAPY, INC.

By:
Name:	Joseph Jordan
Title:	Chief Financial Officer

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

KNIGHTHEAD MASTER FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Manager

By:
Name:	Laura Torrado
Title:	General Counsel

KNIGHTHEAD (NY) FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Manager

By:
Name:	Laura Torrado
Title:	General Counsel

KNIGHTHEAD ANNUITY & LIFE ASSURANCE COMPANY

By: Knighthead Capital Management, LLC, its Investment Manager

By:
Name:	Laura Torrado
Title:	General Counsel

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

KNIGHTHEAD DISTRESSED OPPORTUNITIES FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Manager

By:
Name:	Laura Torrado
Title:	General Counsel

Knighthead Capital Management, LLC
280 Park Avenue, 22 Floor
New York, New York 10017

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Tim Cruickshank; H. Thomas Felix
Email: tim.cruickshank@kirkland.com; tommy.felix@kirkland.com

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

MARATHON ASSET MANAGEMENT, LP

By:
Name:	Louis Hanover
Title:	Chief Investment Officer

Marathon Asset Management, LP
One Bryant Park, 38th Floor
New York, New York 10036
Attention: Brent Wilson
Email: bwilson1@marathonfund.com

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

ONEX CAPITAL SOLUTIONS HOLDINGS, LP

By: Onex Capital Solutions GP, LP, its general partner

By: Onex Capital Solutions GP, LLC, its general partner

By:
Name:	Steve Gutman
Title:	General Counsel

Onex Capital Solutions Holdings, LP
One Bryant Park, 38th Floor
New York, New York 10036

[Signature Page To First Amendment to Investors’ Rights Agreement]

INVESTORS:

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

CASPIAN SOLITUDE MASTER FUND, L.P.

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

CASPIAN HLSC1, LLC

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

[Signature Page To First Amendment to Investors’ Rights Agreement]

CASPIAN SC HOLDINGS, L.P.

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

SPRING CREEK CAPITAL, LLC

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

CASPIAN FOCUSED OPPORTUNITIES FUND, L.P.

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV, LLC (BXII)

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

[Signature Page To First Amendment to Investors’ Rights Agreement]

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV, LLC (BXIIB)

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

BLACKSTONE ALTERNATIVE INVESTMENT FUND PLC (BXIII)

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

BLACKSTONE ALTERNATIVE INVESTMENT FUND PLC (BXIIIB)

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

Caspian Capital LP
10 E. 53rd Street, 35th Floor
New York, New York 10022

[Signature Page To First Amendment to Investors’ Rights Agreement]

Exhibit C-2
Certificate of Designation Amendment
FIRST AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

OF

SERIES A SENIOR PREFERRED STOCK

OF

ATI PHYSICAL THERAPY, INC.

FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE

ON [●], 20231

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), ATI Physical Therapy, Inc., a corporation duly organized and validly existing under the DGCL (the “Issuer” or the “Company”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:
WHEREAS, the Second Certificate of Incorporation of the Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Certificate of Incorporation”) authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $0.0001 per share, of the Issuer (“Preferred Stock”) in one or more series; and, subject to limitations prescribed by Law, expressly authorizes the Board of Directors of the Issuer (the “Board of Directors”) to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and included in a certificate of designation;
WHEREAS, on February 23, 2022, the Board of Directors approved and adopted that certain Certificate of Designation of Series A Senior Preferred Stock of the Issuer filed in the office of the Secretary of State of Delaware on February 24, 2022 (the “Certificate of Designation”), for purposes of issuing shares of Preferred Stock, with a par value of $0.0001 per share, designated as a series known as “Series A Senior Preferred Stock”, with each such share having voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, and the qualification, limitations and restrictions, as set forth in the Certificate of Designation; and
WHEREAS, on April [●], 2023, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation and Section 151 of the Delaware General Corporation Law, the Board of Directors duly adopted the following resolution amending and restating the provisions of the Certificate of Designation to read in its entirety as set forth herein (this “First A&R Certificate of Designation”), and such resolution has not been modified, and is in full force and effect on the date hereof;

1 Note to Draft: To be filed on the date of closing of the transaction.

NOW THEREFORE, BE IT RESOLVED, that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors hereby provides out of the unissued shares of the Preferred Stock a series of Preferred Stock designated as “Series A Senior Preferred Stock” and authorizes for issuance 165,000 shares of the Series A Preferred Stock (as defined below), and hereby fixes the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock, as follows:
1.           Designation.

(a)          Series A Preferred Stock.  A total of 165,000 shares of Preferred Stock, with a par value of $0.0001 per share, shall be designated as a series known as “Series A Senior Preferred Stock”, with each such share having an initial Stated Value of $1,000 per share (the “Series A Preferred Stock”), which Series A Preferred Stock will have the respective designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions set forth in this First A&R Certificate of Designation.

2.           Ranking; Liquidation.  With respect to (a) payment of dividends, (b) distribution of assets and (c) all other liquidation, winding up, dissolution, dividend and redemption rights, the Series A Preferred Stock shall rank senior in priority of payment to all Junior Stock in any liquidation, dissolution, winding up or distribution of the Company, and junior to any existing or future secured or unsecured Indebtedness and other liabilities (including trade payables) of the Company.

3.           Voting.

(a)          Generally.  The Holders have no voting rights with respect to the Series A Preferred Stock except as set forth in this First A&R Certificate of Designation, any other Related Agreement, or as otherwise required by law; provided, that the Holders, voting as a separate class, shall have the right to designate and elect four (4) directors to serve on the Board of Directors (the “Series A Directors”) until such time after the Initial Issue Date that the Lead Purchaser ceases to hold at least 50.1% of the Series A Preferred Stock held by it as of the Initial Issue Date.

(b)          Voting Power.  At the time of any vote or consent of any of the Holders under this First A&R Certificate of Designation, any other Related Agreement or as otherwise required by law, the voting power of one share of Series A Preferred Stock, that is otherwise entitled to vote, as a percentage of the aggregate voting power of all shares of Series A Preferred Stock, shall equal the product of (i) the quotient of (A) the Liquidation Value of such share of Series A Preferred Stock as of such time divided by (B) the aggregate Liquidation Value of all shares of Series A Preferred Stock as of such time multiplied by (ii) 100.

4.           Dividends.

(a)          Generally.  All Dividends, including Compounded Dividends, are prior to and in preference over any dividend on any Junior Stock and shall be declared and fully paid before any dividends are declared and paid, or any other distributions are made, on any Junior Stock.  Except as set forth in Section 6, Dividends shall be payable to the Holders as they appear on the records of the Company on the record date for such Dividends, which, to the extent the Board of Directors determines to declare Dividends in respect of any Dividend Period, shall be the date that is 15 days prior to the applicable Dividend Payment Date, and which record date and Dividend Payment Date, to the extent so determined, shall be declared by the Board of Directors during each Dividend Period on the date that is at least 20 days prior to the Dividend Payment Date and five days prior to the record date.

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(b)          Dividend Calculation.  From and after the Initial Issue Date, preferential cumulative dividends (“Dividends”) shall accrue on each share of Series A Preferred Stock outstanding on a daily basis in arrears at the applicable Dividend Rate then in effect.  Dividends with respect to each Dividend Period shall be the sum of the dividends calculated on a daily basis during such period.  The daily dividend shall be calculated as the product of (i) the Stated Value of each share of the Series A Preferred Stock outstanding as of the Dividend Payment Date for such Dividend Period, and (ii) the applicable dividend rate specified in clause (c) below (the “Dividend Rate”) for each day elapsed during such Dividend Period divided by 360.  Dividends will be due and payable quarterly in arrears on each Dividend Payment Date by either (A) a cash payment or (B) to the extent not paid in cash, automatically compounded quarterly on each Dividend Payment Date; provided that, the Company may elect to pay in cash any Dividends due and payable pursuant to the preceding clause (i) only from and after the three-year anniversary of the Initial Issue Date. On each Dividend Payment Date related to a Dividend Period for which the Company does not for any reason (including because payment of any Dividend is prohibited by law) pay in cash all Dividends that accumulated during such Dividend Period, any such unpaid Dividends shall (whether or not earned or declared) become part of the Stated Value of such share as of the applicable Dividend Payment Date (“Compounded Dividends”); provided that, unless the Board of Directors shall otherwise notify the Holders on or prior to the fifth Business Day prior to the applicable Dividend Period, any such unpaid Dividends shall (whether or not earned or declared) become part of the Stated Value of such share as of the applicable Dividend Payment Date pursuant to this Section 4.

(c)          Dividend Rate.  The Dividend Rate for the Series A Preferred Stock shall initially be 12.00% per annum (the “Base Dividend Rate”); provided that, with respect to any Dividends that are paid in cash on a Dividend Payment Date, the Dividend Rate shall be decreased by 1.00%; provided, further, that the Company shall inform the Holders of the intention to pay in cash prior to the start of the applicable Dividend Period.

(d)          Increase to Dividend Rate.  The Base Dividend Rate shall be increased by (i) 1.00% per annum on the first day following the fifth (5th) anniversary of the Initial Issue Date and each one (1)-year anniversary thereafter; and (ii) 2.00% per annum upon the occurrence of either an Event of Noncompliance or the failure by the Issuer to redeem in full for cash all of the shares of Series A Preferred Stock upon a Mandatory Redemption Event (a “Redemption Failure”); provided that, in the case of clause (ii) (A) the applicable Dividend Rate shall be so increased only while such Event of Noncompliance is continuing or during the period commencing upon the occurrence of a Redemption Failure and ending on the date on which all shares of Series A Preferred Stock are redeemed, as applicable, and, (B) thereafter, such increase shall not apply to the applicable Dividend Rate at such time as such Event of Noncompliance or Redemption Failure, as applicable, has been cured or is no longer continuing.

5.          Redemption.

(a)          Redemption Generally.

(i)          Optional Redemption.

(A)          At any time and from time to time, from and after the Initial Issue Date, to the extent not prohibited by law, the Company may elect to redeem all outstanding shares of Series A Preferred Stock, or any portion thereof in an amount not less than the Minimum Portion, in cash at a redemption price per share of Series A Preferred Stock equal to the Redemption Price on the terms and subject to the conditions set forth in this Section 5 (an “Optional Redemption”).

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(B)          Any election by the Company pursuant to this Section 5 shall be made by delivery to the Holders of written notice of the Company’s election to redeem, at least 10 days but no more than 60 days prior to the elected Redemption Date (each such date, an “Optional Redemption Date”), which notice shall indicate (1) the number of shares of Series A Preferred Stock being redeemed, (2) the Optional Redemption Date (or, to the extent not ascertainable at the time of such notice, a good faith estimate of the Optional Redemption Date), (3) the Redemption Price, and (4) the manner of and place designated for surrender (as set forth in Section 5(d)) of certificates representing shares of Series A Preferred Stock to be redeemed.  Any such notice may, at the Company’s discretion, be subject to one or more conditions precedent.  Any redemption that is effected pursuant to this Section 5 shall be made on a pro rata basis among the Holders in proportion to the aggregate Liquidation Value of the shares of Series A Preferred Stock held by such Holders.  For the avoidance of doubt, shares of Series A Preferred Stock are not redeemable at the Company’s election except pursuant to this Section 5.

(b)          Redemption Price.  The total price for each share of Series A Preferred Stock redeemed pursuant to Section 5(a) or Section 6 (the “Redemption Price”) shall be:

(i)         with respect to any Redemption Date occurring prior to the First Call Date, an amount per share of Series A Preferred Stock equal to the Make-Whole Amount as of the Redemption Date; and

(ii)        with respect to any Redemption Date occurring on or after the First Call Date, an amount per share of Series A Preferred Stock equal to (A)(x) the Liquidation Value of such share Series A Preferred Stock, multiplied by (y) the Redemption Percentage, plus (B) the aggregate accumulated and unpaid Dividends from the last Dividend Payment Date up to and including the Redemption Date.

(c)          Rights After a Redemption Date.  If any shares of Series A Preferred Stock are not redeemed on the applicable Redemption Date for any reason, until such shares are redeemed, all such unredeemed shares of Series A Preferred Stock shall remain outstanding and entitled to all of the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock set forth in this First A&R Certificate of Designation, including the right to accumulate and receive Dividends thereon as set forth in Section 4 until the date on which the Company redeems and pays in full the Redemption Price for such Series A Preferred Stock.

(d)          Surrender of Certificates.  The Holder of each share of Series A Preferred Stock to be redeemed pursuant to this Section 5 shall surrender the certificates representing such shares of Series A Preferred Stock to the Company, duly assigned or endorsed for transfer to the Company (or accompanied by duly executed share powers relating thereto), or, in the event the certificates are lost, stolen, missing, destroyed or mutilated, shall deliver an affidavit of loss, at the principal executive office of the Company or such other place as the Company may from time to time designate by notice to the Holders, and each surrendered certificate shall be canceled and retired and the Company shall thereafter make payment of the Redemption Price by certified check or wire transfer of immediately available funds; provided that to the extent such certificates represent a greater number of share of Series A Preferred Stock than the shares of Series A Preferred Stock actually redeemed, such Holder shall, in addition to receiving the payment of the Redemption Price for each redeemed share of Series A Preferred Stock, receive a new share certificate for the shares of Series A Preferred Stock not so redeemed.

(e)          Redemption Preference.  Any redemption under this Section 5 or Section 6 shall be in preference to and in priority over any dividend, distribution or redemption rights of any Junior Stock.

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6.          Mandatory Redemption Event.

(a)          Redemption.  Upon any (i) Liquidation Event, (ii) Bankruptcy Event, (iii) Change of Control Event or (iv) Forced Transaction Event (together with any Liquidation Event, Bankruptcy Event, Change of Control Event, each a “Mandatory Redemption Event”), the Company shall, to the extent not prohibited by law, redeem all of the shares of Series A Preferred Stock (such redemption, a “Mandatory Redemption”) on the applicable Redemption Date pursuant to Section 6(b) (the “Mandatory Redemption Date”), in cash at a price per share of Series A Preferred Stock equal to the then applicable Redemption Price of such share under Section 5(b).  If, on the Mandatory Redemption Date, the Company is prohibited by law from redeeming all shares of Series A Preferred Stock held by Holders, then the Company shall redeem such Series A Preferred Stock to the fullest extent not so prohibited.  Any shares of Series A Preferred Stock that are not redeemed pursuant to the immediately preceding sentence shall remain outstanding and entitled to all of the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock set forth in this First A&R Certificate of Designation, including the right to continue to accumulate and receive Dividends thereon as set forth in Section 4 and, under such circumstances, the redemption requirements provided hereby shall be continuous, so that at any time thereafter when the Company is not prohibited by law from redeeming such shares of Series A Preferred Stock, the Company shall immediately redeem such shares of Series A Preferred Stock at a price per share of Series A Preferred Stock equal to the Redemption Price as of the Mandatory Redemption Date in accordance with Section 5 and this Section 6, together with payment of an amount equal to the product of (i) the additional accumulated and unpaid Dividends following the Mandatory Redemption Date multiplied by (ii) the Redemption Percentage applicable as of the Mandatory Redemption Date (which Redemption Percentage shall be, for the avoidance of doubt, 106.0% prior to the First Call Date).

(b)          Redemption Mechanics.

(i)          Prior to commencing a Mandatory Redemption, the Company shall send a notice (the “Mandatory Redemption Notice”) to each Holder, which shall state:

(A)           that a Mandatory Redemption is being made and that all of such Holder’s shares of Series A Preferred Stock will be redeemed pursuant to this Section 6;

(B)           (1) the Redemption Price, (2) the bank or trust company with which the aggregate Redemption Price shall be deposited on or prior to the Mandatory Redemption Date and (3) the Mandatory Redemption Date (or, to the extent not ascertainable at the time of such notice, a good faith estimate of the Mandatory Redemption Date); and

(C)            a reasonably detailed description of the Mandatory Redemption Event, including the terms and conditions thereof.

(ii)        On or before any Mandatory Redemption Date, the Company shall deposit the amount of the applicable aggregate Redemption Price with a bank, trust company or exchange agent having an office in New York City irrevocably in trust for the benefit of such Holders.  On the Mandatory Redemption Date, the Company shall immediately cause to be paid in cash or public securities (or a combination thereof) the applicable Redemption Price for such shares of Series A Preferred Stock to such Holders.  Upon such payment in full, such shares of Series A Preferred Stock will be deemed to have been redeemed, whether or not the certificates for such shares of Series A Preferred Stock have been surrendered for redemption and canceled, and Dividends with respect to such redeemed shares of Series A Preferred Stock shall cease to accumulate and all designations, rights, preferences, powers, qualifications, restrictions and limitations of such redeemed shares of Series A Preferred Stock shall forthwith terminate.

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(iii)      In case fewer than all shares of Series A Preferred Stock represented by any certificate are redeemed in accordance with this Section 6, new certificates shall be issued representing the unredeemed shares of Series A Preferred Stock without cost to the Holder thereof.

(iv)        The Company shall comply, to the extent applicable, with the requirements of Section 14 of the Exchange Act and any other securities laws (or rules of any exchange on which any Series A Preferred Stock are then listed) in connection with a redemption under this Section 6.  To the extent there is any conflict between the notice or other timing requirements of this Section 6 and the applicable requirements of Section 14 of the Exchange Act, Section 14 of the Exchange Act shall govern.

(c)          Company Efforts.  The Company shall take such actions as are necessary to give effect to the provisions of Section 5 and this Section 6, including (i) in the case of a Change of Control Event, irrevocably and unconditionally offering each Holder the right to require the Company to redeem all shares of Series A Preferred Stock held by such Holder in connection with and as a condition to such Change of Control Event for a price per share of Series A Preferred Stock in cash equal to the Redemption Price and (ii) in the event the Company is prohibited by law from redeeming or is otherwise unable to redeem any shares of Series A Preferred Stock in connection with any Mandatory Redemption Event on the applicable Redemption Date, taking any action necessary or appropriate to remove promptly any impediments to its ability to redeem such shares of Series A Preferred Stock required to be so redeemed, including (A) to the extent not prohibited by law, reducing the stated capital of the Company or revaluing the assets of the Company to their fair market values under Section 154 of the DGCL if such revaluation would create surplus sufficient to make all or any portion of such Mandatory Redemption Event payment, and (B) borrowing the cash necessary to make such Mandatory Redemption Event payment to the extent it would not result in an Event of Noncompliance.  In the event of any Change of Control Event in which the Company is not the continuing or surviving corporation or entity, proper provision shall be made so that such continuing or surviving corporation or entity shall agree to carry out and observe the obligations of the Company under this First A&R Certificate of Designation.

7.          Exit Rights.

(a)          If any Event of Noncompliance shall occur, then, for so long as it is continuing, the Majority Holders shall have the right, exercisable by written notice to the Company (a “Sale/Refinancing Demand”), to require the Company to commence and to engage in a process (the “Sale/Refinancing Process”) in good faith within 30 days of receipt of the Sale/Refinancing Demand to consummate a transaction (the form of which would be determined by the Board of Directors, as applicable, in good faith) in which the Net Proceeds resulting therefrom would be used to redeem the shares of Series A Preferred Stock then outstanding at the then applicable Redemption Price in accordance with the terms hereof, which transaction may include:

(i)          a refinancing of the Series A Preferred Stock (a “Forced Refinancing”);

(ii)       a sale of the Company and its Subsidiaries, including a sale of all or substantially all of the assets, or a sale of certain assets, lines of business or divisions, in each case, of the Company and its Subsidiaries (a “Forced Sale”); or

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(iii)      a transaction other than a Forced Sale or a combination of the transactions described in the foregoing clauses (i) and (ii) (together with a Forced Refinancing and Forced Sale, each a “Forced Transaction”).

The Company shall, within 30 days of receipt of the Sale/Refinancing Demand, commence a comprehensive Sale/Refinancing Process in good faith and shall thereafter use its commercially reasonable efforts, subject to applicable law, to promptly consummate a Forced Transaction in accordance with this Section 7, including (A) selecting a nationally-recognized investment banking firm experienced in similar transactions in the industry in which the Company and its Subsidiaries are engaged to assist the Company with respect to a Forced Transaction (the “Investment Bank”), (B) cooperating with the Investment Bank and the Holders in the evaluation of such Forced Transactions, (C) facilitating a customary due diligence process in respect of any such Forced Transaction, including establishing, populating and maintaining an online “data room,” (D) executing customary documents consistent with the consummation of any such Forced Transaction, (E) making required governmental filings and using commercially reasonable efforts to obtain required third party consents necessary to consummate any such Forced Transaction and (F) providing any financial or other information or audit reasonably required by the proposed acquirer’s or lender’s financing sources, and shall consult with the Supermajority Holders with respect thereto.  The Company shall direct the Investment Bank to establish procedures reasonably acceptable to the Majority Holders to effect an orderly Forced Transaction with the objective of achieving the highest practicable value for the Company within a reasonable period of time.  The process undertaken in furtherance of such Sale/Refinancing Demand shall be conducted under the direction of the Board of Directors of the Company.

Notwithstanding anything to the contrary set forth herein, (1) at any time prior to the consummation of a Forced Transaction, the Majority Holders may withdraw such Sale/Refinancing Demand, in their sole discretion, by providing written notice of such withdrawal to the Board of Directors (a “Withdrawal Event”), (2) no Sale/Refinancing Demand shall be exercised if Holders of less than two-thirds of the then-outstanding shares of Series A Preferred Stock (which must include the Lead Purchaser for so long as it holds at least 50.1% of the shares of Series A Preferred Stock held by it as of the Initial Issue Date) (the “Supermajority Holders”) consent to the exercise of the Sale/Refinancing Demand, and (3) a Sale/Refinancing Demand may not be exercised on more than one occasion in any twelve (12)-month period.  Any shares of Series A Preferred Stock held by Advent shall be excluded from the numerator and the denominator for purposes of determining whether the Supermajority Holders is achieved.

(b)           Notwithstanding anything to the contrary in this Section 7(b), if (i) the Issuer has breached its obligations set forth in Section 7(a), a Forced Transaction that results in the redemption of all of the shares of Series A Preferred Stock at the applicable Redemption Price is not consummated within twelve (12) months of the receipt by the Company of any Sale/Refinancing Demand, or less than all of the shares of Series A Preferred Stock have been redeemed at the applicable Redemption Price within twelve (12) months of the receipt by the Company of any Sale/Refinancing Demand, and (ii) a Withdrawal Event has not occurred, then, upon the consent or approval of the Supermajority Holders, as evidenced by written notice to the Company, the Holders shall have the right, by written notice to the Company, to direct a process in good faith to refinance the then outstanding shares of Series A Preferred Stock and/or consummate a Forced Sale; provided, that, in the case of a Forced Refinancing, such Forced Refinancing must be on terms reasonably acceptable to the Company and, in the case of a Forced Sale, such Forced Sale must be on terms that maximize the equity value of the Company.  The Company and the Company’s Board of Directors shall (and shall request that the Company’s Affiliates) reasonably cooperate with the Supermajority Holders and the Investment Bank in such process and, subject to requirements under applicable law, the Company shall use its commercially reasonable to consummate a Forced Transaction as a result of such process.

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(c)          Promptly after, and no later than five Business Days following the date upon which the Company obtains actual knowledge thereof, the Company shall notify the Holders of the occurrence of any Event of Noncompliance (or any event that, if not timely cured, would constitute an Event of Noncompliance).

8.          Negative Covenants.

(a)          For so long as any shares of Series A Preferred Stock are outstanding, without the prior affirmative vote or written consent of the Majority Holders, the Company shall not (either directly or indirectly, including by merger, consolidation, operation of law or otherwise):

(i)          issue any new Equity Interests of the Company, or cause or permit any of its the Restricted Subsidiaries to issue any new Equity Interests, in each case, ranking (with respect to dividends or distributions or entitlement on a return of capital or assets in a winding up or otherwise) pari passu with, or senior to, the Series A Preferred Stock; provided, however, notwithstanding anything to the contrary herein, the Company shall be permitted to issue shares of Preferred Stock, with a par value of $0.0001 per share, designated as a series known as “Series B Senior Preferred Stock” (the “Series B Preferred Stock”), pursuant to and in accordance with the Second Lien Note Purchase Agreement;

(ii)         incur Indebtedness for borrowed money or Liens in order to secure any Indebtedness, in each case, except for (A) the Second Lien Indebtedness, (B) Guarantees of Indebtedness or other obligations of the Borrower or any of its Restricted Subsidiaries incurred in connection with any First Lien Facility and/or any Second Lien Indebtedness, (C) Indebtedness owed to or from any Wholly-Owned Subsidiary and/or (D) Permitted Liens;

(iii)       cause or permit the Borrower or any of its Restricted Subsidiaries to incur Indebtedness or Liens in order to secure any Indebtedness, in each case, except for Permitted Restricted Subsidiary Indebtedness and Permitted Restricted Subsidiary Liens;

(iv)        make any Restricted Payment, other than any Restricted Payment as a result of Optional Redemption, Mandatory Redemption, Dividend or any other payments with respect to the shares of Series A Preferred Stock in accordance with this First A&R Certificate of Designation;

(v)         make or hold, or cause or permit any Restricted Subsidiary to make or hold, any Investment that is not a Permitted Investment;

(vi)      enter, or cause or permit any Restricted Subsidiary to enter, into any transaction with any Affiliate of the Company or its Subsidiaries involving payment in excess of $1,000,000 in any individual transaction (it being understood that the threshold set forth above shall not apply to exempt more than $5,000,000 of payments from the application of this clause (vi)), on terms that are less favorable to the Company or such Restricted Subsidiary, as the case may be (as reasonably determined by the Company), than those that might be obtained at the time in a comparable arm’s-length transaction from a Person who is not an Affiliate, other than Permitted Affiliate Transactions;

(vii)       consummate any Change of Control unless, upon consummation of such Change of Control, the Series A Preferred Stock is redeemed in full in cash in accordance with this First A&R Certificate of Designation;

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(viii)     consummate, or cause or permit any Restricted Subsidiary to consummate, any Asset Disposition that is not a Permitted Asset Disposition; provided, that no later than the fifth Business Day following the receipt of net proceeds in respect of any Prepayment Asset Disposition in excess of $15,000,000 in the aggregate, the Company or the applicable Restricted Subsidiary shall apply the proceeds of such sale to repay Indebtedness (other than intercompany Indebtedness); provided, further, that if no Event of Noncompliance then exists, the Company and its Restricted Subsidiaries shall not be required to make a mandatory prepayment under this clause in respect of such proceeds to the extent (A) such proceeds are reinvested in the business of the Company and its Restricted Subsidiaries within 365 days following receipt thereof, or (B) the Company or any of its Restricted Subsidiaries has committed to so reinvest the such proceeds during such 365-day period and the such proceeds are so reinvested within 180 days after the expiration of such 365-day period; it being understood that if the proceeds have not been so reinvested prior to the expiration of the applicable period, the Company or its applicable Restricted Subsidiary shall promptly repay Indebtedness with the amount of such proceeds not so reinvested as set forth above (without regard to the immediately preceding proviso);

(ix)      alter the designation of any Subsidiary that is a Restricted Subsidiary as of the Initial Issue Date to be an Unrestricted Subsidiary or make any Investment in or Restricted Payment in respect of any Unrestricted Subsidiary; provided, that the Company may at any time after the Initial Issue Date designate (or redesignate) any subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary if: (A) immediately after giving effect to such designation, no Event of Noncompliance exists; (B) as of the date of the designation thereof, such Unrestricted Subsidiary does not own any Capital Stock in any Restricted Subsidiary (unless such Restricted Subsidiary is also designated as an Unrestricted Subsidiary) or hold any Indebtedness of or any Lien on any property of the Company or its Restricted Subsidiaries (unless the Company or such Restricted Subsidiary is permitted to incur such Indebtedness or grant such Liens in favor of such Unrestricted Subsidiary pursuant to Sections 6.01 and 6.02 of the Credit Agreement as in effect on the First Amendment Effective Date); (C) at the time of any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, the aggregate amount of the fair market value (as determined by the Company in good faith) of the assets of such subsidiary, together with the aggregate amount of the fair market value (as determined by the Company in good faith) of all assets transferred from Restricted Subsidiaries to Unrestricted Subsidiaries prior to such time, do not exceed $10,000,000; (D) no agreements evidencing Acceptable Practice Management Arrangements and/or Management Services Agreement or Material Intellectual Property may be transferred to an Unrestricted Subsidiary; and (E) at the time any Restricted Subsidiary is designated as an Unrestricted Subsidiary, such Restricted Subsidiary does not own any Material Intellectual Property or be party to an Acceptable Practice Management Arrangement.  The designation of any subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Company (or its applicable Restricted Subsidiary) therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such subsidiary attributable to the Company’s (or its applicable Restricted Subsidiary’s) equity interest therein as reasonably estimated by the Company (and such designation shall only be permitted to the extent such Investment is also permitted under Section 6.06 of the Credit Agreement as in effect on the Initial Issue Date).  The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such subsidiary, as applicable; provided, that upon any re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have an Investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (1) the Company’s “Investment” in such Restricted Subsidiary at the time of such re-designation, less (2) the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the Company’s equity therein at the time of such re-designation;

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(x)        amend, alter or repeal any provision of the Governing Documents of the Company or any of the Restricted Subsidiaries in a manner that is material and adverse to the Holders; it being understood and agreed that the amendments of the Governing Documents contemplated by the Transaction Support Agreement do not violate this clause (x);

(xi)       change, in any material respect, the nature of the Company’s and the Restricted Subsidiaries’ businesses, taken as a whole, as of the Initial Issue Date, in each case other than to engage in (A) similar, incidental, complementary, ancillary or related businesses and (B) such other lines of business to which the Majority Holders may consent (such consent not to be unreasonably withheld, conditioned or delayed);

(xii)      allow any Subsidiary of the Company that is a direct or indirect parent of Holdings or Successor Holdings (or the immediate parent of the Borrower or Successor Borrower) (each such Person, an “Intermediate Holdings”) to (A) incur any Indebtedness (other than Indebtedness incurred by (1) Holdings pursuant to (x) the Loan Guaranty (as defined in the Credit Agreement as in effect on the Initial Issue Date) and Guarantees by Holdings of Indebtedness or other obligations of the Borrower and/or any Restricted Subsidiary that is otherwise permitted under the Credit Agreement (as in effect on the First Amendment Effective Date) and this First A&R Certificate of Designation) and, in each case, corresponding obligations under any First Lien Facility and (y) the Note Guaranty (as defined in the Second Lien Note Purchase Agreement) and Guarantees by Holdings of Indebtedness or other obligations of the Borrower and/or any Restricted Subsidiary that is otherwise permitted under the Second Lien Note Purchase Agreement, and, in each case, corresponding obligations under any Second Lien Indebtedness and (2) any Intermediate Holdings pursuant to (x) the Parent Loan Guaranty (as defined in the Credit Agreement as in effect on the Initial Issue Date) and Guarantees by Intermediate Holdings of Indebtedness or other obligations of the Borrower and/or any Restricted Subsidiary that is otherwise permitted under the Credit Agreement (as in effect on the First Amendment Effective Date) and this First A&R Certificate of Designation) and, in each case, corresponding obligations under any First Lien Facility and (y) the Note Guaranty (as defined in the Second Lien Note Purchase Agreement) and Guarantees by Intermediate Holdings of Indebtedness or other obligations of the Company and/or any Subsidiary of the Company that is otherwise permitted under the Second Lien Note Purchase Agreement and, in each case, corresponding obligations under any Second Lien Indebtedness, (B) create or suffer to exist any Lien on any asset now owned or hereafter acquired by it (other than (1) Liens created by Holdings under the (x) Collateral Documents (as defined in the Credit Agreement as in effect on the First Amendment Effective Date) and, in each case, Liens securing obligations under any other First Lien Facility and (y) the Collateral Documents (as defined in the Second Lien Note Purchase Agreement as in effect on the First Amendment Effective Date) and, in each case, Liens securing obligations under any other Second Lien Indebtedness, (2) Liens on assets of Holdings securing Indebtedness of the type permitted to be incurred under clause (A) above,  (3) other Liens on assets of Holdings of the type permitted under the Credit Agreement as in effect on the Initial Issue Date (other than in respect of Indebtedness for borrowed money, (4) Liens created by Intermediate Holdings under the (x) Collateral Documents (as defined in the Credit Agreement as in effect on the First Amendment Effective Date) and, in each case, Liens securing obligations under any other First Lien Facility and (y) the Collateral Documents (as defined in the Second Lien Note Purchase Agreement as in effect on the First Amendment Effective Date) and, in each case, Liens securing obligations under any other Second Lien Indebtedness, (5) Liens on assets of Intermediate Holdings securing Indebtedness of the type permitted to be incurred under clause (A) above and (6) other Liens on assets of Intermediate Holdings of the type permitted under the Second Lien Purchase Agreement as in effect on the First Amendment Effective Date (other than in respect of Indebtedness for borrowed money)), and (C) consolidate or amalgamate with, or merge with or into, or convey, sell or otherwise transfer all or substantially all of its assets to, any Person; provided, that, so long as no Event of Noncompliance exists or would result therefrom, such Intermediate Holdings may consolidate or amalgamate with, or merge with or into, any other Person (other than the Company or any of its Subsidiaries) so long as Intermediate Holdings is the continuing or surviving Person and it is in compliance with this clause (xii); or

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(xiii)     conduct, transact or otherwise engage in any business or operations other than (A) the direct or indirect ownership and/or acquisition of the Equity Interests of any Subsidiary, (B) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance, (C) participating in tax, accounting and other administrative matters as a member of the consolidated group of the Company and its Subsidiaries, (D) the performance of its obligations under and in connection with this First A&R Certificate of Designation and any documentation governing any Series A Preferred Stock issued in compliance with this First A&R Certificate of Designation and the other agreements and transactions contemplated thereby and hereby, (E) any public offering of its or any of its direct or indirect parent’s common stock or any other issuance or registration of its Equity Interests for sale or resale not prohibited by this First A&R Certificate of Designation, including the costs, fees and expenses related thereto, (F) making any Restricted Payment or dividend or distribution or other transaction similar to a Restricted Payment and not otherwise prohibited by this First A&R Certificate of Designation, or any Investment in any Restricted Subsidiary (including, for the avoidance of doubt, the acquisition thereof), (G) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying taxes, (H) providing indemnification to officers and members of the Board of Directors, (I) activities incidental to the consummation of the Transactions, (J) guarantees of ordinary course obligations that do not constitute Indebtedness, (K) the performance of its obligations under and in connection with the certificate of designation for the Series B Preferred Stock and any documentation governing any Series B Preferred Stock issued in compliance with the Second Lien Note Purchase Agreement and the other agreements and transactions contemplated thereby and (L) activities incidental to the businesses or activities described in clauses (A) to (L) of this clause (xiii).  For so long as any Series A Preferred Stock is outstanding, the Company and each Intermediate Holdings shall own, directly or indirectly, all of the outstanding Equity Interests of the Borrower.

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(b)          In the event of (i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the common Capital Stock (but not the Series A Preferred Stock) is changed or converted into, or exchanged for, securities or other property of another Person, (ii) any reclassification, recapitalization or reorganization of the common Capital Stock (but not the Series A Preferred Stock) into securities of another Person or (iii) the conveyance, sale, lease, assignment, transfer or other disposition of all or substantially all of the Company’s assets or other properties (taken as a whole) (a “Reorganization Event”), each share of Series A Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to all the other terms hereof, remain outstanding unless redeemed in accordance with this First A&R Certificate of Designation in connection with such Reorganization Event; provided, that in no event will the Company enter into or effect any such Reorganization Event if it would materially and adversely affect the rights of Holders. This provision shall similarly apply to successive Reorganization Events. To the extent that the Company is not the surviving or resulting entity in such Reorganization Event or will be dissolved in connection with such Reorganization Event, the Company shall not consummate any such transaction constituting a Reorganization Event unless proper provision shall be made in the agreements governing such Reorganization Event for the assumption of the obligations of the Company by such surviving or resulting entity in such Reorganization Event in accordance with this provision.

(c)           Actions Taken without Approval.  Any of the actions or omissions of the Company prohibited by this Section 8 (if taken without the prior written consent of the Majority Holders approving such action or omission) shall be ultra vires, null and void ab initio and of no force or effect. The Company shall not, and shall cause its Subsidiaries not to (either directly or indirectly, including by merger, consolidation, operation of law or otherwise), by amendment, modification, repeal, restatement, supplementation, termination or waiver of, or consent to any departure by the Company or any of its Subsidiaries from, any provision of this First A&R Certificate of Designation or any other Related Agreement or through any Mandatory Redemption Event, any Change of Control, any disposition or any other reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this First A&R Certificate of Designation or any other Related Agreement.

9.          Amendments and Waivers.

(a)          So long as any shares of Series A Preferred Stock remain outstanding, and unless a greater percentage is required by law, the Issuer shall not, without the affirmative vote or written consent of the Majority Holders, voting separately as one class, amend, alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, or waive the compliance of any of the covenants included in this First A&R Certificate of Designation or the Investors’ Rights Agreement; provided, however, that the Issuer shall not effect any of the following matters without the consent of each Holder that is adversely affected thereby:

(i)          reduce the Dividend Rate or alter the timing or method of payment of any Dividends pursuant to Section 4;

(ii)        reduce the Stated Value;

(iii)       alter any of the redemption provisions set forth in Sections 5 and 6, other than with respect to notice periods and other immaterial provisions; and

(iv)       alter any terms applicable to any Mandatory Redemption.

(b)          Any shares held by Advent shall be excluded from the numerator and the denominator for purposes of determining whether the Majority Holders is achieved.

10.          Cancellation; No Conversion Rights.  No shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase or otherwise shall be reissued or held in treasury for reissuance, and the Company shall take all necessary action to cause such shares of Series A Preferred Stock immediately to be canceled, retired and eliminated from the shares of Series A Preferred Stock which the Company shall be authorized to issue.  The Holders have no rights to convert any Series A Preferred Stock into any other Equity Interests of the Company.

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11.          Rights and Remedies of Holders.

(a)         The various provisions set forth under this First A&R Certificate of Designation are for the benefit of the Holders and, subject to the terms and conditions hereof and applicable law, will be enforceable by them, including by one or more actions for specific performance.

(b)          Except as expressly set forth herein, all remedies available under this First A&R Certificate of Designation, at law, in equity or otherwise, will be deemed cumulative and not alternative or exclusive of other remedies.  The exercise by any Holder of a particular remedy will not preclude the exercise of any other remedy.

12.          Definitions.  As used in this First A&R Certificate of Designation, the following terms shall have the meanings specified below:

“2021 Equity Incentive Plan” shall have the meaning assigned to such term in Section 8(a)(iv).

“Acceptable Practice Management Arrangements” has the meaning set forth in the Credit Agreement as in effect on the Initial Issue Date.

“Advent” shall mean Advent International Corporation, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Affiliated Practice” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Alternative Forced Transaction” means a transaction other than a Forced Refinancing or a Forced Sale, the Net Proceeds of which shall be used to redeem the Series A Preferred Stock in full at the then applicable Redemption Price in accordance with Section 5.

“APC Manager” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Asset Disposition” means: (a) the voluntary sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions of property or assets (including by way of a sale and leaseback transaction) of the Company or any Restricted Subsidiary (in each case other than Capital Stock of the Company) (each referred to in this definition as a “sale”; the term “sale” as a verb has a corresponding meaning), having a fair market value in excess of $2,000,000 in a single transaction or a series of related transactions and in excess of $5,000,000 in the aggregate for all such transactions; or (b) the issuance or sale of Capital Stock of any Restricted Subsidiary (other than issuances or sales to the Company or any Restricted Subsidiary); in each case, whether in a single transaction or a series of related transactions.

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“Available Excluded Contribution Amount” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Bankruptcy Event” means:

(1)          an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any of its Subsidiaries (other than Immaterial Subsidiaries), or of all or substantially all of the property or assets of the Company or any of its Subsidiaries (other than Immaterial Subsidiaries), under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any of its Subsidiaries (other than Immaterial Subsidiaries) or for all or substantially all of the property or assets of the Company or any of its Subsidiaries (other than Immaterial Subsidiaries), or (iii) the winding-up or liquidation of the Company or any of its Subsidiaries (other than Immaterial Subsidiaries), and in the case of any proceeding described in this clause (1), such proceeding or petition shall continue in effect and undismissed or unstayed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered; or

(2)          the Company or any of its Subsidiaries (other than Immaterial Subsidiaries) shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (1) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any of its Subsidiaries (other than Immaterial Subsidiaries) or for all or substantially all of the property or assets of the Company or any of its Subsidiaries (other than Immaterial Subsidiaries), (iv) make a general assignment for the benefit of creditors, and in the case of any proceeding described in this clause (2), such proceeding or petition shall continue in effect and undismissed or unstayed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered, or (v) commence any voluntary out-of-court restructuring transaction that has a material adverse impact on the Series A Preferred Stock or the rights of the Holders. For purposes of this definition, “Board of Directors” means the board of directors of the Company from time to time.

“Borrower” means ATI Holdings Acquisition, Inc.

“Business Day” means each day that is not a Legal Holiday.

“Capital Stock” means:

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(1)          in the case of a corporation, corporate stock;

(2)          in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)          in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4)          any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capital Lease” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Cash Equivalents” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Certificate of Designation” shall have the meaning assigned to such term in the recitals hereof.

“Certificate of Incorporation” shall have the meaning assigned to such term in the recitals hereof.

“Change of Control” means the occurrence of any of the following:

(a)          the acquisition of the beneficial ownership by any Person or group (as used in this definition, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), but excluding (i) any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor, (ii) one or more Permitted Holders and (iii) any underwriter in connection with any offering of Capital Stock after the Initial Issue Date), of voting stock representing more than 50% of the total voting power of all of the outstanding voting stock of the Company; provided, that notwithstanding the provisions of this clause (a), no “Change of Control” shall be deemed to have occurred under this clause (a) if the Permitted Holders have the right, by voting power, contract or otherwise, to elect or designate for election at least a majority of the Board of Directors;

(b)          the acquisition of the beneficial ownership by any Person or group (as used in this definition, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), but excluding (i) any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor, (ii) one or more Permitted Holders and (iii) any underwriter in connection with any offering of Capital Stock after the First Amendment Effective Date), of voting stock representing more than 50% of the total voting power of all of the outstanding voting stock of Holdings; provided, that notwithstanding the provisions of this clause (b), no “Change of Control” shall be deemed to have occurred under this clause (b) if the Permitted Holders have the right, by voting power, contract or otherwise, to elect or designate for election at least a majority of the Board of Directors; or

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(c)          the Borrower ceasing to be a direct or indirect Wholly-Owned Subsidiary of the Company.

For purposes of this definition, (i) a Person or group shall not be deemed to beneficially own Capital Stock or voting power subject to a stock or asset purchase agreement, merger agreement or similar agreement (or voting or similar agreement related thereto) until the consummation of the acquisition of the Capital Stock or voting power pursuant to the transactions contemplated by such agreement and (ii) it is understood and agreed that any transaction resulting in a Successor Borrower or Successor Holdings (in each case as defined in the Credit Agreement in effect on the Initial Issue Date) in accordance with the terms of the Credit Agreement as in effect on the Initial Issue Date shall not give rise to a Change of Control.

“Change of Control Event” means the occurrence of a Change of Control.

“Common Stock” means any shares of common stock, with a par value of $0.01 per share, of the Company.

“Company” shall have the meaning assigned to such term in the recitals hereof.

“Compounded Dividends” shall have the meaning assigned to such term in Section 4(b).

“Consolidated Adjusted EBITDA” shall have the meaning assigned to such term in the Credit Agreement as in effect on the First Amendment Effective Date.

“Consolidated APC” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Credit Agreement” means that certain Credit Agreement, dated as of February 24, 2022, by and among the Borrower, Wilco Intermediate Holdings, Inc., the lenders from time to time party thereto, and Barclays Bank PLC, as administrative agent and collateral agent, as amended by (a) that certain Amendment No. 1 to Credit Agreement, dated as of March 30, 2022, and (b) that certain Amendment No. 2 to Credit Agreement, dated as of April [●], 2023 (“Amendment No. 2 to Credit Agreement”) and as further amended, restated, amended and restated, supplemented, extended, replaced, refinanced or otherwise modified from time to time; provided, that, where any term is defined herein by reference to the Credit Agreement “as in effect on the Initial Issue Date” or “as in effect on the First Amendment Effective Date” or any such similar qualification, such reference shall be deemed to be a reference to the Credit Agreement as it existed on the Initial Issue Date or the First Amendment Effective Date after giving effect to the Amendment No. 2 to Credit Agreement, as applicable, and shall not, for the avoidance of doubt, give effect to any amendment to the Credit Agreement consummated after effectiveness of Amendment No. 2 to Credit Agreement.

“Delaware LLC Division” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Derivative Transactions” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

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“DGCL” shall have the meaning assigned to such term in the recitals hereof.

“Dividend Payment Date” means the last day of each fiscal quarter of the Issuer following the Initial Issue Date (or, if such date is not a Business Day, the immediately succeeding Business Day).

“Dividend Period” means the period commencing on and including a Dividend Payment Date that ends on, but does not include, the next Dividend Payment Date; provided that the initial Dividend Period shall commence on and include the Initial Issue Date and end on, but not include, the first Dividend Payment Date.

“Dividend Rate” shall have the meaning assigned to such term in Section 4(b).

“Dividends” shall have the meaning assigned to such term in Section 4(b).

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Event of Noncompliance” means any one of the following events:

(a)          failure by the Issuer to comply with its obligations, covenants or agreements contained in Section 9(a);

(b)          any breach of any material term of this First A&R Certificate of Designation (other than an event referred to in clause (a) above) or the Investors’ Rights Agreement, which breach remains uncured following 15 Business Days (which period shall be extended to 45 Business Days to the extent the breach is capable of being cured and the Issuer is using commercially reasonable efforts to cure such breach); and

(c)          a Bankruptcy Event.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“fair market value” means with respect to any investment, asset, property or liability, the value of the consideration obtainable in a sale of such investment, asset, property or liability at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, investment, property or liability as determined in good faith by the Board of Directors.

“FASB” means the Financial Accounting Standards Board.

“Financial Covenants” shall have the meaning assigned to such term in the Credit Agreement as in effect on the First Amendment Effective Date.

“First A&R Certificate of Designation” shall have the meaning assigned to such term in the recitals hereof.

“First Amendment Effective Date” means the effective filing date of this First A&R Certificate of Designation.

“First Call Date” means February 24, 2024.

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“First Lien Facility” means the credit facilities governed by the Credit Agreement, including any Incremental Facility (as defined in the Credit Agreement) and one or more debt facilities or other financing arrangements (including indentures or note purchase agreements) providing for loans or other indebtedness that replace or refinance such credit facilities or other Indebtedness, including any such replacement or refinancing facility, indenture or note purchase agreement that increases or decreases the amount permitted to be borrowed thereunder or alters the maturity thereof and whether by the same or any other agent, lender or group of lenders, and any amendments, supplements, modifications, extensions, renewals, restatements, amendments, replacements and restatements or refundings thereof or any such debt financings or other financing arrangements that replace or refinance such credit facilities or other Indebtedness (or any subsequent replacement thereof), in each case to the extent otherwise permitted or not restricted by this First A&R Certificate of Designation.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of the Company ending December 31 of each calendar year.

“Forced Transaction Event” means the completion of a Forced Transaction following a Sale/Refinancing Demand.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, as in effect from time to time.

“Governing Documents” means, as to any Person, the certificate of incorporation and by‑laws, certificate of formation and operating agreement, or other organizational or governing documents of such Person.

“Holder” means, as of the relevant date, any Person that is the holder of record of at least one share of Series A Preferred Stock, as of such date.

“Holdings” means Wilco Intermediate Holdings, Inc.

“Immaterial Subsidiaries” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Immediate Family Members” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Incur” or “incur” means, with respect to any Indebtedness, Capital Stock or Lien, to issue, assume, guarantee, incur or otherwise become liable for such Indebtedness, Capital Stock or Lien, as applicable; provided that any Indebtedness, Capital Stock or Lien of a Person existing at the time such Person becomes a Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term “Incurrence” has a corresponding meaning.

“Indebtedness” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

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“Initial Issue Date” means February 24, 2022.

“Intermediate Holdings” shall have the meaning assigned to such term in Section 8(a)(xii).

“Investment” means (a) any purchase or other acquisition for consideration by the Company or any of its Restricted Subsidiaries of any of the Securities of any other Person (other than any Restricted Subsidiary), (b) the acquisition for consideration by purchase or otherwise (other than any purchase or other acquisition of inventory, materials, supplies and/or equipment in the ordinary course of business) of all or a substantial portion of the business, property or fixed assets of any other Person or any division or line of business or other business unit of any other Person and (c) any loan, advance (other than any advance to any current or former employee, officer, director, member of management, manager, consultant or independent contractor of the Company, any Restricted Subsidiary, or any parent company for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Company or any of its Restricted Subsidiaries to any other Person.  Subject to Section 8(a)(ix), the amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that otherwise constitutes an Investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan and any return of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the relevant initial Investment).

“Investors’ Rights Agreement” means the Investors’ Rights Agreement, dated as of the Initial Issue Date (as amended, restated, supplemented or otherwise modified from time to time), by and among the Company and the Holders party thereto.

“IP Rights” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Junior Stock” means Common Stock, any other preferred stock and any other Equity Interest of the Company (other than the Series A Preferred Stock).

“Lead Purchaser” means, collectively, Knighthead Master Fund, LP, Knighthead (NY) Fund, L.P., Knighthead Annuity & Life Assurance Company and Knighthead Distressed Opportunities Fund, L.P. and any of their Affiliates that are Holders.

“Legal Holiday” means a Saturday, a Sunday or a day on which commercial banking institutions are not required or authorized to be open in the State of New York.

“Lien” means any mortgage, pledge, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease having substantially the same economic effect as any of the foregoing); provided, that, for the avoidance of doubt, in no event shall an operating lease in and of itself be deemed to constitute a Lien.

“Liquidation Event” means an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking the liquidation, dissolution or winding up of the Company or any of its Subsidiaries (other than Immaterial Subsidiaries), and such proceeding or petition shall continue undismissed or unstayed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered.

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“Liquidation Value” means, as of the relevant time and with respect to each share of Preferred Stock, the sum of (a) the Stated Value of such share as of such date, plus (b) any declared but unpaid Dividends on such share for the most recent Dividend Period as of such date (to the extent not part of the Stated Value of such Share as of such date), plus (c) the amount of accumulated and unpaid Dividends on such share from the last Dividend Payment Date to, but not including, such date (to the extent not part of the Stated Value of such share as of such date).

“Majority Holders” means, as of any date of determination, the Holders holding a majority of the then outstanding shares of Series A Preferred Stock (the affirmative vote or written consent of which must include the Lead Purchaser for so long as it holds at least 50.1% of the shares of Series A Preferred Stock held by it as of the Initial Issue Date). Any shares of Series A Preferred Stock held by Advent shall be excluded from the numerator and the denominator for purposes of determining whether a majority is achieved.

“Make-Whole Amount” means, with respect to any share of Series A Preferred Stock as of any Redemption Date occurring prior to the First Call Date, an amount equal to the present value (calculated as provided below) as of such date of the product of 106% multiplied by the Liquidation Value of such share of Series A Preferred Stock being redeemed (assuming that, for purposes of calculating such Liquidation Value, (a) such share of Series A Preferred Stock remained outstanding through the First Call Date, and (b) all scheduled, but not yet actually capitalized, Dividends (including, for the avoidance of doubt, any Dividends that would accrue from the Dividend Payment Date immediately prior to the First Call Date through the First Call Date) prior to the First Call Date have been capitalized and added to the then-outstanding Stated Value of such share of Series A Preferred Stock on each applicable Dividend Payment Date (in the case of scheduled Dividends) and the First Call Date (in the case of accrued Dividends since the Dividend Payment Date immediately prior to the First Call Date)), with the present value of such amount being computed using an annual discount rate equal to the rate on U.S. Treasury notes with a maturity closest to the applicable Redemption Date plus 50 basis points.

“Mandatory Redemption” shall have the meaning assigned to such term in Section 6(a).

“Mandatory Redemption Date” shall have the meaning assigned to such term in Section 6(a).

“Mandatory Redemption Event” shall have the meaning assigned to such term in Section 6(a).

“Mandatory Redemption Notice” shall have the meaning assigned to such term in Section 6(b)(i).

“Material Intellectual Property” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Minimum Portion” means, on any date, shares of Series A Preferred Stock for which the sum of the Stated Value thereof at such time is not less than $10,000,000 (unless the aggregate sum of the Stated Value of all shares of Series A Preferred Stock that would remain outstanding after such redemption would be less than $10,000,000, in which case “Minimum Portion” means all such shares of Series A Preferred Stock then outstanding).

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“Net Proceeds” of a transaction means the aggregate cash proceeds and the fair market value of any Cash Equivalents received by the Company or any of its Subsidiaries in respect of such transaction, net of the direct costs relating to such transaction, including legal, accounting and investment banking fees, payments made in order to obtain a necessary consent or required by applicable law, and brokerage and sales commissions, any relocation expenses incurred as a result thereof, other fees and expenses, including title and recordation expenses, taxes paid or payable as a result thereof or any transactions occurring or deemed to occur to effectuate a payment under this First A&R Certificate of Designation.

“Non-Consolidated APCs” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Optional Redemption” shall have the meaning assigned to such term in Section 5(a)(i)(A).

“Optional Redemption Date” shall have the meaning assigned to such term in Section 5.

“Permitted Affiliate Transaction” means:

(a)         any transaction between or among the Company and/or one or more Restricted Subsidiaries and/or Affiliated Practices (or any entity that becomes a Restricted Subsidiary or Affiliated Practice as a result of such transaction) to the extent permitted or not restricted by this First A&R Certificate of Designation;

(b)        any issuance, sale or grant of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership plans approved by the board of directors (or equivalent governing body) of the Company or any Restricted Subsidiary;

(c)         (i) any collective bargaining, employment or severance agreement or compensatory (including profit sharing) arrangement entered into by the Company or any of its Restricted Subsidiaries with their respective current or former officers, directors, members of management, managers, employees, consultants or independent contractors or those of the Company, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Capital Stock pursuant to put/call rights or similar rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors and (iii) transactions pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors or any employment contract or arrangement;

(d)          transactions permitted by Sections 6.01(d), (o) and (ee), 6.04 and 6.06(h), (m), (o), (t), (v), (y), (z) and (aa) of the Credit Agreement as in effect on the Initial Issue Date;

(e)          [reserved]

(f)         the payment or reimbursement of all indemnification obligations and expenses owed to any Investor and any of their respective directors, officers, members of management, managers, employees and consultants, whether currently due or paid in respect of accruals from prior periods;

(g)          the Transactions, including the payment of Transaction Costs, each as defined in the Credit Agreement as in effect on the Initial Issue Date;

(h)          (i) the Transactions (as defined in the Transaction Support Agreement) and the payment of transaction costs in connection therewith and (ii) the transactions contemplated by the Second Lien Note Purchase Agreement and/or any Second Lien Facility;

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(i)           Guarantees permitted by Section 8(a)(ii), Section 8(a)(iii) or Section 8(a)(xii);

(j)           transactions among the Company and its Restricted Subsidiaries and/or any Affiliated Practice that are otherwise permitted (or not restricted) under Section 8;

(k)         (i) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of the Company and/or any of its Restricted Subsidiaries in the ordinary course of business and, in the case of payments to such Person in such capacity on behalf of the Company, to the extent attributable to the operations of the Company or its subsidiaries and (ii) payments or distributions required to be made to the Company’s directors, officers or Affiliates pursuant to any indemnification agreement or other obligation pursuant to which the Company or any of its Subsidiaries is bound in respect of indemnification, exculpation or advancement of expenses to directors, officers or agents of the Company or any of its Affiliates;

(l)          transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Company and/or its applicable Restricted Subsidiary in the good faith determination of the board of directors (or similar governing body) of the Company or the senior management thereof or (ii) on terms at least as favorable as might reasonably be obtained from a Person other than an Affiliate;

(m)         the payment of reasonable out-of-pocket costs and expenses related to registration rights and customary indemnities provided to shareholders under any shareholder agreement;

(n)          (i) any purchase by the Company of the Capital Stock of (or contribution to the equity capital of) the Company and (ii) any intercompany loan made by the Company to the Borrower or any Restricted Subsidiary and/or any Affiliated Practice;

(o)         any transaction approved by a majority of disinterested directors (or members of any similar governing body) of the Company (including at least one of the Series A Directors, the consent of whom shall not be unreasonably withheld, conditioned or delayed) in respect of which the Company delivers to the Majority Holders a letter addressed to the board of directors (or equivalent governing body) of the Company from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction is on terms that are either (i) no less favorable to the Company or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate or (ii) fair to the Company or the relevant Restricted Subsidiary from a financial point of view;

(p)          any transaction consummated in connection with any Permitted Practice Subsidiary Restructuring (as defined in the Credit Agreement in effect on the Initial Issue Date);

(q)         any transaction (or series of related transactions) approved by a majority of the disinterested directors (or members of any similar governing body) of the Company (including at least one of the Series A Directors, the consent of whom shall not be unreasonably withheld, conditioned or delayed);

(r)          any investment by any Investor or the Company in Securities or Indebtedness of the Borrower and/or any Guarantor;

(s)          any payment to or from, and/or any transaction with, any joint venture in the ordinary course of business or consistent with past practice, industry practice or industry norms (including, any cash management activity related thereto); and

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(t)         any (i) Investment by any Affiliate in the Loans, loans, securities or other Indebtedness of the Company and/or any Restricted Subsidiary (and payment of reasonable out-of-pocket expenses incurred by such Affiliates in connection therewith) so long as the investment is being offered by the Company or such Restricted Subsidiary generally to other investors on the same or more favorable terms and (ii) payments and/or distributions to Affiliates in respect of the Loans, loans, securities or Indebtedness of the Company or any Restricted Subsidiary in connection with the securities and other Indebtedness contemplated in the foregoing clause (i) or that were acquired from Persons other than the Company and the Restricted Subsidiaries, in each case, in accordance with the terms of such securities or Indebtedness.

“Permitted Acquisition” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Permitted Asset Disposition” means:

(a)        Dispositions (including of Capital Stock) as part of any Permitted Practice Subsidiary Restructuring and/or among the Company and/or any Restricted Subsidiary (upon voluntary liquidation or otherwise); provided, that any such Disposition made by any Company and/or any Restricted Subsidiary to any Person that is not the Company or any Restricted Subsidiary shall be (i) for fair market value (as reasonably determined by such Person) with at least 75% of the consideration for such Disposition consisting of Cash and Cash Equivalents at the time of such Disposition or (ii) treated as an Investment and otherwise made in compliance with Section 8(a)(v);

(b)        (i) the liquidation, dissolution or Delaware LLC Division of any Restricted Subsidiary if the Company determines in good faith that such liquidation, dissolution or Delaware LLC Division is in the best interests of the Company and the Company or any Restricted Subsidiary receives any assets of the relevant dissolved or liquidated Restricted Subsidiary; provided, that, in the case of any liquidation, dissolution or Delaware LLC Division of the Company or any Restricted Subsidiary that results in a distribution of assets to any Restricted Subsidiary that is not a the Company or any Restricted Subsidiary, such distribution shall be treated as an Investment and shall comply with Section 8(a)(v), (ii) any merger, amalgamation, dissolution, liquidation, consolidation or Delaware LLC Division, the purpose of which is to effect (A) any Asset Disposition otherwise permitted under Section 6.03 of the Credit Agreement in effect on the Initial Issue Date or (B) any Investment permitted under Section 8(a)(v), and (iii) the conversion of the Company or any Restricted Subsidiary into another form of entity;

(c)          (i) Dispositions of inventory or equipment or immaterial assets in the ordinary course of business (including on an intercompany basis) and (ii) the leasing or subleasing of real property in the ordinary course of business;

(d)          Dispositions of surplus, obsolete, used or worn out property or other property that, in the reasonable judgment of the Company, is (i) no longer useful in its business (or in the business of any Restricted Subsidiary of the Company) or (ii) otherwise economically impracticable to maintain;

(e)          Dispositions in the ordinary course of business of Cash and Cash Equivalents and/or other assets that were Cash Equivalents when the relevant original Investment was made;

(f)          Dispositions, mergers, amalgamations, consolidations or conveyances that constitute (i) Investments permitted pursuant to Section 8(a)(v), (ii) Permitted Liens and (iii) Restricted Payments permitted by Section 8(a)(iv);

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(g)          Dispositions for fair market value; provided, that, with respect to any such Disposition with a purchase price in excess of $10,000,000, at least 75% of the consideration for such Disposition shall consist of Cash or Cash Equivalents (provided, that, for purposes of the 75% Cash consideration requirement, (i) the amount of any Indebtedness or other liabilities of the Company or any Restricted Subsidiary (as shown on such Person’s most recent balance sheet or statement of financial position (or in the notes thereto) that are assumed by the transferee of any such assets and for which the Company and/or its applicable Restricted Subsidiary have been validly released by all relevant creditors in writing), (ii) the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Disposition, (iii) any Security received by the Company or any Restricted Subsidiary from such transferee that is converted by such Person into Cash or Cash Equivalents (to the extent of the Cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition and (iv) any non-Cash consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other non-Cash consideration received pursuant to this clause that is at that time outstanding, not in excess of $20,000,000 during the term of this Agreement, in each case, shall be deemed to be Cash); provided, further, that (A) immediately prior to and after giving effect to such Disposition, as determined on the date on which the agreement governing such Disposition is executed, no Event of Noncompliance exists, (B) this provision shall not permit a Disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries and (C) the net proceeds of such disposition shall be applied and/or reinvested as (and to the extent) required by the Credit Agreement (as in effect on the First Amendment Effective Date);

(h)          to the extent that (i) the relevant property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of the relevant Disposition are promptly applied to the purchase price of such replacement property;

(i)           Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties set forth in the relevant joint venture arrangements and/or similar binding arrangements;

(j)           Dispositions of notes receivable or accounts receivable in the ordinary course of business (including any discount and/or forgiveness thereof) or in connection with the collection or compromise thereof; provided that factoring or similar arrangements shall not be permitted pursuant to this clause (k);

(k)         Dispositions and/or terminations of leases, subleases, licenses or sublicenses (including the provision of software under any open source license), (i) the Disposition or termination of which will not materially interfere with the business of the Company and its Restricted Subsidiaries or (ii) which relate to closed facilities or the discontinuation of any product line;

(l)          (i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business;

(m)         Dispositions of property subject to foreclosure, casualty, eminent domain or condemnation proceedings (including in lieu thereof or any similar proceeding);

(n)          Dispositions or consignments of equipment, inventory or other assets (including leasehold interests in real property) with respect to facilities that are temporarily not in use, held for sale or closed;

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(o)          Dispositions of non-core assets acquired in connection with any acquisition permitted hereunder and sales of Real Estate Assets acquired in any acquisition permitted hereunder which, within 90 days of the date of such acquisition, are designated in writing to the Majority Holders as being held for sale and not for the continued operation of the Company or any of its Restricted Subsidiaries or any of their respective businesses; provided, that (i) no Event of Noncompliance exists on the date on which the definitive agreement governing the relevant Disposition is executed, (ii) such Dispositions are for fair market value and (iii) the net proceeds of such disposition shall be applied and/or reinvested as (and to the extent) required by the Credit Agreement (as in effect on the First Amendment Effective Date);

(p)          exchanges or swaps, including transactions covered by Section 1031 of the Internal Revenue Code of 1986 (or any comparable provision of any foreign jurisdiction), of assets so long as any such exchange or swap is made for fair value (as reasonably determined by the Company) for like assets;

(q)          (i) non-exclusive licensing and cross-licensing arrangements involving any technology, intellectual property or IP Rights of the Company or any Restricted Subsidiary in the ordinary course of business and (ii) Dispositions, abandonments, cancellations or lapses of IP Rights, or issuances or registrations, or applications for issuances or registrations, of IP Rights, which, in the reasonable good faith determination of the Company, are not material to the conduct of the business of the Company or its Restricted Subsidiaries, or are no longer economical to maintain in light of its use;

(r)          terminations or unwinds of Derivative Transactions;

(s)         Dispositions of Real Estate Assets and related assets in the ordinary course of business in connection with relocation activities for directors, officers, employees, members of management, managers or consultants of the Company and/or any Restricted Subsidiary; provided, that such Dispositions do not exceed $5,000,000 in the aggregate;

(t)           Dispositions made to comply with any order of any Governmental Authority or any applicable Requirement of Law;

(u)         any merger, consolidation, Disposition or conveyance the sole purpose of which is to reincorporate or reorganize (i) any Domestic Subsidiary (as defined in the Credit Agreement as in effect on the Initial Issue Date) in another jurisdiction in the U.S. and/or (ii) any Foreign Subsidiary (as defined in the Credit Agreement as in effect on the Initial Issue Date) in the U.S. or any other jurisdiction;

(v)          any sale of motor vehicles and information technology equipment purchased at the end of an operating lease and resold thereafter;

(w)        Dispositions in connection with Sale and Lease-Back Transactions; provided, that, in the case of this clause (w), the fair market value of all property so disposed of after the Initial Issue Date shall not exceed the greater of $5,000,000 and 7.5% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; provided, further, that Dispositions in connection with Sale and Lease-Back Transactions may be made solely under clause (w) of this definition and not under any other clause;

(x)         Dispositions for fair market value; provided, that, with respect to any such Disposition, the proceeds of such Disposition are used to make any mandatory prepayment (including applicable call protection) to the extent required under the Credit Agreement (as in effect on the First Amendment Effective Date); and

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(y)          to the extent applicable, the consummation of the Transactions (as defined in the Transaction Support Agreement).

“Permitted Holders” means Advent and the Specified Preferred Equityholders.

“Permitted Investment” means:

(a)          Cash or Investments that were Cash Equivalents at the time made;

(b)          Investments:

(i)          existing on the Initial Issue Date in the Borrower or in any Restricted Subsidiary,

(ii)         made after the Initial Issue Date among the Borrower and/or one or more Restricted Subsidiaries,

(iii)       in the form of loans or advances made in the ordinary course of business in any Affiliated Practice in connection with the provision of services to such Affiliated Practice under Acceptable Practice Management Arrangements, including any Investment contemplated by any Practice Loan Agreement (as defined in the Credit Agreement as in effect on the Initial Issue Date) and/or any Management Services Agreement (as defined in the Credit Agreement as in effect on the Initial Issue Date) (other than an Investment contemplated by clause (e) below) and/or the proceeds of which are used to pay management fees to the relevant APC Manager, working capital purposes or payroll or other ordinary course business expenses of such Affiliated Practice; provided, that any loans or advances made pursuant to this clause (b)(iii) to any Non-Consolidated APC shall not exceed $5,000,000 at any time outstanding,

(c)          Investments (i) constituting deposits, prepayments and/or other credits to suppliers, (ii) made in connection with obtaining, maintaining or renewing client and customer contracts and/or (iii) in the form of advances made to distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business or, in the case of clause (iii), to the extent necessary to maintain the ordinary course of supplies to the Company or any Restricted Subsidiary;

(d)        Investments in (i) any Unrestricted Subsidiary and/or any Similar Business in an aggregate outstanding amount not to exceed $10,000,000 and (ii) any joint ventures and/or Similar Business in an aggregate outstanding amount not to exceed the greater of $6,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period;

(e)         (i) Permitted Acquisitions, so long as after giving effect thereto on a Pro Forma Basis, the Borrower is in compliance with the then applicable Financial Covenant in the Credit Agreement as in effect on the First Amendment Effective Date, and (ii) any Investment in any Consolidated APC in an amount required to permit such Consolidated APC to consummate, directly or indirectly, a Permitted Acquisition;

(f)          Investments (i) existing on, or contractually committed to or contemplated as of, the Initial Issue Date and described on Schedule 6.06 to the Credit Agreement as in effect on the Initial Issue Date and (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, renewal or extension increases the amount of such Investment except by the terms thereof or as otherwise permitted by this definition;

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(g)          Investments received in lieu of Cash in connection with any Disposition that is permitted hereby and by Section 6.07 of the Credit Agreement as of the Initial Issue Date or any other disposition of assets not constituting a Disposition;

(h)          loans or advances to present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or their respective Immediate Family Members) of any the Company, its subsidiaries and/or any joint venture to the extent permitted by Requirements of Law, in connection with such Person’s purchase of Capital Stock of the Company, either (i) in an aggregate principal amount not to exceed $1,000,000 at any one time outstanding or (ii) so long as the proceeds of such loan or advance are substantially contemporaneously contributed to the Company for the purchase of such Capital Stock;

(i)          Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business;

(j)          Investments consisting of (or resulting from) mergers, consolidations, amalgamations, liquidations, windings up, dissolutions or Dispositions permitted by clauses (b)(i), (c)(i) and (h) of Section 6.07 of the Credit Agreement as of the Initial Issue Date;

(k)            Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers;

(l)           Investments (including debt obligations and Capital Stock) received (i) in connection with the bankruptcy or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (iii) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes;

(m)          loans and advances of payroll payments or other compensation to present or former employees, directors, members of management, officers, managers or consultants of the Company or any Intermediate Holdings (to the extent such payments or other compensation relate to services provided to the Company and/or any subsidiary in the ordinary course of business);

(n)           Investments to the extent that payment therefor is made solely with Capital Stock of the Company or Qualified Capital Stock of any Restricted Subsidiary, in each case, to the extent not resulting in a Change of Control;

(o)          (i) Investments of any Restricted Subsidiary acquired after the Initial Issue Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Company or any Restricted Subsidiary after the Initial Issue Date, in each case as part of an Investment otherwise permitted by this definition to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) hereof so long as no such modification, replacement, renewal or extension thereof increases the original amount of such Investment except as otherwise permitted by this definition;

(p)          (i) Investments on the Initial Issue Date made in connection with the Transactions (as defined in the Credit Agreement as in effect on the Initial Issue Date) and (ii) to the extent applicable, Investments necessary to consummate the Transactions (as defined in the Transaction Support Agreement);

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(q)          Investments made after the Initial Issue Date by the Company and/or any of its Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed:

(i)          the greater of $6,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, plus

(ii)        in the event that (A) the Company or any of its Restricted Subsidiaries makes any Investment after the Initial Issue Date in any Person that is neither a Restricted Subsidiary nor a Consolidated APC and (B) such Person subsequently becomes a party to the Credit Agreement, an amount equal to 100% of the fair market value of such Investment as of the date on which such Person becomes a party to the Credit Agreement;

(r)          [reserved]

(s)          (i) Guarantees of leases (other than Capital Leases) or of other obligations not constituting Indebtedness and (ii) Guarantees of the lease obligations of suppliers, customers, franchisees and licensees of the Company and/or its Restricted Subsidiaries, in each case, in the ordinary course of business;

(t)           [reserved]

(u)          [reserved]

(v)          Investments in subsidiaries in connection with internal reorganizations and/or restructurings and activities related to tax planning;

(w)         Investments under any Derivative Transaction of the type permitted under Section 6.01(s) of the Credit Agreement as of the Initial Issue Date;

(x)         Investments made in connection with any Permitted Practice Subsidiary Restructuring; provided, that the aggregate amount of Investments made in Non-Consolidated APCs pursuant to this clause (x), shall not exceed $5,000,000;

(y)          Investments made in joint ventures as required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements entered into in the ordinary course of business;

(z)         Investments made in connection with any nonqualified deferred compensation plan or arrangement for any present or former employee, director, member of management, officer, manager or consultant or independent contractor (or any Immediate Family Member thereof) of the Company, its subsidiaries and/or any joint venture;

(aa)        Investments in any Restricted Subsidiary and/or joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business;

(bb)        Investments so long as, after giving effect thereto on a Pro Forma Basis, the Total Net Leverage Ratio does not exceed 4.50:1.00;

(cc)       any Investment made by any Unrestricted Subsidiary prior to the date on which such Unrestricted Subsidiary is designated as a Restricted Subsidiary so long as the relevant Investment was not made in contemplation of the designation of such Unrestricted Subsidiary as a Restricted Subsidiary; and

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(dd)        Investments consisting of the non-exclusive licensing in the ordinary course of business or contribution of IP Rights pursuant to joint marketing arrangements with other Persons.

Notwithstanding anything to the contrary in this definition, (A) this definition shall not permit any IP Separation Transaction and (B) the aggregate amount of assets held by all Subsidiaries that are designated as Unrestricted Subsidiaries together with the aggregate amount of Investments in Unrestricted Subsidiaries shall not exceed the $10,000,000 in the aggregate.

“Permitted Liens” means (a) statutory Liens (and rights of set-off) and other Liens imposed by applicable Requirements of Law, in each case incurred in the ordinary course of business, (b) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto, (c) Liens for taxes, assessments or other governmental charges or statutory obligations the payment of which is not required, (d) Liens (other than Liens securing debt for borrowed money) of the type described in clauses (d), (e), (f), (p), (v), (x) and (y) of Section 6.02 of the Credit Agreement and (e) Liens securing any Second Lien Facility and/or securing any First Lien Facility.

“Permitted Practice Subsidiary Restructuring” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Permitted Restricted Subsidiary Indebtedness” means (a) Indebtedness incurred pursuant to any First Lien Facility in an aggregate outstanding principal amount not to exceed the sum of (i) (A) 115% multiplied by (B) (x) $560,000,000 less (y) the amount of Term Loans (as defined in the Credit Agreement as in effect on the First Amendment Effective Date) purchased by the Issuer pursuant to the Master Assignment Agreement and cancelled, (ii) an amount not to exceed the “Incremental Cap” (as defined in the Credit Agreement as in effect on the First Amendment Effective Date) and (iii) the amount of any interest payable in kind with respect to any such Indebtedness, (b) Indebtedness permitted under Sections 6.01(a) (with respect to Secured Banking Services Obligations and Secured Hedging Obligations), (c), (d), (e), (f), (g), (h), (i), (k), (n), (o), (s), (t), (y), (aa), (bb), (cc) and (dd) of the Credit Agreement, (c) Second Lien Indebtedness and (d) Indebtedness with respect to Capital Leases and purchase money Indebtedness in an aggregate outstanding principal amount not to exceed the greater of $6,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, (e) Indebtedness of the any Restricted Subsidiary in an aggregate outstanding principal amount not to exceed the greater of $10,000,000 and 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period and (f) any refinancing or replacement of any First Lien Facility or any such Incremental Facility (as defined in the Credit Agreement) after the First Amendment Effective Date so long as the aggregate outstanding principal amount of such Indebtedness does not exceed the amount permitted to be incurred under clause (a) of this definition, plus (i) an amount equal to unpaid accrued interest, penalties and premiums (including tender premiums) thereon, (ii) the amount of any underwriting discount, any other reasonable and customary fee, commission and/or expense (including any upfront fee, original issue discount and/or initial yield payment) incurred in connection with the relevant refinancing, (iii) an amount equal to any existing commitment unutilized thereunder and (iv) any additional amount permitted to be incurred pursuant to this definition (with any additional amount incurred in reliance on this clause (f)(iv) constituting a utilization of the relevant basket or exception pursuant to which such additional amount is permitted).

“Permitted Restricted Subsidiary Liens” means Liens securing any Permitted Restricted Subsidiary Indebtedness and any Permitted Liens.

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“Person” means any individual, corporation, limited liability company, partnership (including limited partnership), joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Preferred Stock” means any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution or winding up, including, in the case of the Company, the Series A Preferred Stock.

“Purchase Agreement” means the Series A Senior Preferred Stock Purchase Agreement, dated as of the Initial Issue Date (as amended, restated, supplemented or otherwise modified from time to time), by and among the Purchasers and the Company.

“Purchasers” shall have the meaning assigned to such term in the Purchase Agreement.

“Redemption Date” means an Optional Redemption Date or a Mandatory Redemption Date, as applicable.

“Redemption Failure” shall have the meaning assigned to such term in Section 4(d).

“Redemption Percentage” means, as of the relevant date, the applicable percentage under the heading “Redemption Percentage” set forth in the table below:

Period In Which Such Date Occurs	Redemption Percentage
If such date occurs on or after the First Call Date and prior to the first anniversary of the First Call Date	106.0%
If such date occurs on or after the first anniversary of the First Call Date and prior to the second anniversary of the First Call Date	103.0%
If such date occurs on or after the second anniversary of the First Call Date	100.0%

“Redemption Price” shall have the meaning assigned to such term in Section 5(b).

“Related Agreements” means this First A&R Certificate of Designation, the Investors’ Rights Agreement, and the Purchase Agreement.

“Responsible Officer” of any Person means the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer, any executive vice president, any senior vice president, any vice president or the chief operating officer of such Person and any other individual or similar official thereof.

“Restricted Payment” means (a) any dividend or other distribution on account of any shares of any class of the Capital Stock of the Company or any Restricted Subsidiary, except a dividend payable (i) in the case of the Company, solely in shares of Common Stock to the holders of such class and (ii) in the case of any Restricted Subsidiary, solely in shares of Qualified Capital Stock (as defined in the Credit Agreement as in effect on the Initial Issue Date) to the holders of such class; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any shares of any class of the Capital Stock of the Company and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of the Capital Stock of the Company now or hereafter outstanding.

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“Restricted Subsidiary” means, as to any Person, any subsidiary of such Person that is not an Unrestricted Subsidiary.  Unless otherwise specified, “Restricted Subsidiary” shall mean any Restricted Subsidiary of the Company (including the Borrower and each Intermediate Holdings).

“Sale and Lease-Back Transactions” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Second Lien Facility” means the notes governed by the Second Lien Note Purchase Agreement, and one or more debt facilities or other financing arrangements (including indentures or note purchase agreements) providing for notes, loans or other indebtedness that replace or refinance such notes or other Indebtedness, including any such replacement or refinancing facility, indenture or note purchase agreement that increases or decreases the amount permitted to be borrowed or issued thereunder or alters the maturity thereof and whether by the same or any other agent, lender or group of lenders, and/or other debt facilities or other financing arrangements and any amendments, supplements, modifications, extensions, renewals, restatements, amendments, replacements and restatements or refundings thereof or any such debt financings or other financing arrangements that replace or refinance such notes or other Indebtedness (or any subsequent replacement thereof), in each case to the extent otherwise permitted or not restricted by this First A&R Certificate of Designation.

“Second Lien Indebtedness” means (a)(i) the aggregate principal amount of the Notes (as defined in the Second Lien Note Purchase Agreement) issued on the First Amendment Effective Date, plus (ii) the aggregate principal amount of the Notes (as defined in the Second Lien Note Purchase Agreement) issued under Section 2.03 of the Second Lien Note Purchase Agreement after the First Amendment Effective Date, which amount under this clause (ii) shall not exceed $25,000,000, plus (iii) Indebtedness incurred pursuant to any Second Lien Facility (including any Additional Notes (as defined in the Second Lien Note Purchase Agreement) in an aggregate outstanding principal amount not to exceed $150,000,000, plus (iv) the amount of any interest payable in kind with respect to the Indebtedness described in the foregoing clauses (i) through (iv) and (b) any refinancing or replacement of any Second Lien Facility after the First Amendment Effective Date so long as the aggregate outstanding principal amount of such Indebtedness does not exceed the amount permitted to be incurred under clause (a) of this definition, plus (i) an amount equal to unpaid accrued interest, penalties and premiums (including tender premiums) thereon, (ii) the amount of any underwriting discount, any other reasonable and customary fee, commission and/or expense (including any upfront fee, original issue discount and/or initial yield payment) incurred in connection with the relevant refinancing, (iii) an amount equal to any existing commitment unutilized thereunder and (iv) any additional amount permitted to be incurred pursuant to this definition (with any additional amount incurred in reliance on this clause (b)(iv) constituting a utilization of the relevant basket or exception pursuant to which such additional amount is permitted).

“Second Lien Note” means any “Note” as defined in the Second Lien Note Purchase Agreement.

“Second Lien Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of [●], 2023, by and among, inter alios, the Company, the purchasers party thereto, and Wilmington Savings Fund Society, FSB, as purchaser representative, as amended, restated, amended and restated, supplemented, extended, replaced, refinanced or otherwise modified from time to time; provided, that, where any term is defined herein by reference to the Second Lien Note Purchase Agreement “as in effect on the First Amendment Effective Date” or any such similar qualification, such reference shall be deemed to be a reference to the Second Lien Note Purchase Agreement as it existed on the First Amendment Effective Date and shall not, for the avoidance of doubt, give effect to any amendment to the Second Lien Note Purchase Agreement.

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“Securities” means any stock, shares, units, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided, that “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement.

“Series A Preferred Stock” shall have the meaning assigned to such term in Section 1(a).

“Similar Business” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Specified Preferred Equityholder” means (a) Knighthead Capital Management, LLC, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company), (b) Marathon Asset Management LP, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company), (c) each of Onex Credit Management LLC and Onex Credit Partners, LLC, together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company) and (d) Caspian Capital L.P., together with its controlled Affiliates and funds managed or advised by it or any or its respective controlled Affiliates (other than any portfolio company).

“Stated Value” means, as of the relevant date and with respect to each share of Series A Preferred Stock, the sum of (a) $1,000 (adjusted as appropriate in the event of any stock or securities dividend, stock or securities split, stock or securities distribution, recapitalization or combination) plus (b) the aggregate Compounded Dividends with respect to such share as of such date.

“Subsidiary” means, with respect to any Person:

(a)        any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof and

(b)       any partnership, joint venture, limited liability company or similar entity of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and (ii) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity;

For the avoidance of doubt, any entity that is owned at a 50% or less level (as described above) shall not be a “Subsidiary” for any purpose under this First A&R Certificate of Designation, regardless of whether such entity is consolidated on the Company’s or any Subsidiary’s financial statements.

32

“Supermajority Holders” shall have the meaning assigned to such term in Section 7(a).

“Test Period” means, as of any date, (a) for purposes of determining actual compliance with the Credit Agreement, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements under the Credit Agreement have been delivered (or are required to have been delivered) and (b) for any other purpose, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements of the type described in the Credit Agreement, have been delivered (or are required to have been delivered) or, if earlier, are internally available; it being understood and agreed that prior to the first delivery (or required delivery) of financial statements of required pursuant to the Credit Agreement, “Test Period” means the period of four consecutive Fiscal Quarters most recently ended for which financial statements of the Company are available.

“Total Net Leverage Ratio” shall have the meaning assigned to such term in the Credit Agreement as in effect on the Initial Issue Date.

“Transaction Support Agreement” means the Transaction Support Agreement, dated as of March 15, 2023, by and among, inter alios, ATI Physical Therapy Inc., the Borrower, Holdings and the Consenting Stakeholders party thereto, as amended on April 15, 2023 and April [17], 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Unrestricted Subsidiary” means any subsidiary of the Borrower that is listed on Schedule 5.10 of the Credit Agreement as in effect on the Initial Issue Date or designated by the Borrower as an Unrestricted Subsidiary after the Initial Issue Date pursuant to Section 5.10 of the Credit Agreement as in effect on the Initial Issue Date. Notwithstanding anything to the contrary contained herein, no APC Manager shall constitute an Unrestricted Subsidiary.

“U.S.” means the United States of America.

“Wholly Owned Subsidiary” of any Person means a Subsidiary of such Person, 100% of the outstanding Equity Interests of which (other than directors’ qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiary of such Person.

13.          Interpretation.

(a)           Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

(b)          The headings are for convenience only and shall not be given effect in interpreting this First A&R Certificate of Designation.  References herein to any Section or Article shall be to a Section or Article hereof unless otherwise specifically provided.

(c)         References herein to any law shall mean such law, including all rules and regulations promulgated under or implementing such law, as amended from time to time and any successor law unless otherwise specifically provided.  Except as otherwise stated in this First A&R Certificate of Designation, references in this First A&R Certificate of Designation to any contract(s) or written agreement(s) shall mean such contract or written agreement as in effect on the First Amendment Effective Date, regardless of any subsequent replacement, refunding, refinancing, extension, renewal, restatement, amendment, supplement or modification thereof or thereto and regardless of whether the Issuer is, remains, was, or has ever been, a party thereto.

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(d)          The use of the term “pari passu” with respect to the Preferred Stock, shall mean pari passu by reference to the Liquidation Value of such Preferred Stock at the relevant time.

(e)          The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this First A&R Certificate of Designation, refer to this First A&R Certificate of Designation as a whole and not to any particular provision of this First A&R Certificate of Designation.

(f)          The use of the masculine, feminine or neuter gender or the singular or plural form of words shall not limit any provisions of this First A&R Certificate of Designation.

(g)         The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(h)          The word “will” shall be construed to have the same meaning as the word “shall”.  With respect to the determination of any period of time, “from” shall mean “from and including”.  The word “or” shall not be exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

(i)           The terms “lease” and “license” shall include “sub-lease” and “sub-license”, as applicable.

(j)           All references to “$”, currency, monetary values and dollars set forth herein shall mean U.S. dollars.

(k)          When the terms of this First A&R Certificate of Designation refer to a specific agreement or other document or a decision by any body or Person that determines the meaning or operation of a provision hereof, the secretary of the Company shall maintain a copy of such agreement, document or decision at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor.

(l)          Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, that if the Company notifies the Holders that the Company requests an amendment to any provision hereof to eliminate theMaster effect of any change occurring after the Initial Issue Date in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

(m)        Notwithstanding any other provision contained herein or in the definition of “Capital Lease,” only those leases (assuming for purposes hereof that such leases were then in existence) that would constitute Capital Leases in conformity with GAAP as in effect prior to giving effect to the adoption of ASU No. 2016-02 “Leases (Topic 842)” and ASU No. 2018-11 “Leases (Topic 842)” shall be considered Capital Leases hereunder, and all calculations and deliverables, as applicable, under this First A&R Certificate of Designation shall be made, prepared or available, as applicable, in accordance therewith.

34

(n)         Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB Accounting Standards Codification 805, 810 or 825 (or any other part of FASB Accounting Standards Codification having a similar result or effect), to value any Indebtedness at “fair value”.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]
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IN WITNESS WHEREOF, the Company has caused this First A&R Certificate of Designation to be signed by a duly authorized officer this [●] day of [●], 2023.

ATI PHYSICAL THERAPY, INC.

By:
Name:Joseph Jordan
Title: Chief Financial Officer

[Signature Page to First Amended and Restated Series A Certificate of Designation]

Exhibit C-3

Consenting Preferred Equityholders’ Consent

ACTION BY WRITTEN CONSENT
OF THE SERIES A SENIOR PREFERRED STOCKHOLDERS
OF
ATI PHYSICAL THERAPY, INC.
[●], 2023

In accordance with Sections 228 and 242 of the Delaware General Corporation Law, the undersigned holders of the Series A Senior Preferred Stock (the “Series A Preferred Stock”) of ATI Physical Therapy, Inc. (the “Corporation”) hereby consent to and adopt the following resolutions (this “Consent”) (with the same force and effect as if duly adopted at a duly held special meeting of the stockholders held for that purpose) and to the actions authorized thereby:

Approval of First Amended and Restated Certificate of Designation

WHEREAS, the Board of Directors of the Corporation (the “Board”) has determined that it is advisable and in the best interests of the Corporation and its stockholders to approve that certain First Amended and Restated Certificate of Designation of Series A Senior Preferred Stock of the Corporation, in the form attached hereto as Exhibit A (the “First A&R Certificate of Designation”), pursuant to which, subject to receipt of the requisite approvals therefor and the filing thereof with the Secretary of State of Delaware, that certain Certificate of Designation of Series A Senior Preferred Stock of the Corporation (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Certificate of Designation”) shall be amended and restated;

WHEREAS, Section 9(a) of the Certificate of Designation provides, in pertinent part, that the Corporation shall not, without the affirmative vote or written consent of the Majority Holders (as defined in the Certificate of Designation), voting separately as one class, amend, alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, or waive the compliance of any of the covenants included in the Certificate of Designation or the Investors’ Rights Agreement (as defined in the Certificate of Designation); provided, however, that the Corporation shall not effect any of certain listed matters without the consent of each Holder (as defined in the Certificate of Designation) that is adversely affected thereby; and

WHEREAS, the undersigned holders of Series A Preferred Stock (as such, “Series A Preferred Stockholders”), constituting, as applicable, the Majority Holders or each Holder that is adversely affected thereby, deem it advisable and in the best interests of the Corporation and the Series A Preferred Stockholders to approve the First A&R Certificate of Designation.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the undersigned Series A Preferred Stockholders, constituting, as applicable, the Majority Holders or each Holder that is adversely affected thereby, hereby authorize and approve the First A&R Certificate of Designation including, without limitation, (a) the amendments to the Certificate of Designation effectuated thereby and (b) the filing thereof with the Secretary of State of Delaware.

Approval of First IRA Amendment

WHEREAS, the Board has determined it is advisable and is in the best interests of the Corporation and its stockholders to approve that certain First Amendment to Investors’ Rights Agreement, in the form attached hereto as Exhibit B (the “First IRA Amendment”), pursuant to which, subject to receipt of the requisite approvals therefor, that certain Investors’ Rights Agreement, dated as of February 24, 2022, by and among the Corporation and the Investors listed therein (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Investors’ Rights Agreement”) shall be amended;

WHEREAS, Section 4.8 of the Investors’ Rights Agreement provides, in pertinent part, that any provision of the Investors’ Rights Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder Majority (as defined in the Investors’ Rights Agreement), or in the case of a waiver, by the Party (as defined in the Investors’ Rights Agreement) against whom the waiver is to be effective; and

WHEREAS, the undersigned Series A Preferred Stockholders, constituting the Holder Majority, deem it advisable and in the best interests of the Corporation and the Series A Preferred Stockholders to approve the First IRA Amendment.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the undersigned, constituting the Holder Majority, hereby authorize and approve the First IRA Amendment including, without limitation, the amendments to the Investors’ Rights Agreement effectuated thereby.

Approval of Proposed Transaction

WHEREAS, the Board has determined it is advisable and is in the best interests of the Corporation and its stockholders to approve the consummation of the transactions (collectively, the “Proposed Transaction”) contemplated by that certain Amended & Restated Transaction Support Agreement, dated as of April [●], 2023, by and among the Corporation, ATI Holdings Acquisition, Inc., Wilco Intermediate Holdings, Inc., Barclays Bank PLC, HPS Investment Partners, LLC, the Series A Preferred Stockholders signatory thereto and Advent International Corporation;

WHEREAS, Section 8 of the Certificate of Designation provides, in pertinent part, that, for so long as any shares of Series A Preferred Stock are outstanding, without the prior affirmative vote or written consent of the Majority Holders, the Corporation shall not (either directly or indirectly, including by merger, consolidation, operation of law or otherwise), take certain actions that are or may be taken as part of the Proposed Transaction, including, without implied limitation, (a) issuing any new Equity Interests (as defined in the Certificate of Designation) of the Corporation (subject to certain exceptions), (b) incurring Indebtedness for borrowed money or Liens (each, as defined in the Certificate of Designation) in order to secure any Indebtedness (subject to certain exceptions), (c) entering into certain transactions with Affiliates (as defined in the Certificate of Designation) of the Corporation, (d) consummating any Change of Control (as defined in the Certificate of Designation) unless, upon consummation of such Change of Control, the Series A Preferred Stock is redeemed in full in cash in accordance with the Certificate of Designation, or (e) amending, altering or repealing any provision of the Governing Documents (as defined in the Certificate of Designation) of the Corporation in a manner that is material and adverse to the Series A Preferred Stockholders; and

2

WHEREAS, the undersigned Series A Preferred Stockholders, constituting the Majority Holders, deem it advisable and in the best interests of the Corporation and the Series A Preferred Stockholders to (a) approve the Proposed Transaction and (b) consent to each action that is a part of the Proposed Transaction and which the Corporation is otherwise prohibited from taking pursuant to Section 8 of the Certificate of Designation without the prior affirmative vote or written consent of the Majority Holders (collectively, the “Majority Holder Transaction Approvals”).

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the undersigned, constituting the Majority Holders, hereby authorize and approve the Proposed Transaction and provide the Majority Holder Transaction Approvals.

Acknowledgement and Waiver

WHEREAS, the Proposed Transaction may constitute a Bankruptcy Event, a Change of Control, and/or a Change of Control Event (in each case as defined in the Certificate of Designation);

WHEREAS, if the Proposed Transaction is deemed to constitute a Bankruptcy Event, a Change of Control, and/or a Change of Control Event, a Mandatory Redemption Event and/or an Event of Noncompliance (in each case as defined in the Certificate of Designation) would be triggered thereby; and

WHEREAS, the undersigned Series A Preferred Stockholders have determined that (a) the Proposed Transaction does not constitute a Bankruptcy Event, a Change of Control, or a Change of Control Event and, accordingly, the Proposed Transaction does not trigger a Mandatory Redemption Event and/or Event of Noncompliance, or (b) alternatively, if the Proposed Transaction constitutes a Bankruptcy Event, a Change of Control, and/or a Change of Control Event, then it is in the best interests of the Series A Preferred Stockholders to waive the Mandatory Redemption Event and/or Event of Noncompliance triggered thereby (clauses (a) and (b), collectively, the “Acknowledgement and Waiver”).

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the undersigned Series A Preferred Stockholders hereby approve the Acknowledgement and Waiver.

Approval of Amendment and Restatement of the Corporation’s Second Amended and Restated Certificate of Incorporation (the “Second A&R COI”)

WHEREAS, the Board has determined it is advisable and is in the best interests of the Corporation and its stockholders to approve that certain Third Amended and Restated Certificate of Incorporation of the Corporation, in the form attached hereto as Exhibit D (the “Third A&R COI”), pursuant to which, subject to receipt of the requisite approvals therefor and the filing thereof with the Secretary of State of Delaware, the Second A&R COI shall be amended and restated; and

3

WHEREAS, the undersigned deem it advisable and in the best interests of the Corporation and the Series A Preferred Stockholders to approve the Third A&R COI.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the undersigned hereby authorize and approve the Third A&R COI including, without limitation, (a) the amendment and restatement of the Second A&R COI effectuated thereby and (b) the filing thereof with the Secretary of State of Delaware.

Approval of an Amendment to the then current Certificate of Incorporation of the Corporation to Implement a Reverse Stock Split

WHEREAS, the Board has determined it is advisable and is in the best interests of the Corporation and its stockholders to approve an amendment to the Second A&R COI or the Third A&R COI (depending on which is in force after the 2023 annual meeting of stockholders of the Corporation), in the form attached hereto as Exhibit D (the “Reverse Stock Split Amendment”), pursuant to which, subject to receipt of the requisite approvals therefor and the filing thereof with the Secretary of State of Delaware, the Second A&R COI or the Third A&R COI, as applicable, shall be amended to implement a reverse stock split (the “Reverse Stock Split”); and

WHEREAS, the undersigned deem it advisable and in the best interests of the Corporation and the Series A Preferred Stockholders to approve the Reverse Stock Split Amendment and the Reverse Stock Split.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the undersigned hereby authorize and approve the Reverse Stock Split Amendment including, without limitation, (a) the filing thereof with the Secretary of State of Delaware and (b) the Reverse Stock Split.

1

Omnibus Resolutions

RESOLVED, that this written consent may be executed in one or more original or facsimile counterparts, and all such counterparts taken together shall constitute one and the same document;

FURTHER RESOLVED, that that this Consent shall be delivered to the Corporation by delivery to its principal place of business, to an officer of the Corporation, and shall be retained in the records of the meetings of stockholders of the Corporation.

[Signature page follows.]

1 Approval of amendment to the Corporation’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of common shares available for issuance under the 2021 Plan TBD to the extent that such an approval right for the Series A Preferred Stockholders exists.

4

This Consent shall be effective as of the date first written above, which date is the date on which a majority of the holders of the Series A Preferred Stock approved this Consent.

KNIGHTHEAD MASTER FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Manager

By:
Name:	Laura Torrado
Title:	General Counsel

KNIGHTHEAD (NY) FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Manager

By:
Name:	Laura Torrado
Title:	General Counsel

KNIGHTHEAD ANNUITY & LIFE ASSURANCE CORPORATION

By: Knighthead Capital Management, LLC, its Investment Manager

By:
Name:	Laura Torrado
Title:	General Counsel

[Signature Page to Action by Written Consent of the Series A senior Preferred Stockholders]

KNIGHTHEAD DISTRESSED OPPORTUNITIES FUND, L.P.

By: Knighthead Capital Management, LLC, its Investment Manager

By:
Name:	Laura Torrado
Title:	General Counsel

[Signature Page to Action by Written Consent of the Series A senior Preferred Stockholders]

MARATHON ASSET MANAGEMENT, LP

By:
Name:	Louis Hanover
Title:	Chief Investment Officer

[Signature Page To Action by Written Consent of the Series A senior Preferred Stockholders]

ONEX CAPITAL SOLUTIONS HOLDINGS, LP

By: Onex Capital Solutions GP, LP, its general partner

By: Onex Capital Solutions GP, LLC, its general partner

By:
Name:	Steve Gutman
Title:	General Counsel

[Signature Page To Action by Written Consent of the Series A senior Preferred Stockholders]

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

CASPIAN SOLITUDE MASTER FUND, L.P.

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

CASPIAN HLSC1, LLC

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

CASPIAN SC HOLDINGS, L.P.

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

SPRING CREEK CAPITAL, LLC

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

CASPIAN FOCUSED OPPORTUNITIES FUND, L.P.

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV, LLC (BXII)

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

[Signature Page To Action by Written Consent of the Series A senior Preferred Stockholders]

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV, LLC (BXIIB)

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

BLACKSTONE ALTERNATIVE INVESTMENT FUND PLC (BXIII)

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

BLACKSTONE ALTERNATIVE INVESTMENT FUND PLC (BXIIIB)

By:
Name:	Richard A. Roman
Title:	Authorized Signatory

[Signature Page To Action by Written Consent of the Series A senior Preferred Stockholders]

EXHIBIT A

FIRST A&R CERTIFICATE OF DESIGNATION

(See Attached.)

EXHIBIT B

FIRST IRA AMENDMENT

(See Attached.)

EXHIBIT C

THIRD A&R COI

(See Attached.)

THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATI PHYSICAL THERAPY, INC.
[•], 2023
ATI Physical Therapy, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “ATI Physical Therapy, Inc.” The Corporation was incorporated under the name Fortress Value Acquisition Corp. II by the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware on June 10, 2020 (the “Original Certificate”).
2.    This Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”), which amends, restates and integrates the provisions of the certificate of incorporation of the Corporation as heretofore in effect (the “Prior Certificate”), was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
3.    The text of the Prior Certificate is hereby amended and restated in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is ATI Physical Therapy, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.
ARTICLE III
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE IV
CAPITALIZATION
Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 471,000,000 shares, consisting of (a) 450,000,000 shares of Class A common stock (the “Common Stock”), (b) 20,000,000 shares of Class F common stock (the “Class F Common Stock”) and (c) 1,000,000 shares of preferred stock (the “Preferred Stock”).
Section 4.2  Class F Common Stock. Upon the filing of the Certificate of Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware as contemplated by the Agreement and Plan of Merger, dated as of February 21, 2021, by and among the Corporation, FVAC Merger Corp. II and Wilco Holdco, Inc., each share of Class F Common Stock outstanding immediately prior to the filing of the Certificate of Merger shall automatically be converted into one share of Common Stock without any action on the part of any person, including the Corporation, and concurrently with such conversion, the number of authorized shares of Class F Common Stock shall be reduced to zero. It is intended that the conversion of Class F Common Stock into Common Stock will be treated as a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.
Section 4.3  Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and  to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Third Amended and Restated Certificate (including any Preferred Stock Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Third Amended and Restated Certificate (including any Preferred Stock Designation).

Section 4.4  Common Stock.
(a)	Voting.

(i)    Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.
(ii)  Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.
(iii)  Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), holders of Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
(b)   Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c)   Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
(d)   Transfer Rights. Subject to applicable law and the transfer restrictions set forth in Article VII of the Amended and Restated Bylaws of the Corporation (as such may be amended from time to time, the “Bylaws”), shares of Common Stock and the rights and obligations associated therewith shall be fully transferable to any transferee.
Section 4.5  Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The  Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
Section 4.6  No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V
BOARD OF DIRECTORS
Section 5.1  Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Third Amended and Restated Certificate or the Bylaws, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, and this Third Amended and Restated Certificate and any Bylaws adopted by the stockholders.
Section 5.2  Number, Election and Term.
(a)   The number of directors of the Corporation, shall be fixed from time to time in the manner provided in the Bylaws.
(b)   Subject to Section 5.5 hereof, any director elected or appointed prior to the date of the 2023 annual meeting of stockholders shall serve for the remainder of the term of the class of directors to which such director was originally elected or appointed. Each director elected at the 2023 annual meeting of stockholders shall be elected for a one-year term expiring at the 2024 annual meeting of stockholders. Each director elected at the 2024 annual meeting of stockholders shall be elected for a one-year term expiring at the 2025 annual meeting of stockholders. At the 2025 annual meeting of stockholders and at each annual meeting of stockholders thereafter, all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders. Subject to Section 5.5 hereof, each director shall serve from the date of such director’s election or appointment and until such director’s term expires and such director’s successor is duly elected and qualified, subject, however, to such director’s earlier death, resignation or removal. In no case shall a decrease in the number of directors shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.
(c)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3  Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation or removal may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation or removal.
Section 5.4  Removal. Subject to Section 5.5 hereof and except as otherwise required by law, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5   Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Third Amended and Restated Certificate (including any Preferred Stock Designation).
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Third Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; provided further, however, amendments or repeals of Article VIII of the Bylaws shall require the affirmative vote of the stockholders holding at least 65% of the voting power of all outstanding shares of capital stock of the Corporation; and, provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1  Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons. Any such special meeting so called may be postponed, adjourned, rescheduled or cancelled by the Board or other person calling the meeting.
Section 7.2  Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3  Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation), any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1  Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2   Indemnification and Advancement of Expenses.
(a)  To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify, defend and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation to procure a judgment in its favor (each, a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or any of its subsidiaries or, while a director or officer of the Corporation or any of its subsidiaries or, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees and disbursements, judgments, fines, Employment Retirement Income Security Act of 1974 excise taxes, damages, claims and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall, to the fullest extent not prohibited by applicable law, pay as incurred the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition (including by making payment directly to applicable third parties if requested by the indemnitee); provided, however, that, to the extent required by applicable law, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee including, without limitation, service to an employee benefit plan), shall be made only upon the Corporation’s receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification (which are, for the avoidance of doubt, indemnified proceedings) and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was, or is, authorized by the Board.

(b)  The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Third Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Third Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
CORPORATE OPPORTUNITY
Section 9.1  The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Third Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
Section 9.2  Without limiting the foregoing, to the extent permitted by applicable law, each of Advent International Corporation and its successors and Affiliates (as defined in Section 10.3) and any of their respective managed investment funds and portfolio companies (but excluding the Corporation and its subsidiaries) and their respective partners, members, directors, employees, stockholders, agents and any successor by operation of law (including by merger) of any such Person (each, an “Exempted Person”) shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries, except as otherwise expressly provided in any agreement entered into between the Corporation and such Exempted Person. To the fullest extent permitted by applicable law and subject to Section 9.1, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time available to the Exempted Persons, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation (and there shall be no restriction on the Exempted Persons using the general knowledge and understanding of the industry in which the Corporation operates which it has gained as an Exempted Person in considering and pursuing such opportunities or in making investment, voting, monitoring, governance or other decisions relating to other entities or securities) and, to the fullest extent permitted by applicable law and subject to Section 9.1, shall not be liable to the Corporation or any of its subsidiaries or stockholders for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries, or uses such knowledge and understanding in the manner described herein, in each case, except as otherwise expressly provided in any agreement entered into between the Corporation and such Exempted Person. In addition to and notwithstanding the foregoing, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy. Any person or entity purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of the provisions of this Article IX.

Section 9.3  Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this Third Amended and Restated Certificate (including any Preferred Stock Designation) inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article IX shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Third Amended and Restated Certificate, the Bylaws or applicable law.
ARTICLE X
BUSINESS COMBINATIONS
Section 10.1  Opt Out of DGCL 203. The Corporation shall not be governed by Section 203 of the DGCL.
Section 10.2  Limitations on Business Combinations. Notwithstanding the foregoing, from the time that the opt-out in Section 10.1 becomes effective, the Corporation shall not engage in any business combination, at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, with any interested stockholder for a period of three years following the time that such stockholder became an interested stockholder, unless:
(a)   prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
(b)  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by: (i) persons who are directors and also officers; or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(c)   at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
Section 10.3 Definitions. For purposes of this Article X, the term:
(a)   “Affiliate” means, with respect to any person, any other person that controls, is controlled by, or is under common control with such person.
 (b)  “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(c)   “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(i)    any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation: (A) with the interested stockholder; or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 10.2 is not applicable to the surviving entity;
(ii)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C) – (E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(v)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections “(i)”-“(iv)” above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(d)   “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
 (e)  “Exempt Transferee” means (i) any person that acquires (other than in an Excluded Transfer) directly from Advent International Corporation or any of its Affiliates or successors, ownership of voting stock of the Corporation, and is designated in writing by the transferor as an “Exempt Transferee” for the purpose of this Article X; and (ii) any person that acquires (other than in an Excluded Transfer) directly from a person described in clause “(i)” of this definition or from any other Exempt Transferee ownership of voting stock of the Corporation, and is designated in writing by the transferor as an “Exempt Transferee” for the purpose of this Article X.
(f)   “Excluded Transfer” means (i) a transfer to a person that is not an Affiliate of the transferor, which transfer is by gift or otherwise not for value, including a transfer by dividend or distribution by the transferor, (ii) a transfer in a public offering that is registered under the Securities Act of 1933, as amended (the “Securities Act”), (iii) a transfer to one or more broker-dealers or their affiliates pursuant to a firm commitment purchase agreement for an offering that is exempt from registration under the Securities Act, (iv) a transfer made through the facilities of a registered securities exchange or automated inter-dealer quotation system and (v) a transfer made in compliance with the manner of sale limitations of Rule 144(f) under the Securities Act or any successor rule or provision.
(g)   “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that: (i) is the owner of 15% or more of the outstanding voting stock of the Corporation; or (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; or (iii) an Affiliate or associate of any such person described in clauses “(i)” and “(ii)”; provided, however, that the term “interested stockholder” shall not include: (A) Sponsor Holders or their transferees, any Exempt Transferee or any of their respective Affiliates or successors or any “group”, or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act; or (B) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of (x) any action taken solely by the Corporation, or (y) share redemptions by existing stockholders; provided, that such person specified in this clause “(B)” shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(h)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:
(i)    beneficially owns such stock, directly or indirectly; or

(ii)   has: (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or
(iii)  has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subsection “(ii)” above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.
(i)    “person” means any individual, corporation, partnership, unincorporated association or other entity.
(j)    “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
 (k)  “Sponsor Holders” means the investment funds affiliated with Advent International Corporation and their successors and Affiliates.
(l)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors.
ARTICLE XI
AMENDMENT OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Third Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Third Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Third Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI. Notwithstanding any other provisions of this Third Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Article V.

IN WITNESS WHEREOF, ATI Physical Therapy, Inc. has caused this Third Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
ATI PHYSICAL THERAPY, INC.

By:
Name:
Title:

EXHIBIT D

REVERSE STOCK SPLIT AMENDMENT

(See Attached.)

CERTIFICATE OF AMENDMENT
to the
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
of
ATI PHYSICAL THERAPY, INC.

ATI PHYSICAL THERAPY, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is ATI Physical Therapy, Inc.
SECOND: The Corporation’s Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on June 16, 2021 (the “Certificate of Incorporation”).

THIRD: ARTICLE IV of the Corporation’s Certificate of Incorporation is hereby amended by inserting the following subsection (a) at the end of section 4.1:

(a) Reverse Stock Split. Effective as of 5:00 Eastern Time (the “Effective Time”) on [the date this Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State] each (__) shares of the Corporation’s Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time (the “Prior Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Common Stock be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock and shall represent one share of Common Stock from and after the Effective Time (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described below. Notwithstanding the foregoing, no fractional shares shall be issued to the holders of record of Prior Common Stock in connection with the Reverse Stock Split and, instead, each fractional share resulting from the Reverse Stock Split shall be automatically rounded up to the nearest whole number.

FOURTH: The Board of Directors and the stockholders of the Corporation have duly approved and adopted the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the _________ day of _________, 2023.

ATI PHYSICAL THERAPY, INC.

By:________________
Name:
Title:

B-1

Exhibit C-4
Registration Rights Agreement

ATI PHYSICAL THERAPY, INC.
REGISTRATION RIGHTS AGREEMENT

PREAMBLE

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June [•], 2023 (the “Effective Date”) by and among ATI Physical Therapy, Inc., a Delaware corporation (the “Company”), and the other parties signatory hereto and any additional parties identified on the signature pages of any joinder agreement executed and delivered pursuant hereto from time to time (collectively, the “Holders” and each individually a, “Holder”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

RECITALS

WHEREAS, the Company and ATI Holdings Acquisition, Inc., a Delaware corporation and an indirect subsidiary of the Company (the “Borrower”), have agreed to exchange certain Term Loans under the First Lien Facility (each as defined in that certain First Lien Credit Agreement) for an issuance of the Notes, pursuant to and in accordance with the terms and the conditions set forth in the Note Purchase Agreement, dated as of April 17, 2023 (the “Note Purchase Agreement”), by and among the Company, the Borrower, Wilco Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), the Holders initially party thereto and Wilmington Savings Fund Society, FSB, in its capacities as purchaser representative and collateral agent for the Holders and the other secured parties (the “Purchaser Representative”);

WHEREAS, the Notes are convertible into shares of the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”), at the Conversion Price (as defined in the Note Purchase Agreement), from time to time at each Holder’s election on the terms and conditions set forth in the Note Purchase Agreement; and

WHEREAS, pursuant to that certain Amended & Restated Transaction Support Agreement, dated as of April 17, 2023, by and among the Borrower, the Company, the Holders and the other parties thereto, the Company has agreed to provide certain registration rights with respect to the Convertible Notes Shares under the Securities Act and under applicable state securities laws.

NOW, THEREFORE, in consideration of the parties entering into the Note Purchase Agreement and this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

Section 1.      Shelf Registrations.

(a)      Filing. The Company shall use its reasonable best efforts to file, on or prior to the date that is forty-five (45) days after the Closing Date (the “Filing Date”), a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”) or, if the Company is ineligible to use a Form S-3 Shelf, a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf,” and together with the Form S-3 Shelf (and any Subsequent Shelf Registration), the “Shelf”) covering the resale of the Registrable Securities on a delayed or continuous basis. The Company shall use reasonable best efforts to cause the Shelf to become effective by the date that is sixty (60) days after the Filing Date; provided, that such sixty (60)-day period shall be extended to ninety (90) days after the Filing Date if the Shelf is reviewed by, and receives comments from, the SEC. The Shelf shall provide for the resale of Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, any Holder, which may include underwritten marketed offerings, underwritten block trades, registered broker trades, or any other method of distribution elected by any such Holder. The Company shall use its reasonable best efforts to maintain the Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf effective and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its reasonable best efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3.

(b)      Subsequent Shelf Registration.  If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall use all reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use all reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration is filed, the Company shall use all reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if the Company is a WKSI) and (ii) keep such Subsequent Shelf Registration continuously effective and usable until there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by any Holder in accordance with any method of distribution elected by any such Holder.

(c)       At least ten (10) Business Days prior to the Filing Date, the Company shall use its reasonable best efforts to notify each Holder in writing (which may be by email) of the information reasonably necessary about the Holder to include such Holder’s Registrable Securities in such Registration Statement. Notwithstanding anything else in this Agreement, the Company shall not be obligated to include such Holder’s Registrable Securities in such Registration Statement to the extent the Company has not received such information, on or prior to the third Business Day prior to the first anticipated filing date of a Registration Statement pursuant to this Section 1.

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Section 2.    Suspension of Sales; Adverse Disclosure.  Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than 45 days, determined in good faith by the Company to be necessary for such purpose; provided that such right to delay or suspend shall be exercised by the Company not more than two times, which may be consecutive, in any 12-month period. In the event the Company exercises its rights under the preceding sentence, each of the Holders shall suspend, immediately upon their receipt of the notice referred to above, its use of the Prospectus relating to any sale or offer to sell Registrable Securities. The Company shall immediately notify the holders of Registrable Securities of the expiration of any period during which it exercised its rights under this Section 2.

Section 3.     Company Undertakings.  Whenever Registrable Securities are registered or sold pursuant to this Agreement, the Company shall use all reasonable efforts to effect the registration and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof (excluding for the avoidance of doubt an underwritten offering that is registered pursuant to the Shelf) and pursuant thereto the Company shall as expeditiously as possible:

(a)      at least three (3) Business Days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company’s expense, furnish to the Holders copies of all such documents, other than exhibits or documents that are incorporated by reference, proposed to be filed and such other documents reasonably requested by the Holders (which may be furnished by email), which documents shall be subject to the review and comment of the counsel to the Holders (solely with respect to information regarding the Holders or the intended plan of distribution of the Registrable Securities held by the Holders);

(b)     notify the Holders of the effectiveness of each Registration Statement and prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period ending on the date on which all Registrable Securities have been sold under such Registration Statement or have otherwise ceased to be Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

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(c)      with respect to an offering of Registrable Securities, furnish to the Holders, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B and any “issuer free writing prospectus” as such term is defined under Rule 433)), all exhibits and other documents filed therewith and such other documents as the Holders may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by any Holders, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other Governmental Entity relating to such offer;

(d)     use all reasonable efforts (x) to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holders reasonably request, (y) to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (z) to do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by it (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(e)       notify the Holders and their counsel: (x) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (A) upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits any fact necessary to make the statements in the Registration Statement or the Prospectus or Free Writing Prospectus relating thereto not misleading or otherwise requires the making of any changes in such Registration Statement, Prospectus, Free Writing Prospectus or document, and, at the request of the Holders, the Company shall promptly prepare a supplement or amendment to such Prospectus or Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to the Holders, its counsel and file such supplement or amendment with the SEC so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (B) as soon as the Company becomes aware of any comments or inquiries by the SEC or any requests by the SEC or any Federal or state Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (C) as soon as the Company becomes aware of the issuance or threatened issuance by the SEC of any stop order suspending or threatening to suspend the effectiveness of a Registration Statement covering the Registrable Securities or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (y) when each Registration Statement or any amendment thereto has been filed with the SEC and when each Registration Statement or the related Prospectus or Free Writing Prospectus or any Prospectus supplement or any post-effective amendment thereto has become effective;

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(f)        use its reasonable best efforts to cause all such Registrable Securities to be listed on the Principal Market;

(g)       provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of the applicable Registration Statement;

(h)       permit the Holders and their counsel and any other attorney, accountant or other agent retained by the Holders to participate, at each such Person’s own expense (except as provided in Section 4) (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement;

(i)       in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any security included in such Registration Statement for sale in any jurisdiction, the Company shall use all reasonable efforts promptly to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (y) obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Free Writing Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;

(j)      with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b)) such Free Writing Prospectus or other materials without the prior written consent of the Holders, which Free Writing Prospectuses or other materials shall be subject to the review of its counsel;

(k)      provide or maintain a CUSIP number for the Registrable Securities prior to the effective date of the first Registration Statement including Registrable Securities;

(l)       promptly notify in writing the Holders (which notice may be by email) (x) when such Registration Statement or related Prospectus or Free Writing Prospectus or any Prospectus amendment or supplement or post- effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective and (y) of any written comments by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto;

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(m)      (i) prepare and file with the SEC such amendments and supplements to each Registration Statement as  may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder, and if applicable, file any Registration Statements pursuant to Rule 462(b); (ii) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force); (iii) comply with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; (iv) provide additional information related to each Registration Statement as requested by, and obtain any required approval necessary from, the SEC or any Federal or state Governmental Entity; and (v) respond promptly to any comments received from the SEC and request acceleration of effectiveness promptly after it learns that the SEC will not review the Registration Statement or after it has satisfied comments received from the SEC;

(n)      within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);

(o)       use its reasonable best efforts to deliver all the necessary documentation to cause the Company’s transfer agent to remove any restrictive legend on any Registrable Securities, as promptly as practicable and no later than two (2) business days after such request, when such Registrable Securities are sold (or proposed to be sold) pursuant to Rule 144 or the Registration Statement or may be sold without restriction or limitation under Rule 144, in each case in accordance with customary practice. In connection therewith, if required by the Company’s transfer agent, the Company will use its reasonable best efforts to promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to deliver such Registrable Securities without any such legend. If restrictive legends are no longer required for the Registrable Securities pursuant to the foregoing, the Company shall, reasonably promptly following any request therefor from a Holder, accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for the securities; and

(p)       use all reasonable efforts to take all other actions necessary to effect the registration and sale of the Registrable Securities contemplated hereby.

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Section 4.      Registration Expenses.

All Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered shall be borne by the Holders.

Section 5.      Indemnification and Contribution.

(a)     Indemnification by the Company.  The Company agrees to indemnify and hold harmless each of the Holders and their respective Affiliates, directors, officers, employees, members, managers and agents and each Person who controls any of the Holders within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable Law, from and against any losses, claims, expenses, damages and liabilities or whatever kind (including legal or other expenses reasonably incurred in connection with investigating, preparing or defending same and the cost of enforcing any right to indemnification hereunder) (collectively, “Losses”) to which they or any of them may become subject insofar as such Losses (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (y) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal law, any state or foreign securities law, or any rule or regulation promulgated under of the foregoing laws, relating to the offer or sale of the Registrable Securities, and in any such case, the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such Loss, claim, damage, liability, action or investigation (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holders specifically for inclusion therein, including any notice, questionnaire or information provided pursuant to Section 1(c) herein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

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(b)      Indemnification by the Holders.  Each of the Holders agrees, severally but not jointly, to indemnify and hold harmless the Company and each of its Affiliates, directors, employees, members, managers and agents and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable Law, from and against any and all Losses to which they or any of them may become subject insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in the Disclosure Package or any Holder Free Writing Prospectus, preliminary, final or summary Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, however, that the total amount to be indemnified by any Holder pursuant to this Section 5(b) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in the offering to which such Registration Statement or Prospectus relates; provided further that no Holder shall be liable in any case to the extent that prior to the filing of any such Registration Statement or Disclosure Package, or any amendment thereof or supplement thereto, it has furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness of such Registration Statement or Disclosure Package, or any amendment thereof or supplement thereto which corrected or made not misleading information previously provided to the Company. This indemnity agreement will be in addition to any liability which the Holders may otherwise have.

(c)      Notification.  If any Person shall be entitled to indemnification under this Section 5 (each, an “Indemnified Party”), such Indemnified Party shall give prompt written notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this Section 5(c) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party shall have failed within a reasonable period of time after receipt of written notice from such Indemnified Party of such claim or proceeding to assume such defense and the Indemnified Party is or would reasonably be expected to be materially prejudiced by such delay. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Section 5 only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. The indemnity agreements contained in this Section 5 shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Section 5 shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

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(d)      Contribution.  If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Section 5, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 5(d). Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 5(d) will be limited to an amount equal to the net proceeds received by such Holder in respect of the Registrable Securities sold pursuant to the offering of Registrable Securities which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 6.      General Provisions.

(a)       Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and Holders holding at least a majority of the then outstanding Registrable Securities (assuming for such purpose that all of the outstanding Notes were converted into Convertible Note Shares); provided, however, that notwithstanding the foregoing, any party may give a waiver as to itself; provided, further, that no amendment, modification or waiver that adversely affects one Holder shall be effective against such Holder without the prior written consent of such Holder. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

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(b)      Remedies.  The parties to this Agreement will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party will be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)       Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)      Entire Agreement.  Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)      Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party.

(f)       Confidentiality.  The Holders agree to treat as confidential the receipt of any notice hereunder and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by the Holders in breach of the terms of this Agreement).

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(g)     Notices.  Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications will be sent to the Company at the address specified on the signature page hereto and to any holder, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. The Company’s address is:

c/o ATI Physical Therapy, Inc.
790 Remington Blvd., Bolingbrook, Illinois, 60440
Attention: Erik Kantz, Chief Legal Officer and Corporate Secretary
E-mail: Erik.Kantz@atipt.com

With a copy (which does not constitute notice under this Agreement) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Alexander D. Lynch, Esq.
E-mail: alex.lynch@weil.com

If to the Holders, to the Purchaser Representative on their behalf at:

Wilmington Savings Fund Society, FSB
500 Delaware Ave.
Wilmington, DE 19801
Attention: ATI Holdings Acquisition, Inc.
E-mail: phealy@wsfsbank.com

With a copy (which does not constitute notice under this Agreement) to:

Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
Attention: Gregg Bateman
Email: bateman@sewkis.com

And

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Dan Gibbons, Esq.
E-mail: dan.gibbons@davispolk.com

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or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(h)      Business Days.  If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(i)        Applicable Law; Exclusive Jurisdiction; Jury Waiver.

(i)        This Agreement, and all rights, obligations, claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Agreement, or the negotiation, administration, performance, or enforcement of this Agreement (the “Relevant Matters”), shall be governed by, and construed and enforced in accordance with, the internal Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof, including its statutes of limitations.

(ii)      Each of the parties irrevocably consents to the exclusive jurisdiction and venue of, and agrees not to commence any legal proceedings with respect to a Relevant Matter except in, any federal or New York State Court sitting in the borough of Manhattan, in the city of New York (or any appellate court therefrom) in connection with any Relevant Matter. By execution and delivery of this Agreement, each party irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and to the appellate courts therefrom solely for the purposes of disputes in connection with any Relevant Matter and not as a general submission to such jurisdiction or with respect to any other dispute, matter or claim whatsoever. The parties hereby waive any right to stay or dismiss any action or proceeding in connection with any Relevant Matter brought before the foregoing courts on the basis of (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason or that it or any of its property is immune from the above-described legal process, that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement may not be enforced in or by such courts, or (iii) any other defense that would hinder or delay the levy, execution or collection of any amount to which any party is entitled pursuant to any final judgment of any court having jurisdiction.

(iii)     EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ACTIONS OF ANY PARTY IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, OR ANY OTHER RELEVANT MATTER.

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(j)      Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

(k)      No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

(l)       Counterparts.  This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement.

(m)    Electronic Delivery.  This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(n)     Further Assurances.  In connection with this Agreement and the transactions contemplated hereby, the Holders agree to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(o)      Third-Party Beneficiaries.  No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except  as otherwise expressly provided herein.

(p)      Rule 144.  With a view to making available to the Holders the benefits of Rule 144, the Company covenants that so long as any Holder holds Registrable Securities it will (x) make available information necessary to comply with Rule 144, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (y) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable it to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

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(q)      Termination.  Notwithstanding anything to the contrary contained herein, from the first day on which each of the Holders ceases to hold Registrable Securities, then this Agreement shall expire and terminate automatically; provided, however, that Exhibit A, and Sections 4 through 6 shall survive the termination of this Agreement.

*          *          *          *          *

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ATI PHYSICAL THERAPY, INC.

By:	/s/ [•]
	Name:	[•]
	Title:	[•]

[Signature Page to Registration Rights Agreement]

[HOLDER]

By:	/s/ [•]
Name: [•]
Title: [•]
Email Address: [•]
Address for Notice to Holder: [•]
Address for Delivery (if not same as address for notice): [•] Aggregate amount of Notes held: [●]

[HOLDER]

By:	/s/ [•]
Name: [•]
Title: [•]
Email Address: [•]
Address for Notice to Holder: [•]
Address for Delivery (if not same as address for notice): [•] Aggregate amount of Notes held: [●]

[Signature Page to Registration Rights Agreement]

EXHIBIT A

DEFINITIONS

Capitalized terms used in this Agreement have the meanings set forth in the Note Purchase Agreement and, to the extent not defined therein, below.

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Company (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise at any time and for so long as such control exists.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble and shall include its successor(s).

“Convertible Note Shares” means collectively the shares of Common Stock issuable upon conversion of the Notes in accordance with their terms, as such number may be adjusted pursuant to the provisions thereof.

“Director” means a member of the Board until such individual’s death, disability, disqualification, resignation, or removal.

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary Prospectus, (ii) the number of securities included in the offering; (iii) each Free Writing Prospectus and (iv) all other information that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Effective Date” has the meaning set forth in the preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

 “Filing Date” has the meaning specified in Section 1(a).

“FINRA” means the Financial Industry Regulatory Authority.

 “First Lien Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of February 24, 2022 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of March 30, 2022 and as further amended by that certain Amendment No. 2 to Credit Agreement, to be dated as of April 15, 2023), among the Borrower, Holdings, the lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent.

“Form S-1 Shelf” has the meaning specified in Section 1(a).

“Form S-3 Shelf” has the meaning specified in Section 1(a).

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Governmental Entity” means any government, political subdivision, governmental, administrative, self-regulatory or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder Free Writing Prospectus” means each Free Writing Prospectus prepared by or on behalf of any of the Holders or used or referred to by any of the Holders in connection with the offering of Registrable Securities.

“Indemnified Party” has the meaning specified in Section 5(c).

“Indemnifying Party” has the meaning specified in Section 5(c).

“Losses” has the meaning set forth in Section 5(a).

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of any Prospectus, in the light of the circumstances under which they were made), not misleading.

“Note Purchase Agreement” has the meaning set forth in the preamble.

“Notes” has the meaning set forth in the Note Purchase Agreement.

“NYSE” means the New York Stock Exchange.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Entity or other entity.

“Principal Market” means the NYSE or if the NYSE is not the principal market for the Common Stock, then the principal securities exchange or securities market on which the Common Stock is then traded.

“Prospectus” means the prospectus used in connection with a Registration Statement.

 “Registrable Securities” means the Convertible Note Shares, if any, delivered or deliverable by the Company pursuant to the Note Purchase Agreement; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which such securities are disposed of pursuant to an effective Registration Statement under the Securities Act; (ii) the date on which such securities cease to be outstanding; or (iii) with respect to any Holder, at such time as (A) the Convertible Note Shares held by such Holder may be sold without registration and without any limitations, including restrictions on volume, manner of sale or other limitations or restrictions pursuant to Rule 144 (or any successor rule promulgated thereafter by the SEC) or (B) such Holder ceases to hold any Notes or Convertible Note Shares.

“Registration Expenses” means all expenses (other than underwriting discounts and commissions) arising from or incident to the registration of Registrable Securities in compliance with this Agreement, including:

i.          stock exchange, SEC, FINRA and other registration and filing fees,

ii.         all fees and expenses incurred in connection with complying with any securities or blue sky laws (including fees, charges and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities),

iii.        all printing, messenger and delivery expenses,

iv.        the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits or “comfort letters” required in connection with or incident to any sale of Registrable Securities pursuant to a registration),

v.         the fees and expenses incurred in connection with the listing of the Registrable Securities on the Principal Market, and

vi.        reasonable and documented out-of-pocket fees, charges and disbursements of one counsel to the Holders, including, for the avoidance of doubt, any expenses of such counsel incurred in connection with the filing or amendment of any Registration Statement, Prospectus or Free Writing Prospectus hereunder (provided that in no event shall such fees, charges and disbursements of counsel exceed $100,000);

provided that in no instance shall Registration Expenses include Selling Expenses.

“Registration Statement” means any registration statement filed pursuant to the terms of this Agreement.

“Relevant Matters” has the meaning set forth in Section 6(i)(i).

“Rule 144”, “Rule 159”, “Rule 159A(b),” “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430A”, “Rule 430B”, “Rule 433” and “Rule 462(b)” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same will be amended from time to time, or any successor rule then in force.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Selling Expenses” means the underwriting fees, discounts, selling commissions, underwriter marketing costs and stock transfer taxes applicable to all Registrable Securities registered by any Holder and legal fees and expenses not included within the definition of Registration Expenses.

“Shelf” has the meaning set forth in Section 1(a).

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415.

“Subsequent Shelf Registration” has the meaning specified in Section 1(b).

“Transfer” means any sale, transfer, assignment or other disposition of (whether with or without consideration and whether voluntary or involuntary or by operation of law) of Common Stock.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Exhibit C-5
Series B Certificate of Designation
CERTIFICATE OF DESIGNATION

OF

SERIES B PREFERRED STOCK

OF

ATI PHYSICAL THERAPY, INC.

FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE

ON JUNE [●], 2023

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), ATI Physical Therapy, Inc., a corporation duly organized and validly existing under the DGCL (the “Issuer” or the “Company”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

WHEREAS, the Second Certificate of Incorporation of the Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Certificate of Incorporation”) authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $0.0001 per share, of the Issuer (“Preferred Stock”) in one or more series; and expressly authorizes the Board of Directors of the Issuer (the “Board of Directors”), subject to limitations prescribed by law, to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and included in a certificate of designation; and

WHEREAS, on April [●], 2023, the Board of Directors approved and adopted the following certificate of designation (this “Certificate of Designation” or this “Certificate”) for purposes of issuing shares of Preferred Stock, with a par value of $0.0001 per share, designated as a series known as “Series B Preferred Stock”, with each such share having the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions, as set forth in this Certificate of Designation.

NOW THEREFORE, BE IT RESOLVED, that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors hereby provides out of the unissued shares of the Preferred Stock a series of Preferred Stock designated as “Series B Preferred Stock” and authorizes for issuance up to 450,000 shares of the Series B Preferred Stock (as defined below), and hereby fixes the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions of the Series B Preferred Stock, as follows:

1.          Designation.  A total of 450,000 shares of Preferred Stock, with a par value of $0.0001 per share, shall be designated as a series known as “Series B Preferred Stock” (the “Series B Preferred Stock”), which Series B Preferred Stock will have the respective designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions set forth in this Certificate of Designation. For the avoidance of doubt, the Company may issue fractional shares of Series B Preferred Stock, and a fractional share of Series B Preferred Stock shall have the corresponding fractional rights, obligations and liabilities of a whole share of Series B Preferred Stock; provided, that for purposes of Section 3, any such fractional share shall be rounded down to the nearest whole share of Series B Preferred Stock.

2.           Ranking; Liquidation; No Other Economic Rights.

(a)          With respect to (i) payment of dividends, (ii) distribution of assets and (iii) all other liquidation, winding up, dissolution, dividend and redemption rights, the Series B Preferred Stock shall rank junior to any existing or future secured or unsecured indebtedness and other liabilities (including trade payables) of the Company and junior in priority of payment to all Senior Stock (as defined below) in any redemption, liquidation, dissolution, winding up or distribution of the Company (collectively, “Senior Payment Obligations”), and senior to Common Stock. For purposes of this Certificate of Designation, “Senior Stock” shall mean any Capital Stock of the Company ranking senior (as to dividend rights, redemption rights, and upon liquidation, dissolution or winding up, as applicable) to the Series B Preferred Stock, including the shares of Preferred Stock designated as “Series A Senior Preferred Stock”.

(b)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, after satisfying any Senior Payment Obligations and before any payment in respect of any Common Stock, an amount per share equal to $0.0001. If upon any such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled under this Section 2(b), the holders of shares of Series B Preferred Stock shall, in respect of their shares of Series B Preferred Stock, share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

(c)           Except as expressly set forth in this Section 2 or in Section 4, the Series B Preferred Stock shall not have any (i) dividend, distribution, redemption or liquidation rights, (ii) right to receive any distribution of any of the Company’s assets, or (iii) rights in respect of the liquidation, winding up or dissolution of the Company.

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3.           Voting.

(a)           Except as otherwise required by law or the Certificate of Incorporation or any Preferred Stock Designation (as defined in the Certificate of Incorporation), each share of Series B Preferred Stock shall entitle the Holder thereof to cast that number of votes as is equal to the number of votes that such Holder would be entitled to cast if such Holder was deemed to have converted such share of Series B Preferred Stock into Common Stock, on the terms and conditions set forth in Section 5, on the record date for determining the stockholders of the Company eligible to vote on such matter, on all matters on which stockholders of the Company generally are entitled to vote as specified in Section 3(b); provided, that a Holder will not be entitled to cast any votes in respect of any share of Series B Preferred Stock for which the corresponding Stapled Second Lien PIK Convertible Note has been repaid, repurchased, redeemed or converted as of the relevant record date for such matter.

(b)           Except as otherwise required by law or the Certificate of Incorporation or any Preferred Stock Designation, at any annual or special meeting of the stockholders of the Company, holders of Series B Preferred Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the holders of Common Stock.  The holders of Series B Preferred Stock (on an as-converted basis) and the holders of Common Stock shall vote together as a single class on all such matters. Notwithstanding the foregoing, except as otherwise required by law or the Certificate of Incorporation or any Preferred Stock Designation, holders of Series B Preferred Stock shall not be entitled to vote on any amendment to the Certificate of Incorporation or any Preferred Stock Designation that relates solely to the terms of one or more outstanding series of Preferred Stock (other than the Series B Preferred Stock) if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or the DGCL.

4.           Dividend Rights.  On each Dividend Payment Date, the Holder of each share of Series B Preferred Stock shall receive a dividend in kind, in the form of additional shares of Series B Preferred Stock as set forth in Section 11.02(c) in the Note Purchase Agreement.

5.           Deemed Conversion.  Solely for purposes of determining the number of votes each share of Series B Preferred Stock shall entitle the Holder thereof to cast for any matter on which, pursuant to Section 3, the Holders are entitled to vote, the Series B Preferred Stock shall be deemed to be convertible into Common Stock as follows:

(a)            Conversion Ratio.  Each share of Series B Preferred Stock shall be deemed to be convertible, at any time and from time to time, and without the payment of additional consideration by the applicable Holder, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Series B Original Issue Price (as defined below) by the Series B Conversion Price (as defined below) in effect at the time of such deemed conversion.  The “Series B Original Issue Price” shall mean $1,000 per share of Series B Preferred Stock, subject to appropriate adjustment in the event of any stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock.  The “Series B Conversion Price” shall initially be equal to [$0.2574]1.  Such initial Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be deemed converted into shares of Common Stock, shall be adjusted from time to time if any Conversion Adjustment Event occurs (with the Series B Conversion Price being adjusted in the same manner and on the same terms applicable to the corresponding adjustment to the Conversion Price (as defined in the Note Purchase Agreement), and with the applicable Conversion Terms being incorporated herein mutatis mutandis).

1 Subject to adjustment for any reverse stock splits consummated prior to the filing of this Certificate of Designation.

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(b)           Effect of Recapitalizations; Reclassifications and Changes of Common Stock.  In the case of any Merger Event (as defined in the Note Purchase Agreement), the anti-dilution and other adjustments set forth in the Conversion Terms shall be applied with respect to the Series B Preferred Stock in a manner as nearly equivalent as is possible to the adjustments provided for in this Section 5; provided, however, that the Issuer shall not be permitted to effectuate, or otherwise become a party to, any Merger Event, if such Merger Event would cause any Second Lien PIK Convertible Notes then outstanding to become convertible into any shares of Capital Stock of any Person other than the Issuer, unless (x) the shares of Series B Preferred Stock then outstanding are converted into or exchanged for shares of Successor Preferred Stock (as defined below), and (y) such shares of Successor Preferred Stock have voting rights as nearly as equivalent as is possible to the Series B Preferred Stock. If, in the case of any Merger Event, the Reference Property (as defined in the Note Purchase Agreement) includes shares of stock, securities or other property or assets (including cash or any combination thereof) of a Person other than the successor or purchasing corporation, as the case may be, then, in such Merger Event, such other Person shall agree to undertake the obligations of the Issuer in this Agreement and shall undertake such additional obligations to protect the interests of the holders of the Notes as the Issuer shall reasonably consider necessary by reason of the foregoing.

(c)           No Actual Conversion.  Notwithstanding anything to the contrary in this Certificate of Designation, shares of Series B Preferred Stock shall be deemed converted into Common Stock solely for the purposes expressly set forth herein, but in no event shall any shares of Series B Preferred Stock actually be converted into or exchanged for Common Stock.

6.          Mandatory Forfeiture.

(a)          At any time and from time to time, upon the occurrence of a Forfeiture Triggering Event, to the extent not prohibited by law, any applicable Forfeitable Shares shall be deemed to be immediately forfeited and cancelled for no consideration on the terms and subject to the conditions set forth in this Section 6 (a “Mandatory Forfeiture”) without any further action by the Company.

(b)          Written notice of any Mandatory Forfeiture pursuant to this Section 6 shall be given by the Company within 15 Business Days following the applicable forfeiture date (each such date, a “Mandatory Forfeiture Date”), which notice shall indicate (1) the number of Forfeitable Shares that have been forfeited and cancelled and (2) the Mandatory Forfeiture Date.  For the avoidance of doubt, shares of Series B Preferred Stock are not redeemable, forfeitable or cancellable (i) at the Holder’s election or (ii) at the Company’s election except, in the case of this clause (ii), pursuant to this Section 6.

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7.          Mandatory Transfers; Restrictions on Transfer.

(a)            In connection with any assignment, sale, disposal or other transfer of a Stapled Second Lien PIK Convertible Note by a Holder to an Eligible Transferee, such Holder shall be deemed to have substantially concurrently assigned, sold, disposed of or transferred to such Eligible Transferee the corresponding shares of Series B Preferred Stock, and such Eligible Transferee shall thereafter be the Holder of such shares of Series B Preferred Stock and the corresponding Stapled Second Lien PIK Convertible Note(s).

(b)          No Holder shall, directly or indirectly, assign, sell, offer to sell, pledge, mortgage, hypothecate, encumber, dispose of or otherwise consummate or permit any like transfer or encumbrance of any Series B Preferred Stock held by such Holder, in each case other than to an Eligible Transferee of such Holder and then only together with a proportional interest in the applicable Stapled Second Lien PIK Convertible Note.

8.        Tax Treatment.  The Holders and the Company agree that for U.S. federal (and applicable state and local) income tax purposes (a) the Series B Preferred Stock and Stapled Second Lien PIK Convertible Notes shall be treated as a single integrated instrument and (b) such single integrated instrument shall be treated as indebtedness of the Company (in each case, including as a result of the transfer restrictions provided in Section 7), and none of the Holders or the Company shall file any tax return or take any position contrary or inconsistent with such treatment described in clause (a) or (b) unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended (or any analogous provision of applicable state or local income tax law).

9.        Amendments and Waivers.  So long as any shares of Series B Preferred Stock remain outstanding, and unless a greater percentage is required by law, the Issuer shall not, without the affirmative vote or written consent of the Majority Holders, voting separately as one class, amend, alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock, or waive the compliance of any of the covenants included in this Certificate of Designation.

10.        Cancellation; No Conversion Rights.  No shares of Series B Preferred Stock acquired by the Company by reason of redemption, purchase or otherwise shall be reissued or held in treasury for reissuance, and the Company shall take all necessary action to cause such shares of Series B Preferred Stock immediately to be canceled, retired and eliminated from the shares of Series B Preferred Stock which the Company shall be authorized to issue.  The Holders have no rights to convert any Series B Preferred Stock into any other Equity Interests of the Company.

11.         Rights and Remedies of Holders.

(a)            The various provisions set forth under this Certificate of Designation are for the benefit of the Holders and, subject to the terms and conditions hereof and applicable law, will be enforceable by them, including by one or more actions for specific performance.

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(b)            Except as expressly set forth herein, all remedies available under this Certificate of Designation, at law, in equity or otherwise, will be deemed cumulative and not alternative or exclusive of other remedies.  The exercise by any Holder of a particular remedy will not preclude the exercise of any other remedy.

12.          Definitions.  As used in this Certificate of Designation, the following terms shall have the meanings specified below:

“Business Day” shall have the meaning assigned to such term in the Note Purchase Agreement.

“Capital Stock” means:

(1)         in the case of a corporation, corporate stock;

(2)        in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)         in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4)         any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Certificate of Designation” shall have the meaning assigned to such term in the recitals hereof.

“Certificate of Incorporation” shall have the meaning assigned to such term in the recitals hereof.

“Common Stock” means any shares of Class A common stock, with a par value of $0.0001 per share, of the Company.

“Company” shall have the meaning assigned to such term in the recitals hereof.

“Conversion Adjustment Events” means, collectively, the events specified in Section 10.04 of the Note Purchase Agreement (each of which, for the avoidance of doubt, is intended to result in an adjustment to the Series B Conversion Price hereunder which corresponds to the adjustment to the Conversion Price under the Note Purchase Agreement).

“Conversion Terms” means the terms, conditions and other provisions set forth in Article 10 of the Note Purchase Agreement.

“DGCL” shall have the meaning assigned to such term in the introductory paragraph hereof.

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“Dividend Payment Date” shall mean, with respect to any share of Series B Preferred Stock, the Interest Payment Date associated with the corresponding Stapled Second Lien PIK Convertible Note.

“Eligible Transferee” shall have the meaning assigned to such term in the Note Purchase Agreement.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Forfeitable Shares” shall mean any shares of Series B Preferred Stock that have become subject to a Forfeiture Triggering Event.

“Forfeiture Triggering Event” shall mean, with respect to any share of Series B Preferred Stock, each date, if any, on which the corresponding Stapled Second Lien PIK Convertible Note has been repaid, repurchased, redeemed or converted.

“Holder” means, as of the relevant date, any Person that is the holder of record of at least one share of Series B Preferred Stock, as of such date.

“Initial Issue Date” means June [●], 2023.

“Interest Payment Date” shall have the meaning assigned to such term in the Note Purchase Agreement.

“Majority Holders” means, as of any date of determination, the Holders holding a majority of the then-outstanding shares of Series B Preferred Stock.

“Mandatory Forfeiture” shall have the meaning assigned to such term in Section 6(a).

“Mandatory Forfeiture Date” shall have the meaning assigned to such term in Section 6(b).

“Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of April [●], 2023, by and among the Company, ATI Holdings Acquisition, Inc., a Delaware corporation, Wilco Intermediate Holdings, Inc., a Delaware corporation, the Purchasers from time to time party thereto and Wilmington Savings Fund Society, FSB, as the purchaser representative and collateral agent for the Purchasers, as the same may be amended, modified, supplemented and/or restated from time to time.

“Person” means any individual, corporation, limited liability company, partnership (including limited partnership), joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

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“Preferred Stock” shall have the meaning assigned to such term in the recitals hereof.

“Purchasers” shall have the meaning assigned to such term in the Note Purchase Agreement.

“Second Lien PIK Convertible Notes” shall mean the subordinated second lien PIK convertible notes issued pursuant to the Note Purchase Agreement.

“Series B Preferred Stock” shall have the meaning assigned to such term in Section 1.

“Stapled Second Lien PIK Convertible Note” shall mean, with respect to any share of Series B Preferred Stock, a corresponding principal amount of Second Lien PIK Convertible Notes held by the Holder of such share, with 1 (one) share of Series B Preferred Stock corresponding to $1,000 principal amount of Second Lien PIK Convertible Notes.

“Successor Preferred Stock” shall mean, as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes, regardless of designation, that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

“U.S.” means the United States of America.

13.        Interpretation.

(a)          Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

(b)          The headings are for convenience only and shall not be given effect in interpreting this Certificate of Designation.  References herein to any Section shall be to a Section hereof unless otherwise specifically provided.

(c)          References herein to any law shall mean such law, including all rules and regulations promulgated under or implementing such law, as amended from time to time and any successor law unless otherwise specifically provided.  Except as otherwise stated in this Certificate of Designation, references in this Certificate of Designation to any contract(s) or written agreement(s) shall mean such contract or written agreement, regardless of any subsequent replacement, refunding, refinancing, extension, renewal, restatement, amendment, supplement or modification thereof or thereto and regardless of whether the Issuer is, remains, was, or has ever been, a party thereto.

(d)          The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Certificate of Designation, refer to this Certificate of Designation as a whole and not to any particular provision of this Certificate of Designation.

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(e)          The use of the masculine, feminine or neuter gender or the singular or plural form of words shall not limit any provisions of this Certificate of Designation.

(f)          The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(g)         The word “will” shall be construed to have the same meaning as the word “shall”.  With respect to the determination of any period of time, “from” shall mean “from and including”.  The word “or” shall not be exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

(h)          The terms “lease” and “license” shall include “sub-lease” and “sub-license”, as applicable.

(i)           All references to “$”, currency, monetary values and dollars set forth herein shall mean U.S. dollars.

(j)          When the terms of this Certificate of Designation refer to a specific agreement or other document or a decision by any body or Person that determines the meaning or operation of a provision hereof, the secretary of the Company shall maintain a copy of such agreement, document or decision at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor.

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9

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by a duly authorized officer this [●] day of June, 2023.

ATI PHYSICAL THERAPY, INC.

By:
Name:
Title:

[Signature Page to Series B Certificate of Designation]